Exhibit 4.9

BUSINESS UNIT PURCHASE AGREEMENT AND OTHER COVENANTS

BETWEEN

FIBRIA CELULOSE S.A.

(“Seller”)

AND

SUZANO PAPEL E CELULOSE S.A.

(“Buyer”)

January 31, 2011

Table of Contents

1.	Definitions and Construal	1

2.	Business Units	3

3.	Assets	3

4.	Debits and Credits	4

5.	Other Covenants	4

6.	Price and Payment Conditions	4

7.	Seller’s Representantions and Warranties	5

8.	Buyer’s Representantions and Warranties	6

9.	Indemnity	7

10.	Parties’ Obligations to Transfer the Business Units, Assets, Trademarks and Additional Agreements to Buyer	9

11.	Voluntary Disposal of Assests by Buyer	10

12.	Dissolution of CONPACEL

13.	Expenses

14.	Confidentiality and Announcements	10

15.	Information to the Antitrust Authorities	11

16.	Arbitration	11

17.	Miscellaneous	12

List of Exhibits

Exhibit 1(bb)	List of Forest Units

Exhibit 3.1(i)	List of Assets

(a) Accounting Balances

(b) Properties

(c) Vehicles

Exhibit 3.1(ii)	Report

Exhibit 3.1(iii)	Assets Values

Exhibit 3.2	List of Excluded Assets

Exhibit 4.1(i)	List of Debits

Exhibit 4(ii)	List of Excluded Debts

Exhibit 4.2	List of Credits

Exhibit 5.3(i)	List of Trademarks

Exhibit 5.3(ii)	List of Additional Agreements

Exhibit 7.9	List of Transferred Agreements

Exhibit 7.12	List of Industrial Property Rights

Exhibit 7.14	List of Powers of Attorney

Exhibit 9.3.2	Governance Agreement

Exhibit 10.1.1	Summary of the Agreement

Exhibit 10.1.3	List of Employees

Exhibit 10.1.5	Draft Trademarks Assignment and Transfer Agreement

Exhibit 10.1.6	License to Use Genetic Material

Exhibit 17.12	Authorized Initials

BUSINESS UNITS PURCHASE AGREEMENT AND OTHER COVENANTS

This Business Units Purchase Agreement and Other Covenants is executed on this January 31, 2011, by and between:

ON THE ONE PART:

1.         FIBRIA CELULOSE S.A., a company with its principal place of business in the City of São Paulo, State of São Paulo, at Alameda Santos, No. 1357, 6th floor, District of Cerqueira César, Postal Code 01419-001, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 60.643228/0001-21, herein represented according to its Bylaws by its officers, Messrs. Carlos Augusto Lira Aguiar, Brazilian citizen, married, engineer, bearer of Identity Card (RG) No. 11.044.512-9 IFP-RJ, enrolled in the Individual Taxpayers’ Register (CPF/MF) under No. 032.209.829-72, and Marcelo Strufaldi Castelli, Brazilian citizen, married, mechanical engineer, bearer of Identity Card (RG) No. 11.778.104-6 SSP/SP, enrolled in CPF/MF under No. 057.846.538-81, both of whom resident and domiciled in the City and State of São Paulo, with business address at Alameda Santos, nº 1357 — 6th floor, CEP 01419-908 (hereinafter referred to as “Seller”)

AND, ON THE OTHER PART:

2.         SUZANO PAPEL E CELULOSE S.A., a company with its principal place of business in the City of Salvador, State of Bahia, at Av. Professor Magalhães Neto, No. 1752, 2nd floor, Suites 206, 207, and 208, Pituba, Postal Code 41810-012, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance under CNPJ/MF No. 16.404.287/0001-55, herein represented according to its Bylaws by its officers Bernardo Szpigel, Brazilian citizen, divorced, engineer, bearer of Identity Card (RG) No. 2.397.570 IPF/RJ and enrolled in the CPF/MF under No. 069.291.337-87, and Carlos Aníbal Fernandes de Almeida Júnior, Brazilian citizen, married, engineer, bearer of Identity Card (RG) No. M-4.379.898 SSP/MG and enrolled in the CPF/MF under No. 910.169.166-04, both of whom resident and domiciled in the City and State of São Paulo, with business address at Avenida Brigadeiro Faria Lima, 1355, 8th floor (hereinafter referred to as “Buyer”),

(Seller and Buyer jointly referred to as “Parties”, and individually as “Party”)

WITNESSETH:

WHEREAS, Seller is the co-owner, along with Buyer and in equal parts, of the Plant Unit (as defined below), and the Related Forest Units (as defined below), organized and existing as a result of the operation of Consórcio Paulista de Papel e Celulose — CONPACEL (“CONPACEL”).

WHEREAS, each of the ideal portion Seller holds in the Plant Unit and in the Related Forest Units (the latter being centralized as a result of the Special Regime granted by the São Paulo State Treasury Office (Proceeding UA 1000041445372/2005) and by the Brazilian Federal Revenue Office (Proceeding 10880.005545/2006-00)) is a “Business Unit”, according to provisions of article 1142 et. seq. of the Civil Code and as defined below;

WHEREAS, Seller desires to sell the Business Units (as defined below) to Buyer, and Buyer desires to purchase them from Seller along with the Trademarks (as defined below); and

WHEREAS, as result of the purchase of the Business Units and the Trademarks, Seller shall transfer to Buyer the Obligations and the Additional Agreements, the Credits and Debits (pursuant to the definition below of such terms) related to CONPACEL;

NOW, THEREFORE, the Parties agree to execute this Agreement, which shall be governed by the following clauses and conditions, which they mutually grant and accept:

1.                                  Definitions and Construal

1.1.                        For the purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

(a)        “Affiliate” means, with respect to any of the Parties hereto, at any time, any other person or entity that directly or indirectly: (i) Controls any of the Parties; (ii) is Controlled by any of the Parties; (iii) is under common Control with any of the Parties or its Controlling Companies; or (iv) is affiliated to any of said Parties, as defined in article 243, paragraph 1, of Law No. 6404 of December 15, 1976.

(b)        “Assets” means the ideal portion of assets forming the Business Units, as listed in Exhibit 3.1(i), excluding the assets listed in Exhibit 3.2.

(c)        “Arbitration Center” has the meaning ascribed to it in Section 16.1.

(d)        “CONPACEL” means Consórcio Paulista de Papel e Celulose, with its principal place of business in Limeira, State of São Paulo, at Estrada do Lageado, no number, CEP 13486-199, enrolled with the CNPJ/MF under No. 08.212.929/0001-96.

(e)        “Buyer” has the meaning ascribed to it in the Preamble of this Agreement.

(f)        “Contingencies” means any debt, obligation, liabilities, liens, responsibility, contingency or loss of any nature, relating to, concerning, referring to or arising from the Business Units, the Assets, the Trademarks or noncompliance with the Additional Agreements, whether accounted for or not by Seller, and whether known or unknown by the Parties, resulting from any triggering event occurred at any time before the date of execution of this Agreement, excluding the Debits.

(g)        “Agreement” means this Business Units Purchase Agreement and Other Covenants.

(h)        “Additional Agreements” has the meaning ascribed to it in Section 5.3.

(i)         “Consortium Agreement” has the meaning ascribed to it in Section 7.10.

(j)         “Governance Agreement” has the meaning ascribed to it in Section 9.3.2.

(k)        “Transferred Agreements” has the meaning ascribed to it in Section 7.9.

(l)         “Control” has the meaning ascribed to it in article 116 of Law No. 6404, of December 15, 1976. “Controlling Company”, “Controlled Company” and “Company Control” have meanings according to the definition of Control.

(m)      “Credits” has the meaning ascribed to it in Section 4.2.

(n)        “Debits” has the meaning ascribed to it in Section 4.1.

(o)        “Difference” has the meaning ascribed to it in Section 11.1.

(p)        “Industrial Property Rights” has the meaning ascribed to it in Section 7.12.

(q)        “Plant Unit” means the ideal portion of the Plant Unit Seller owns and its branch enrolled with the CNPJ/MF under No. 60.643.228/0405-06 and in the Register of ICMS Taxpayers in the State of São Paulo under No. 417.265.780.118, organized on the terms of the Special Regime granted by São Paulo State Treasury Office (Proceeding UA 1000041 445372/2005) and by the Brazilian Federal Revenue Office (Proceeding 10880.005545/2006-00) for the operation of CONPACEL.

(r)         “Centralizing Forest Unit” means the forest establishment Seller owns and that is enrolled with the CNPJ/MF under No. 60.643.228/0406-97 and in the Register of ICMS Taxpayers in the State of São Paulo under No. 341.072.018.117, which represents an ideal portion of the Related Forest Units Seller owns and that are centralized on the terms of the Special Regime granted by the São Paulo State Treasury office (Proceeding UA 1000041 445372/2005) and by the Brazilian Federal Revenue Office (Proceeding 10880.005545/2006-00) for the operation of CONPACEL.

(s)        “Business Units” means the Plant Unit and the Centralizing Forest Unit jointly, which are hereby purchased and taken over by Buyer.

(t)         “Trademarks” has the meaning ascribed to it in Section 5.3.

(u)        “Obligations” has the meaning ascribed to it in Section 5.1.

(v)        “Liens” means any liens, charges, encumbrances, claims, complaints, debts, doubts, pledge and restrictions of any kind.

(w)       “Indemnified Party” has the meaning ascribed to it in Section 9.3.1.

(x)        “Indemnifying Party” has the meaning ascribed to it in Section 9.3.1.

(y)        “Price” has the meaning ascribed to it in Section 6.1.

(z)        “Plant Unit” means the plant unit used in the operation of CONPACEL, whose ownership is shared between the Parties in equal parts, and is located in Limeira, State of São Paulo, at Estrada do Lageado, no number, CEP 13486-199.

(aa)     “Related Forest Unit” or “UFV” means each one of the seventy-one (71) forest units listed in Exhibit 1(bb) (which also enlists the Centralizing Forest Unit), organized and existing as a result of the operation of CONPACEL, whose ownership is shared between the Parties in equal parts.

(bb)     “Seller” has the meaning ascribed to it in the Preamble of this Agreement.

1.2.                        Except as otherwise required by the context, references in this Agreement: (i) to words in the singular form also includes the plural form and vice-versa; (ii) to words in the masculine also includes the feminine and vice-versa; (iii) to any verb in the infinitive form also includes all other conjugations and inflections of the verb; (iv) to the expression “date hereof”, “as of the date hereof” or similar expressions mean January 31, 2011; and (v) the Exhibits identified in this Agreement are incorporated herein as reference as are integral part of this Agreement for all legal purposes.

2.                                  Business Units

2.1.            Seller hereby sells to Buyer, and Buyer hereby acquires from Seller, the Business Units, which are transferred with all rights, title and interests therein, so that Buyer is entitled as from the date hereof to use and enjoy them as it deems proper.

2.2.            In view of the foregoing, as of the date hereof the Business Units are fully transferred to Buyer according to the applicable legal procedures under articles 1142 et seq. of the Civil Code, and Buyer succeeds Seller in all rights related to the Business Units, as well as in relation to obligations expressly provided for in this Agreement, subject to Section 9.1.(iii) of this Agreement, and Buyer automatically sub-rogates Seller to all agreements relating to the Business Units to which Seller is a party (as identified in Exhibit 7.9 of this Agreement), according to article 1148 of the Civil Code.

2.3.            The income verified up to the date hereof belongs to Seller. The Parties agree that Seller shall be liable for all obligations due and payable to January 31, 2011. Buyer shall be liable for any amounts due and payable after such date, duly accounted for by Seller, and which are not deemed to be Contingency.

2.4.            Seller shall remain liable for any and all principal and accessory tax obligations resulting from the Business Units for any taxable period ended by the date hereof.

3.                                  Assets

3.1.                        The Assets shall be delivered by Seller to Buyer as of the date hereof at the place and as they are installed and stocked, at the addresses of the respective Business Units, and with the respective Liens existing thereon, and which shall be operated on a unified basis by the Buyer’s branches already existing at the same locations, and be under the responsibility of Buyer. Exhibit 3.1(i) contains a complete list of the Assets and respective amounts used by Seller to account for the Assets, and such amounts correspond to the amounts indicated in the report included in Exhibit 3.1(ii). Exhibit 3.1(iii) (as adjusted to the base date of January 31, 2011) which includes all amounts that shall be used by Buyer as basis for the accounting of the Assets, subject to the international financial reporting standards applicable transactions of such kind.

3.1.1.        Seller undertakes to submit to Buyer within twenty (20) days as from the date hereof a list of the

Assets contained in Exhibit 3.1(i), duly updated by the base date of January 31, 2011.

3.2.                       The assets listed in Exhibit 3.2 remain or shall become exclusive property of Seller and shall not be transferred by Seller to Buyer together with the Business Units.

4.                                  Debits and Credits

4.1.                        According to article 1146 of the Civil Code, as a result of the purchase of the Business Units, as from the date hereof Buyer shall become liable for the debits duly entered in the accounting books by Seller (the “Debits”), as described in Exhibit 4.1(i) to this Agreement, with the exclusion of the Debits indicated on Exhibit 4.1(ii).

4.2.            As a result of the purchase of the Business Units, as from the date hereof Buyer becomes entitled to the credits of the Business Units, with the exclusion of the credits listed in Exhibit 4.2 (“Credits Excluded”) to this Agreement (the “Credits”), and Seller shall transfer to Buyer any amounts that may be improperly paid in good-faith by debtors to Seller (a) within fifteen (15) days after such Credits are received by Seller, or (b) within five (5) days (b.i) after Seller becomes aware of the receipt of such Credits, or (b.ii) after Seller receiving written notice from Buyer or from the debtor in connection with any such improper payment.

5. Other Covenants

5.1.            The Parties agree that Buyer shall not assume as result of the transaction under this Agreement any principal, additional or ancillary Seller’s obligation to provide medical care agreement between the Union of the Industries of Paper, Pulp and Groundwood Pulp in the State of São Paulo and the Union of the Workers of the Paper, Pulp, Groundwood Pulp, Carton and Cork in the State of Limeira, with the consent of the Service for the Industry of Paper, Carton and Cork in the State of São Paulo (SEPACO), ensuring permanent payment of medical care for the employees of CONPACEL and of any other former unit of Ripasa S.A. Celulose e Papel, or their dependants, until they reach legal age, and to their spouses for lifetime. Thus, Seller and Buyer remain co-liable parties for the aforementioned obligations in the proportion of fifty percent (50%) each.

5.2.            Additionally to the Assets, Debits and Credits, Seller hereby also transfers to Buyer the principal, additional or ancillary obligations under the private medical care plan in connection with the operations of CONPACEL and any other former unit of Ripasa S.A. Celulose e Papel, for which Buyer shall be liable as from the date hereof (the “Obligations”).

5.3.                        As of the date hereof Seller also transfers to Buyer the trademarks in their current status pursuant to the agreements listed in Exhibit 5.3(i) (“Trademarks”) and Exhibit 5.3(ii) (“Additional Agreements”) concerning the operation of CONPACEL but not parts of the Business Units, and Buyer shall be liable for any rights and obligations resulting therefrom or related thereto which may be due and payable as from the date hereof.

5.4.                        The Parties agree that Seller shall remain fully and exclusively liable for any Contingencies relating to the Trademarks.

5.5.            The Parties agree that Seller shall be liable for all obligations concerning the Obligations and the Additional Agreements with compliance falling due by January 31, 2011. As of the date hereof Buyer shall be liable for the obligations with compliance falling due as from the date hereof.

5.6.            Seller undertakes to comply with all obligations on the terms of the Private Instrument of Loan through Onerous Loan System No. 508505 entered into by and between Ripasa S.A. Celulose e Papel (whose successor is Asapir Produção Florestal e Comércio Ltda.), as creditor, Votorantim Celulose e Papel S.A. (former corporate name of Seller), as debtor, and Suzano Bahia Sul Papel e Celulose S.A., as consenting party, on July 26, 2005.

6.                                  Price and Payment Conditions

6.1.                        The purchase price of the Business Units (including the Assets, Credits and Debits) and the

Trademarks, considering the assumption of the Obligations and Additional Agreements by Buyer, is one billion, four hundred and fifty million Reais (R$1,450,000,000.00) (“Price”), which is fully paid by Buyer to Seller on the date hereof, upon electronic transfer (TED) to the following checking account of Seller:

Banco Santander (Brasil) S.A.

Account: 0689

Branch: 7700313-3

Account Holder: Fibria Celulose S.A.

National Corporate Taxpayers Register (CNPJ/MF) No. 60.643.228/0001-21

6.2.                 The bank slip of the transfer of the Price shall be sufficient to evidence the payment thereof. Upon bank clearance of the transfer referred to in Section 6.1 above, Seller shall automatically give Buyer full, general, irrevocable and irreversible release in respect to the payment of the Price, waiving any further claim of any kind in this respect.

7.                                  Seller’s Representations and Warranties

7.1.            As of this date, Seller represents and warrants that:

7.2.            Organization. Seller is a joint-stock company duly organized and validly existing under the laws of the Federative Republic of Brazil, and is in good standing and able to conduct its activities and operate its business, including the Business Units.

7.3.            Authority and Binding Obligation. Seller has the rights, power and all authorizations necessary to execute this Agreement and to sell and transfer the Business Units, the Trademarks and the Additional Agreements as provided for in this Agreement. This Agreement is a legal, valid and binding obligation of Seller, enforceable against it according to its terms.

7.4.            Non-Breach, Consents. Neither the execution nor the delivery of this Agreement by Seller, nor the compliance by Seller with any and all of its obligations hereunder: (a) breaches or will breach any provision of the Seller’s Bylaws; (b) breaches or will conflict with any statute, ordinance, law, rule, regulation, license or permit, judgment or order from any court or other regulatory or Governmental Authority to which Seller or any of its property is subject; (c) depend on the consent, approval or authorization from, notice to, or filing or registration with any person, entity, court or regulatory or Governmental Authority, except notice of this transaction to the Administrative Economic Protection Council (CADE) as provided for in Section 15.1 below and provided for in Section 10 below.

7.5.            Restrictions. There is no pending action, legal or administrative proceedings against Seller that could restrict, prevent or adversely affect the full, valid and legal consummation of any of the transactions contemplated by this Agreement.

7.6.            Ownership of the Assets, and Liens. Seller is the legal owner or possessor of the Business Units, the Assets which are part of the Business Units, and the Trademarks hereby transferred to Buyer, which, as applicable, are in good conditions, except for the normal wear and tear. The Trademarks and Assets hereby transferred to Buyer are all assets Seller uses in the operation of CONPACEL. The Assets and the Trademarks are fully free and clear of Liens, except (i) any currently Lien on the Assets established in compliance with the provisions of the Consortium Agreement (as defined below), or (ii) the MAGNUM Trademark license on the terms of Section 10.1.5.1 below. The execution of this Agreement and the consummation of the transaction contemplated hereby do not result in the creation of any Liens on any of the Business Units, any of the Assets or the Trademarks.

7.7.            Sufficient Assets. Seller represents, for the purposes of article 1145 of the Civil Code, that it remains with sufficient assets to comply timely with its obligations, so that the transfer of the Business Units is fully effective and not conditional upon the payment of all creditors of Seller.

7.8.                        Taxes. Seller has timely paid all its taxes and respective ancillary obligations relating to the Business Units, and no inspection has been initiated or is actually in course as regards any tax due by Seller in respect of the Business Units, the Assets, the Credits, the Trademarks or the Additional Agreements, and it has not received any notice or information of any collection or assessment for tax deficiency in connection with the Business Units, the Assets, the Credits, the Trademarks or the Additional Agreements.

7.9.                        Agreements. Exhibit 7.9 contains a list of the agreements relating to the operations of the Business Units and that accordingly are part of the Assets (the “Transferred Agreements”). All the Transferred Agreements, as well as all the Additional Agreements listed in Exhibit 5.3(ii), have been complied with by Seller according to its terms and are valid, effective and enforceable.

7.10.    Consortium Agreement. Seller has complied with the Consortium Agreement entered into with Votorantim Celulose e Papel S.A. (whose successor is Seller) and Suzano Bahia Sul Papel e Celulose S.A. on May 26, 2006 (“Consortium Agreement”) related to the operation of CONPACEL in all its aspects as from the date of execution thereof.

7.11.    Payments. All payments due by Seller as result of the agreements, arrangements, warranties or commitments to which Seller is a party and in connection with the Business Units, the Assets, the Trademarks or the Additional Agreements, were timely made, and there is no delay, dispute or outstanding amount in respect thereof. Seller shall remain liable for the payments due up to the date of execution of this Agreement, and Buyer shall become liable for the payments resulting from events occurred after such date.

7.12.           Intellectual Property. Exhibit 7.12 has a list with all Industrial Property Rights, registrable or non-registrable, which are inherent in the Assets and/or the Trademarks, including, without limitation, trademarks, trade names, invention patents, utility models, drawings or industrial models, copyrights, cultivars and other items of industrial property (“Industrial Property Rights”). The Industrial Property Rights do not breach any third party industrial property rights. There is no pending objection, challenge, claim, measure, action, proceedings, investigation or procedure against the use of any Industrial Property Rights at the Business Units.

7.13.           Authorizations, Licenses and Registrations. The Business Units has all authorizations, licenses and registrations required by the federal, state and local authorities for the conduction of its activities as they are currently conducted.

7.14.    Powers of Attorneys. Exhibit 7.14 has a list with all powers of attorney granted by Seller in respect to the Business Units and of the powers granted (by public deed, private instrument or mandate in any way) thereby, with the dates of validity thereof. No such powers of attorneys contains irrevocability clause, and all of them are expressly revoked by Seller as of the date hereof.

8.                                  Buyer’s Representations and Warranties

Buyer hereby represents and warrants that:

8.1.                        Organization. Buyer is a company duly organized and validly existing under the laws of the Federative Republic of Brazil, and is in good standing and able to conduct its activities and operate its business.

8.2.                        Authority and Binding Obligation. Buyer has the rights, power and all authorizations necessary to execute this Agreement, including to purchase and receive the Business Units and the Trademarks, as well as to assume the Obligations and the Additional Agreements, as provided for in this Agreement. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against it according to its terms.

8.3.                        Non-Breach. Consents. Neither the execution nor the delivery of this Agreement by Buyer, nor the compliance by Buyer with any and all of its obligations hereunder: (a) breaches or will breach any provision of the Buyer’s Bylaws; (b) breaches or are in conflict with any statute, ordinance, law, rule, regulation, license or permit, judgment or order from any court or other regulatory or Governmental Authority to which Buyer or any of its property is subject; (c) depend on the consent, approval or authorization from, notice to, or filing or registration with any person, entity, court or regulatory or Governmental Authority, except notice of this transaction to the Administrative Economic Protection Council (CADE) as provided for in Section 15.1 below and the registrations under Section 10 below.

8.4.            Restrictions. There is no pending action, legal or administrative proceedings against Buyer that could restrict, prevent or adversely affect the full, valid and legal consummation of any of the transactions contemplated by this Agreement.

8.5.                          Awareness. As co-owner of the Plant Unit and the Related Forest Unites, Buyer declares to be aware of the activities of the Business Units, the conditions and situation of the Assets and also of the Obligations without, however, harming or restricting any right of Buyer on the terms of Section 9 below.

8.6.                          Consortium Agreement. Buyer has complied with the Consortium Agreement concerning the operation of CONPACEL in all its aspects, as from the date of execution thereof.

9.                                  Indemnity

9.1.                        Indemnity by Seller. Seller shall indemnify Buyer for any expenses incurred by Buyer as result of, or in connection with:

(i)         inaccuracy, misrepresentation, breach of, or noncompliance with any representation or warranty made by Seller in this Agreement or Exhibits hereto; and/or

(ii)       breach by Seller of any of its obligations under this Agreement or Exhibits hereto; and/or

(iii)      any Contingencies, regardless of such Contingencies occurring after the date hereof; and/or

(iv)       any Seller’s debt, obligation, lien, liability, contingency or loss of any nature not relating to or resulting from the Business Units or the Trademarks and that have arisen from an event occurred before or after the date hereof and that improperly affects Buyer by virtue of this Agreement or the operation of CONPACEL.

9.2.          Indemnity by Buyer. Buyer hereby undertakes and agrees to indemnify Seller for any expenses incurred by Seller as result of, or in connection with:

(i)         inaccuracy, misrepresentation, breach of, or noncompliance with any representation or warranty made by Buyer in this Agreement or Exhibits hereto; and/or

(ii)       breach by Buyer of any of its obligations under this Agreement or Exhibits hereto or Exhibits hereto; and/or

9.3.            Handling of Claims.

9.3.1.              If any event may occur which any of the Parties deems indemnifiable under this Section 9, the Party seeking such indemnity (“Indemnified Party”) shall send promptly written notice to the Party from which indemnity is sought (“Indemnifying Party”). If any event involves (a) any demand, or (b) the filing of a lawsuit or proceedings by third parties, the Indemnified Party shall attach to the notice a copy of the relevant documentation of such demand, lawsuit or proceeding, and such notice shall be sent within up to seventy-two (72) hours or one-third (1/3) of the term available for defense or objection, whichever occurs last, upon claim, action or proceeding. In the event of silence or delay in the sending of such due notice which materially affects the ability of the Indemnifying Party to make a proper defense, the Indemnifying Party shall be released from its obligations to indemnify claimed by the Indemnified Party.

9.3.2.              The Parties agree that defense against third party claims or proceedings in respect of the operation of CONPACEL, which is currently in course and may give rise to an obligation to indemnify on the terms of this Agreement, shall continue to be jointly handled on the terms of the Governance Agreement entered into by and between the Parties on September 1, 2008 (the “Governance Agreement”) attached hereto as Exhibit 9.3.2.

9.3.3.              As regards new third party claims, the Indemnifying Party shall send notice to the Indemnified Party within up to two-thirds (2/3) of the term available for filing defense or objection, upon claim, action or proceeding, (a) electing to jointly conduct the defense against the claim, or (b) requesting the Indemnified Party to individually conduct the defense against the claim.

(a)        if the Indemnifying Party elects to jointly conduct the defense against the claim, the Parties shall observe all the terms and conditions of the Governance Agreement,

(b)        If the Indemnifying Party requests the Indemnified Party to conduct the defense against the claim or does not send notice within the period mentioned above, the Indemnified Party may compromise or conduct itself the defense against the claim, at its own expenses, until final decision is entered on such claim.

9.3.4.              If the Indemnifying Party elects not to participate in the defense against the claim, it shall reasonably cooperate with the Indemnified Party and its legal counsels, and shall also be entitled to follow up on such defense at the Indemnifying Party sole expenses.

9.3.5.              Any disbursements for Contingencies due under this Section 9 shall be paid by the Indemnifying Party within ten (10) business days after the date of notice specifically given to that purpose, subject to the limits provided for in Section 9.4 below. In the event of late payment, a compensatory fine of ten percent (10%) shall accrue on the overdue amount, plus interest at the Selic rate calculated on the pro rata die basis until the date of actual payment.

9.4.            Limits to the Parties’ Obligation to Indemnify.

9.4.1.              Indemnity Period. The representations and warranties above, as well as Seller’s and Buyer’s indemnity obligation under Sections 9.1 and 9.2, respectively, shall survive the execution of this Agreement and remain in force until the final settlement of the claims (so long as the Indemnifying Party has been notified thereof) and/or the expiration of their statutes of limitation, whichever occurs last.

9.4.2.              Limits to Indemnity for Claims by Buyer. Buyer may only claim indemnity from Seller on the terms of this Section IX (a) when the amount of such indemnity claims reaches one million Reais (R$1,000,000.00), or every six (6) months from the date hereof, whichever occurs first, and indemnity claims are not permitted until such threshold or limit of time is reached, provided however that (i) once the time limit is reached, Seller shall indemnify Buyer for the amount due as of such date; and (ii) once the threshold of one million Reais (R$1,000,000.00) is reached, Seller shall indemnify Buyer in the amount of one million Reais (R$1,000,000.00), plus any excess amount (if any); and such procedure shall be applied successively for as long as the indemnity obligation remains valid within the limitation period provided for in Section 9.4.1 above; and (b) exclusively for unknown environmental Contingencies, the maximum limit for any indemnity claim from Seller is fifty million Reais (R$50,000,000.00), and charge of any indemnity claim above this limit by Buyers for unknown environmental Contingencies is hereby barred. For the purpose of this section, Seller acknowledges that the other Contingencies shall not be subject to the aforesaid maximum indemnity limit of fifty million Reais (R$50,000,000.00).

9.4.3.   Co-ownership of CONPACEL. As a consortium member of CONPACEL, Buyer acknowledges that the aforementioned indemnity claims from Seller, provided that they arise from Contingencies of the Business Units and/or Assets, only concern the ideal portion of the Plant Unit and the Related Forest Unit owned by Seller, thus it does not exempt Buyer from any liability resulting from or related to its own ideal portion in the Plant Unit and Related Forest Units. Therefore, the Parties agree and acknowledge that the Contingencies relating to the Business Units and/or Assets shall be borne by the Parties in the proportion to their respective ideal portions. To state clearly, (i) Contingencies concerning Trademarks, Additional Agreements and Obligations shall be subject to the provisions of Sections 5.4 and 5.5. above, and (ii) the remaining indemnity claims arising from the possibilities described in items (i), (ii) and (iv) of Section 9.1 above shall be fully borne by Seller.

10.             Parties’ Obligations to Transfer the Business Units, Assets and Additional Agreements to Buyer

10.1.          Without prejudice to other measures that may be necessary for the transfer of the Business Units, Assets, Credits, Trademarks and Additional Agreements to Buyer, the Parties shall also perform the following acts within period of time specified below:

10.1.1.           Registration with the Notary’s Office, Filing with the Commercial Registry, and Publication. For purposes of article 1144 of the Civil Code, Buyer shall ensure, at its own expenses, within up to thirty (30) days after the date hereof, (i) the filing of this Agreement with the Commercial Registry of the State of São Paulo (JUCESP); and (ii) the publication of a summary of this Agreement in the Official Gazette of the Estado de São Paulo, according to article 16.2.3 of Annex to Normative Regulation DNRC No. 100, of April 19, 2006. The Parties hereby agree that the summary of this Agreement shall be published substantially in the form of Exhibit 10.1.1.

10.1.2.           Transfer of the Properties. Seller agrees to sign, as of the date specified by Buyer, the public deeds necessary for the transfer from Seller to Buyer of the ideal portion of the properties that are part of the Assets. Buyer shall cause such deeds to be registered with the relevant Real Estate Registry. The costs incurred for the transfer of the ideal portion of the properties shall be exclusively borne by Buyer.

10.1.3.           Transfer of the Employees. The employees listed in Exhibit 10.1.3 to this Agreement (the “Employees”) shall be transferred to Buyer as of the date hereof, and Buyer agrees to take the measures necessary to register such transfer in the Employees’ work card, as well as, within fifteen (15) days after the date hereof, take all other measures before the applicable authorities (including the Federal Savings Bank (CEF), the National Institute of Social Security (INSS) and the unions, as necessary). Seller agrees to cooperate to the extent of its duties with Buyer in the performance of the acts provided for in this section for the transfer of the Employees.

10.1.4.           Transfer of the Agreements. Irrespectively of the provisions in Section 2.2. above, the Parties agree to send to all counterparties to each of the Transferred Agreements, Obligations and Additional Contracts, within up to sixty (60) days after the date hereof, a notice/amendment informing of the transfer of the Business Units from Seller to Buyer and the sub-rogation of Buyer to such business.

10.1.5.   Transfer of Trademarks. Within up to thirty (30) days after the date hereof, Buyer shall, at its own expenses, submit to the Brazilian National Institute of Industrial Property (INPI) and the foreign bodies of other countries with which the Trademarks are filed, the Trademarks assignment and transfer agreement that is executed by and between the Parties as of the date hereof according to Exhibit 10.1.5 to this Agreement.

10.1.5.1.   On the terms of Exhibits 10.1.5, Buyer acknowledges that: (i) the licenses of the Trademarks comprised of the expression “MAGNUM” have been granted to DaiEi Papers (USA) Corp. to January 15, 2012 for use within the territory specified in the respective agreement; and (ii) such license shall be extended to January 15, 2015, according to negotiations between Seller and DaiEi Papers (USA) Corp. before the date of execution of this Agreement.

10.1.6.  License to use Genetic Material. Seller hereby grants Buyer an exclusive and free of charge license for the sole use in the forests located within UFVs, for a period of seven (7) years as of the date hereof, of the genetic material of seedlings found within the nurseries of the UFVs and that have been transferred to Buyer along with the Business Units, on the terms of Exhibit 10.1.6 to this Agreement.

10.1.7.       For the purpose of this Agreement, Seller herein irrevocably and irreversibly appoints Buyer, on the terms of articles 684 and 686, sole paragraph of the Civil Code, its attorney in fact, to whom Seller grants powers to take any measure and sign on its behalf any documents necessary for the assignment and transfer to Buyer of any asset composing the Business Units and that, for any reason, have not been listed in Exhibit 3.1(i), except those excluded assets listed in Exhibit 3.1(ii). Seller undertakes to grant the power of attorney through public deed, granting Buyer powers to take any measure and sign on its behalf any document necessary for the assignment and transfer to Buyer of any property composing the Business Units and that, for any reason, have not been included in the deed mentioned in Section 10.1.2 above.

11.       Voluntary Disposal of Assets by Buyer

11.1            If during a period of twelve (12) months as of the date hereof Buyer disposes, assigns or transfers the Assets on a voluntary basis to third parties, whether indirectly or directly, wholly or in part, including through exchange, or enters into an agreement for or that entails the commitment to do so, then Buyer shall pay Seller an amount equivalent to 50% of the positive difference between the transaction amount and the value of the Price (“Difference”). It is hereby agreed between the parties that any disposal, assignment or transfer, wholly or in part, of the Assets by virtue of a determination from the Administrative Council for Economic Protection (CADE) shall not imply application of the rule of receipt of the Difference mentioned above.

11.2.     If the disposal, assignment or transfer transaction referred to in the Section above involves an exchange with return of cash, credits or assets with liquidity, then the Difference to be received by Seller shall be paid in cash, credits or assets with liquidity equivalent to that to be received, whether directly or indirectly, by Buyer in the transaction at issue.

12.        Dissolution of CONPACEL

12.1.     By virtue of the sale of Business Units provided for herein, CONPACEL is hereby automatically dissolved.

12.2      In addition to carrying out the necessary bookkeeping of the due registration of the transfer of the Business Units within the term and in the form provided for by law, the Parties shall be liable for informing the Tax Authority of Limeira and the Regional Tax Office (DRT5) in Campinas (i) the acquisition of the Business Units, and (ii) the dissolution of the consortium along with the respective registration of this Agreement with the Commercial Registry of the State of São Paulo and the request filed for cancellation of the ID number.

12.3.     Once the information obligation described in Section 12.2 above is complied with, the Parties shall jointly inform the Tax Collection Department (DEAT) in a single document (i) the dissolution of CONPACEL, and (ii) the discontinuance of the operations under the Special Regime, in light of the transfer of the Business Units and the Assets provided for herein.

12.4.    Seller shall request the cancellation of its tax enrollment data and ID number by virtue of the transfer of the Business Units to Buyer.

13.             Expenses

13.1.    Except if expressly provided for otherwise in this Agreement, each Party hereto shall pay its own expenses in connection with this instrument, including fees and expenses of its respective attorneys, accountants, auditors, brokers and financial advisers.

14.             Confidentiality and Announcements

14.1.    Confidentiality. The Parties hereby agree that the terms and conditions of this Agreement and all information, data and documents relating to this Agreement and/or obtained by one Party from other in respect of this Agreement and/or the transactions contemplated hereby are secret and shall not be disclosed to any third party without the prior written consent of the other Party, unless required by law, court order or any applicable authority. Notwithstanding this Section 14.1, the Parties hereby acknowledge that this Agreement shall be registered with the relevant Commercial Registry and a summary hereof shall be published in the Official Gazette, in compliance with article 1144 of the Civil Code, and Section 10.1 above, provided that such registration and publication shall not be deemed a breach of the confidentiality obligation provided for herein.

14.2.    Announcements. The Parties shall agree on the contents of the announcement to be made in respect of this Agreement and the transactions contemplated hereby, for disclosure by Seller and by Buyer, (i) in the form of notice of material event or press release on the same date of this Agreement, according to the publicly-held company requirements to which they are subject; and (ii) at the time and manner mutually agreed by them, and addressed to clients, suppliers, banks and other business partners.

15.       Information to Antitrust Authorities

15.1.    The Parties have submitted this transaction to the Administrative Economic Protection Council (CADE) on January 11, 2011, and have taken all necessary measures before the Brazilian Antitrust System (SBDC) as required by the applicable laws, and the expenses in connection therewith shall be borne by Buyer, except for the attorney’s fees relating to the filing which shall be borne by the relevant Party.

15.2.    The Parties agree to cooperate with each other in the supply of all information necessary for the timely filing of the transaction under this Agreement with SBDC, provided for the avoidance of doubt, that any penalty, fine or obligation that may be imposed by SBDC shall be borne solely and exclusively by Buyer.

16.             Arbitration

16.1.    Any dispute arising from or relating to this Agreement shall be submitted to arbitration according to the rules established by the Arbitration and Mediation Center of the Brazil-Canada Chamber of Commerce (“Arbitration Center”), in the City of São Paulo, State of São Paulo. The Party that intends to initiate arbitration proceeding shall send notice to the board of the Arbitration Center of its intent to initiate arbitration, and simultaneously send written notice to the Party against which it intends to initiate such proceeding, subject to the regulations of the Arbitration Center.

16.2.    The arbitration proceeding shall be conducted by an Arbitral Tribunal consisting of three arbitrators. Seller, on the one part, and Buyer on the other part, shall be entitled to appoint one arbitrator, and the third arbitrator shall be appointed by the two previously appointed arbitrators jointly. If the two first arbitrators do not reach an agreement on the name of the third arbitrator, the Arbitration Center shall appoint and designate the third arbitrator.

16.3.    The Parties hereby agree that the arbitration proceedings shall be conducted in the City of São Paulo, State of São Paulo, Brazil, and the official language for the conduction of the proceedings shall be the Portuguese language. The arbitration awarded shall be issued, after the conclusion of the proceedings, in the City of São Paulo, State of São Paulo, according to the requirements of Law No. 9307/96 (Brazilian Arbitration Law). The arbitral award shall be final, valid and binding on the Parties and its successors, and they expressly waive any appeal against the arbitral award. The Arbitration and this Agreement shall be governed by the laws of the Federative Republic of Brazil.

16.4.    Notwithstanding the aforementioned provisions, the Parties are not prevented from seeking injunction in any court (or any other legal remedy that cannot be obtained according to the Brazilian arbitration law, including, but not limited to, specific protection under Article 461 of Brazilian Code of Civil Procedure) which are deemed essential for ensuring the exercise by the claimant of any rights to which they may be entitled under such remedy.

16.5.    Exclusively for the purposes of Section 16.4, the Parties elect the courts of the Judicial District of the City of São Paulo, State of São Paulo.

16.6.    The Parties acknowledge that the need to seek injunction from any court of jurisdiction is not inconsistent with the choice of arbitration, nor shall it be deemed as a waiver of the enforcement thereof and/or submission to arbitration proceedings.

16.7.    The non-prevailing Party in the arbitration proceeding shall reimburse the other Party for all expenses and costs (including reasonable attorney’s fees) incurred by the latter in such proceeding.

17.             Miscellaneous

17.1.    Non-Competition. Subject to the provisions in Section 17.1.2, Seller shall not exploit, directly or through any of its Affiliates, whether existing or that may be organized, for a period of five (5) years after the date hereof, in any business activities in Brazil competing with the paper business, exclusively with the industries of cut size and couché off machine (“Competing Activities”), including as shareholder, consortium member, partner, lender, trustee or in any similar position.

17.1.1.    Seller represents to know the contents of article 1147 of the Civil Code, and expressly acknowledges that the restrictions under Section 17.1 above are fair and acceptable, considering the other terms and conditions of this Agreement, and that the Price, on Seller’s viewpoint, is a fair compensation for assuming such restrictions.

17.1.2.    The Parties acknowledge and agree that the Competing Activities may be carried out by the business unit of Seller named “KSR” by February 28, 2011 or any other date to be covenanted between the Parties.

17.2.    Time-limits. All time periods provided for under this Agreement shall be counted as provided for in article 132 of the Civil Code.

17.3.    Waiver. Neither the failure nor the delay by any of the Parties to exercise any of their rights under this Agreement shall operate as a waiver of such right and no partial or individual exercise of such right shall prevent any other right or the exercise of any other right.

17.4.    Assignment. No Party may assign or transfer its rights or obligations under this Agreement to any third party without the prior written consent of the other Parties, at their sole and exclusive discretion. Notwithstanding this Section 17.4, the Parties may assign and transfer their rights and obligations under this Agreement to their respective Affiliates, provided however that in such case the assignor shall remain jointly and severally liable with the assignee for the compliance with all assignor’s obligations hereunder.

17.5.    Notices. All notices and other communications required or permitted under this Agreement shall be in writing and delivered or sent personally against return receipt or by certified letter, to the following addresses:

If to Seller:

FIBRIA CELULOSE S.A.

Alameda Santos, 1357, 6º andar

São Paulo - SP 01419-001

Attention: Carlos Augusto Lira Aguiar — Diretor-Presidente (CEO)

With copy to: Eduardo Andretto - Diretor Jurídico (General Counsel)

With copy (that shall not be construed as notice) to:

Paulo Frank Coelho da Rocha

Demarest e Almeida Advogados

Av. Pedroso de Morais, 1201

São Paulo - SP 05419-001

If to Buyer:

SUZANO PAPEL E CELULOSE S.A.,

Av. Brigadeiro Faria Lima, 1355 — 8º andar

São Paulo — SP 01452-919

Attention: Antonio Maciel Neto — Diretor-Presidente e de Relações com Investidores (CEO and Investor Relations Executive Officer)

With copy to: Luiz Cesar Pizzotti — Diretor Jurídico (General Counsel)

With copy (that shall not be construed as notice) to:

Moacir Zilbovicius

Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados

Alameda Joaquim Eugênio de Lima, 447

São Paulo - SP 01403-001

or to any other address that may be informed in writing by such Party, and shall be effectively given as of the date on which they are delivered; provided however that notices or communications about changes in the addresses informed above shall only be deemed effective and actually made after they are received.

17.6.    Binding Effect. This Agreement is binding on the Parties and their respective legal representatives, successors and permitted assignees. Nothing in this Agreement, whether expressly or implicitly, is intended to grant to any other person any rights or legal remedy as result of or under this Agreement.

17.7.    Other Commitments. According to the terms and conditions hereof, each Party shall perform and cause to be performed all acts and other procedures necessary and execute all the instruments, certificates and other documents as reasonably required by any of the other Parties and that may be necessary for the satisfaction and fulfillment of this Agreement and the consummation of the transactions contemplated hereby.

17.8.    Amendments. Any alteration, amendment, termination or waiver of this Agreement shall be made only in writing and signed by the Parties.

17.9.    Severability. If any provision of this Agreement may be deemed for any reason invalid, illegal or unenforceable in any respect and in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, which shall be construed in such jurisdiction as if such invalid, illegal or unenforceable provision had been changed to the point of becoming valid, legal and enforceable to the maximum extent permitted in each jurisdiction.

17.10. Captions and Headings. The headings of the Sections of this Agreement and Exhibits hereto are only for convenience of reference and shall not affect the construal of this Agreement.

17.11. Entire Agreement. This Agreement supersedes all previous agreements between the Parties relating to the subject-matter hereof, representing the entire and consolidated agreement (together with the documentation attached hereto) between the Parties in respect of the subject-matter hereof, and being binding on the Parties and its successors.

17.12. Authorized Initials. Exhibit 17.12 contains a list of the persons authorized by Seller and by Buyer to initial the exhibits to this Agreement, and includes a sample of the initials of such authorized persons.

IN WITNESS WHEREOF, the Parties execute this Agreement in two (2) counterparts of equal contents before the two undersigned witnesses.

São Paulo, January 31, 2011.

Seller:

(sgd)   (sgd)

FIBRIA CELULOSE S.A.

Buyer:

(sgd)   (sgd)

SUZANO PAPEL E CELULOSE S.A.

Witnesses:

1. (sgd)	2. (sgd)

Name: Samara de Paula Lima Maciel	Name: Kely da Silva Fornaziero

ID (RG): MG-7.172.694	ID (RG): 40.628.184-1

Exhibit 1(BB) — Connected Forestry Units used in CONPACEL operations

EXHIBIT — ATTACHED FORESTRY UNITS

SEQ.	CNAE code	DESCRIPTION OF CORE ECONOMIC ACTIVITY	ADDRESS	MUNICIPALITY STATE POSTAL CODE	CNPJ	STATE REGISTRATION	REGISTRATION NUMBER COMMERCIAL REGISTRY	MUNICIPAL REGISTRATION
1	02.10- 1-01	Core Activity: Eucalyptus Plantation Fortaleza Farm	Rodovia Washington Luis, Km. 257 + 8 Km. Right side — no number District: Rural Zone	Ibaté State of São Paulo 14815-000	08.212.929/0002-77	341.073.079.114	SP 35.903.376.614	5.406
2	02.10- 1-01	Core Activity: Eucalyptus Plantation São Judas Tadeu Farm	Fazenda Judas Tadeu Farm, no number District: Rural Zone	Brotas STATE OF SÃO PAULO 17380-000	08.212.929/0004-39	228.078.655.112	SP 35.903.137.843	025093
3	02.10- 1-01	Core Activity: Eucalyptus Plantation Curralinho Farm	Fazenda Curralinho, no number District: Rural Zone	Bocaina STATE OF SÃO PAULO 17240-000	08.212.929/0005-10	217.061.880.116	SP 35.903.137.819	6.235
4	02.10- 1-01	Core Activity: Eucalyptus Plantation Espadilha Farm	Fazenda Espadilha, no number District: Rural Zone	Paulistânia STATE OF SÃO PAULO 17150-000	08.212.929/0006-09	792.051.234.110	SP 35.903.138.203	136
5	02.10- 1-01	Core Activity: Eucalyptus Plantation Globo I Farm	Fazenda Globo I, no number District: Rural Zone	Agudos STATE OF SÃO PAULO 17120-000	08.212.929/0008-62	156.077.659.115	SP 35.903.137.622	8.956
6	02.10- 1-01	Core Activity: Eucalyptus Plantation Novo Estilo Farm	Fazenda Novo Estilo, no number District: Rural Zone	Cabrália Paulista STATE OF SÃO PAULO 17480-000	08.212.929/0009-43	232.055.007.118	SP 35.903.137.894	8.956
7	02.10- 1-01	Core Activity: Eucalyptus Plantation Lagoa Rica Farm	Fazenda Lagoa Rica District: Rural Zone	Altinópolis STATE OF SÃO PAULO 14350-000	08.212.929/0010-87	159.067.237.117	SP 35.903.137.649	4.724

8	02.10- 1-01	Core Activity: Eucalyptus Plantation Sapoti Farm	Fazenda Sapoti District: Rural Zone	Brotas STATE OF SÃO PAULO 17380-000	08.212.929/0011-68	228.078.691.116	SP 35.903.137.827	025091
9	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua Santa Rita, n° 506 District: downtown	São Simão STATE OF SÃO PAULO 14200-000	08.212.929/0012-49	656.068.176.119	SP 35.903.138.319	40.497
10	02.10- 1-01	Core Activity: Eucalyptus Plantation Santa Genoveva Farm	Fazenda Santa Genoveva, no number District: Rural Zone	São Simão STATE OF SÃO PAULO 14200-000	08.212.929/0013-20	656.068.185.110	SP 35.903.138.301	40.498
11	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua João Carneiro Geraldes, n° 442 District: Jardim Ubirama	Lençóis Paulista STATE OF SÃO PAULO 18683-550	08.212.929/0017-53	416.112.260.119	SP 35.903.138.181	12208-4
12	02.10- 1-01	Core Activity: Eucalyptus Plantation Nossa Senhora da Penha Farm	Fazenda Nossa Senhora da Penha, no number District: Rural Zone	Lençóis Paulista STATE OF SÃO PAULO 18683-550	08.212.929/0018-34	416.112.270.113	SP 35.903.138.173	12207-6
13	02.10- 1-01	Core Activity: Eucalyptus Plantation Mandacaru Farm	Fazenda Mandacarú District: Rural Zone	Piracicaba STATE OF SÃO PAULO 13400-970 1	08212.929/0020-59	535.393.972.117	SP 35.903.138.211	506/07
14	02 10- 1-01	Core Activity: Eucalyptus Plantation Canchim Farm	Fazenda Canchim, no number District: Rural Zone	São Pedro STATE OF SÃO PAULO 13520-000	08.212.929/0023-00	651.087.785.115	SP 35.903.138.297	8774/2006
15	02.10- 1-01	Core Activity: Eucalyptus Plantation Morro do Forno Farm	Fazenda Morro do Forno I, no number District: Rural Zone	Altinópolis STATE OF SÃO PAULO 14350-000	08.212.929/0025-63	159.067.255.119	SP 35.903.137.631	4.725

16	02.10- 1-01	Core Activity: Eucalyptus Plantation Pico da Serra Ranch	Sítio Pico da Serra, no number District: Rural Zone	São Pedro STATE OF SÃO PAULO 13520-000	08.212.929/0026-44	651.087.828.114	SP 35.903.138.289	8773/2006
17	02.10- 1-01	Core Activity: Eucalyptus Plantation Santa Terezinha Farm	Fazenda Santa Terezinha, no number District: Rural Zone	Angatuba STATE OF SÃO PAULO 18240-000	08.212.929/0027-25	171.080.736.111	SP 35.903.137.690	7.4.5174
18	02.10- 1-01	Core Activity: Eucalyptus Plantation H.F. Fertiplan Farm	Fazenda H.F. Fertiplan, no number District: Rural Zone	Guareí STATE OF SÃO PAULO 18250-000	08.212.929/0028-06	333.063.236.115	SP 35.903.137.991	74.09.02-0
19	02.10- 1-01	Core Activity: Eucalyptus Plantation São Pedro Farm	Fazenda São Pedro, no number District: Rural Zone	Guareí STATE OF SÃO PAULO 18250-000	08.212.929/0029-97	333.063.245.116	SP 35.903.138.009	74.09.01-0
20	02.10- 1.01	Core Activity: Eucalyptus Plantation Daisy Farm	Fazenda Daisy, no number District: Rural Zone	Campina do Monte Alegre STATE OF SÃO PAULO 18245-000	08.212.929/0030-20	741.055.970.110	SP 35.903.137.908	1547/2006
21	02.10- 1-01	Core Activity: Eucalyptus Plantation Sto. Antonio das Corujas Farm	Fazenda Santo Antonio das Corujas, no number District: Rural Zone	Angatuba STATE OF SÃO PAULO 18240-000	08.212.929/0031-01	171.080.745.112	SP 35.903.137.681	745.175
22	02.10- 1-01	Core Activity: Eucalyptus Plantation Echaporã Farm	Fazenda Achaporã, no number District: Rural Zone	Capão Bonito STATE OF SÃO PAULO 18303-000	08.212.929/0032-92	251.097.314.114	SP 35.903.137.924	5.4.000011267
23	02.10- 1-01	Core Activity: Eucalyptus Plantation Monjolada Farm	Fazenda Monjolada, no number District: Rural Zone	Piracicaba STATE OF SÃO PAULO 13400-970	08.212.929/0033-73	535.455.417.112	SP 35.903.137.703	616.228

24	02.10- 1-01	Core Activity: Eucalyptus Plantation Carangola Farm	Fazenda Carangola, no number District: Rural Zone	Anhembi STATE OF SÃO PAULO 18620-000	08.212.929/0034-54	172.060.302.116	SP 35.903.137.720	1212-0/06
25	02.10- 1-01	Core Activity: Eucalyptus Plantation Harmonia Farm	Fazenda Harmonia, no number District: Rural Zone	Itatinga STATE OF SÃO PAULO 18620-000	08.212.929/0035-35	383.067.476.119	SP 35.903.138.122	3.733
26	02.10- 1-01	Core Activity: Eucalyptus Plantation Regina Farm	Fazenda Regina, no number District: Rural Zone	Itatinga STATE OF SÃO PAULO 18690-000	08.212.929/0036-16	383.067.485.110	SP 35.903.138.114	3.734
27	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua Marechal Deodoro da Fonseca, n° 305 District: downtown	Anhembi STATE OF SÃO PAULO 18620-000	08.212.929/0037-05	172.060.311.117	SP 35.903.137.738	1211-0/06
28	02.10- 1-01	Core Activity: Eucalyptus Plantation Três Pinheiros Farm	Fazenda Três Pinheiros, no number District: Rural Zone	Anhembi STATE OF SÃO PAULO 18620-000	08.212.929/0038-88	172.060.320.118	SP 35.903.137.711	1214-0/06
29	02.10- 1-01	Core Activity: Eucalyptus Plantation Embaúba Farm	Fazenda Embaúba, no number District: Rural Zone	Botucatu STATE OF SÃO PAULO 18605-990	08.212.929/0039-69	224.175.735.111	SP 35.903.137.851	10.016
30	02.10- 1-01	Core Activity: Eucalyptus Plantation Califórnia Farm	Fazenda Califórnia, no number District: Rural Zone	Botucatu STATE OF SÃO PAULO 18605-990	08.212.929/0040-00	224.175.744.112	SP 35.903.137.860	10.014
31	02.10- 1-01	Core Activity: Eucalyptus Plantation Recanto do Oiti Farm	Fazenda Recanto do Oiti, no number District: Rural Zone	Botucatu STATE OF SÃO PAULO 18605-990	08.212.929/0041-83	224.175.753.113	SP 35.903.137.878	10.015
32	02.10- 1-01	Core Activity: Eucalyptus Plantation São Judas Tadeu Farm	Fazenda Judas Tadeu, no number District: Rural Zone	São Pedro STATE OF SÃO PAULO 13520-000	08.212.929/0042-64	651.087.952.111	SP 35.903.138.271	8772/2006

33	02.10- 1-01	Core Activity: Eucalyptus Plantation Taquari Farm	Fazenda Taquari, no number District: Rural Zone	Ribeirão Branco STATE OF SÃO PAULO 18430-000	08.212.929/0043-45	578.061.660.114	SP 35.903.138.238	1.155
34	02.10- 1-01	Core Activity: Eucalyptus Plantation São Rafael Farm	Fazenda São Rafael, no number District: Rural Zone	Buri STATE OF SÃO PAULO 18290-000	08.212.929/0044-26	229.067.132.110	SP 35.903.137.886	02797/06
35	02.10- 1-01	Core Activity: Eucalyptus Plantation Ibiti Farm	Fazenda Ibiti, no number District: Rural Zone	Itararé STATE OF SÃO PAULO 18460-000	08.212.929/0045-07	380.100.125.119	SP 35.903.138.068	9.065
36	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua José Rolin Sobrinho, n° 38 District: Tonico Adolfo	Itararé STATE OF SÃO PAULO 18460-000	08.212.929/0046-98	380.100.134.110	SP 35.903.138.092	9.067
37	02.10- 1-01	Core Activity: Eucalyptus Plantation Sta. Izabel do C. Alto Farm	Fazenda Santa Izabel do C. Alto, no number District: Rural Zone	Itararé STATE OF SÃO PAULO 18460-000	08.212.929/0047-79	380.100.143.110	SP 35.903.138.076	9.066
38	02.10- 1-01	Core Activity: Eucalyptus Plantation Santa Maria Farm	Fazenda Santa Maria, no number District: Rural Zone	Gavião Peixoto STATE OF SÃO PAULO 14813-000	08.212.929/0048-50	787.052.565.114	SP 35.903.137.983	395
39	02 10- 1-01	Core Activity: Eucalyptus Plantation	Rua Dr. Melo Peixoto, n° 115 District: downtown	Boa Esperança do Sul STATE OF SÃO PAULO 14930-000	08.212.929/0049-30	216.063.514.116	SP 35.903.137.801	1.783
40	02.10- 1-01	Core Activity: Eucalyptus Plantation Flexa Azul Farm	Fazenda Flexa Azul, no number District: Rural Zone	Boa Esperança do Sul STATE OF SÃO PAULO 14930-000	08.212.929/0050-74	216.063.523.117	SP 35.903.137.797	1.782

41	02.10- 1-01	Core Activity: Eucalyptus Plantation Bom Retiro Farm	Fazenda Bom Retiro, no number District: Rural Zone	Américo Brasiliense STATE OF SÃO PAULO 14820-000	08.212.929/0051-55	166.074.582.110	SP 35.903.137.657	05.038/2006
42	02.10- 1-01	Core Activity: Eucalyptus Plantation Morro Grande Farm	Fazenda Morro Grande, no number District: Rural Zone	Corumbataí STATE OF SÃO PAULO 13540-000	08.212.929/0052-36	275.061.268.116	SP 35.903.137.959	608
43	02.10- 1-01	Core Activity: Eucalyptus Plantation Siriema II Farm	Fazenda Siriema II, no number District: Rural Zone	Itirapina STATE OF SÃO PAULO 13530-000	08.212.929/0054-06	384.071.236.118	SP 35.903.138.149	16.089
44	02.10- 1-01	Core Activity: Eucalyptus Plantation Morro Pequeno Farm	Fazenda Morro Pequeno, no number District: Rural Zone	Corumbataí STATE OF SÃO PAULO 13540-000	08.212.929/0055-89	275.061.277.117	SP 35.903.137.941	609
45	02.10- 1-01	Core Activity: Eucalyptus Plantation Jacilândia Farm	Fazenda Jacilândia, no number District: Rural Zone	Analândia STATE OF SÃO PAULO 13550-000	08.212.929/0056-60	169.058.649.111	35.903.137.673	0181/06
46	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua 6, n° 69 District: downtown	Itirapina STATE OF SÃO PAULO 13530-000	08.212.929/0057-40	384.071.245.119	SP 35.903.138.165	16.087
47	02.10- 1-01	Core Activity: Eucalyptus Plantation Da Toca Farm	Fazenda da Toca, no number District: Rural Zone	Itirapina STATE OF SÃO PAULO 13530-000	08.212.929/0058-21	384.071.254.110	SP 35.903.138.157	16.088
48	02.10- 1-01	Core Activity: Eucalyptus Plantation Baixadão Farm	Fazenda Baixadão, no number District: Rural Zone	Analândia STATE OF SÃO PAULO 13550-000	08.212.929/0059-02	169.058.658.112	SP 35.903.137.665	0180/06

49	02.10- 1-01	Core Activity: Eucalyptus Plantation Siriema Farm	Fazenda Siriema, no number District: Rural Zone	Itirapina STATE OF SÃO PAULO 13530-000	08.212.929/0060-46	384.071.263.110	SP 35.903.138.131	16.090
50	02.10- 1-01	Core Activity: Eucalyptus Plantation Estrela Farm	Fazenda Estrela, no number District: Rural Zone	Iaras STATE OF SÃO PAULO 18775-000	08.212.929/0062-08	727.053.671.115	SP 35.903.138.041	155
51	02.10- 1-01	Core Activity: Eucalyptus Plantation Alvorada Farm	Fazenda Alvorada, no number District: Rural Zone	Paranapanema STATE OF SÃO PAULO 18720-000	08.212.929/0063-99	506.067.626.115	SP 35.903.138.190	3802-0
52	02.10- 1-01	Core Activity: Eucalyptus Plantation Turvo I Farm	Fazenda Turvo I, no number District: Rural Zone	Iaras STATE OF SÃO PAULO 18775-000	08.212.929/0064-70	727.053.690.110	SP 35.903.138.033	157
53	02.10- 1-01	Core Activity: Eucalyptus Plantation Tronco do Alto Farm	Fazenda Tronco do Alto, no number District: Rural Zone	Cerqueira César STATE OF SÃO PAULO 18760-000	08.212.929/0065-50	263.065.820.117	SP 35.903.137.932	4.383
54	02.10- 1-01	Core Activity: Eucalyptus Plantation Guarujá Farm	Fazenda Guarujá, no number District: Rural Zone	Avaré STATE OF SÃO PAULO 18700-970	08.212.929/0066-31	194.144.128.117	SP 35.903.137.746	19.385
55	02.10- 1-01	Core Activity: Eucalyptus Plantation Palmeiras Farm	Fazenda Palmeiras, no number District: Rural Zone	Avaré STATE OF SÃO PAULO 18700-970	08.212.929/0067-12	194.144.137.118	SP 35.903.137.762	19.386
56	02.10- 1-01	Core Activity: Eucalyptus Plantation Ouro Branco Farm	Fazenda Ouro Branco, no number District: Rural Zone	Avaré STATE OF SÃO PAULO 18700-970	08.212.929/0068-01	194.144.146.119	SP 35.903.137.754	19.387
57	02.10- 1-01	Core Activity: Eucalyptus Plantation Tijuco Preto Farm	Fazenda Tijuco Preto, no number District: Rural Zone	Avaré STATE OF SÃO PAULO 18700-970	08.212.929/0069-84	194.144.155.110	SP 35.903.137.771	19.388

58	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua Rio Grande do Norte, n° 1897 District: downtown	Avaré STATE OF SÃO PAULO 18700-230	08.212.929/0070-18	194.144.164.110	SP 35.903.137.789	19.384
59	02.10- 1-01	Core Activity: Eucalyptus Plantation Ideal Farm	Fazenda Ideal, no number District: Rural Zone	Iaras STATE OF SÃO PAULO 18775-000	08.212.929/0071-07	727.053.705.113	SP 35.903.138.017	158
60	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua 06, n° 287 District: downtown	Itirapina STATE OF SÃO PAULO 13530-000	08.212.9290072-80	384.074.476.116	SP 35.903.562.391	16.354
61	02.10- 1-01	Core Activity: Eucalyptus Plantation Santo Antônio Farm	Fazenda Santo Antônio, no number District: Rural Zone	São Pedro STATE OF SÃO PAULO 13520-000	08.212.929/0073-60	651.097.726.119	SP 35.903.562.421	9451/2009
62	02.10- 1-01	Core Activity: Eucalyptus Plantation Côco Doce Farm	Fazenda Côco Doce, no number District: Rural Zone	Aval STATE OF SÃO PAULO 16680-000	08.212.929/0074-41	192.057.167.111	SP 35.903.562.323	748
63	02.10- 1-01	Core Activity: Eucalyptus Plantation Querência Farm	Fazenda Querência, no number District: Rural Zone	Agudos STATE OF SÃO PAULO 17120-000	08.212.929/0075-22	156.083.738.110	SP 35.903.562.285	9576/2009
64	02.10- 1-01	Core Activity: Eucalyptus Plantation Santo Ângelo Farm	Fazenda Santo Angelo, no number District: Rural Zone	Brotas STATE OF SÃO PAULO 17380-000	08.212.92910076-03	228.086.700.111	SP 35.903.562.358	25.432
65	02.10- 1-01	Core Activity: Eucalyptus Plantation Santa Regina Farm	Fazenda Santa Regina, no number District: Rural Zone	Bofete STATE OF SÃO PAULO 18590-000	08.212.929/0078-75	218.067.251.110	SP 35.903.562.331	1738-009
66	02.10- 1-01	Core Activity: Eucalyptus Plantation Santa Clara Farm	Fazenda Santa Clara, no number District: Rural Zone	Cajuru STATE OF SÃO PAULO 14240-970	08.212.929/0079-56	243.080.443.114	SP 35.903.562.374	5.480

67	02.10- 1-01	Core Activity: Eucalyptus Plantation Descalvado Farm	Fazenda Descalvado, no number District: Rural Zone	Anhembi STATE OF SÃO PAULO 18620-000	08.212.929/0081-70	172.064.168.110	SP 35.903.562.293	1299/09
68	02 10- 1-01	Core Activity: Eucalyptus Plantation Turvo III Farm	Fazenda Turvo III, no number District: Rural Zone	Borebi STATE OF SÃO PAULO 18675-000	08.212.929/0082-51	721.054.649.112	SP 35.903.562.340	2220/09
69	02.10- 1-01	Core Activity: Eucalyptus Plantation Fortaleza Farm	Fazenda Fortaleza, no number District: Rural Zone	Araraquara STATE OF SÃO PAULO 14800-000	08.212.929/0083-32	181.363.721.110	SP 35.903.562.315	1373/2009
70	02.10- 1-01	Core Activity: Eucalyptus Plantation Ric Ranch Farm	Fazenda Sítio Ric, no number District: Rural Zone	Limeira STATE OF SÃO PAULO 13480-000	08.212.929/0084-13	417.319.667.116	SP 35.903.562.404	40.689
71	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua Imaculada Conceição, n° 1.135 District: Rural Zone	Araraquara STATE OF SÃO PAULO 14800-190	08.212.929/0085-02	181.364.480.113	SP 35.903.562.307	1372/2009
72	02.10- 1-01	Core Activity: Eucalyptus Plantation	Rua 1° de Maio, nº 420 District: downtown	Itararé STATE OF SÃO PAULO 18460-000	08.212.929/0086-85	380.113.732.111	SP 35.903.562.382	10.152

Exhibit 3.1 (i) — List of Assets

(a) Accounting balances

		Balance as of	Balance as of
#	Asset Description	11/30/2010	12/31/2010

1	Other credits	499,452.65	1,090,552.26

2	Inventories	39,421,648.77	41,373,060.13

3	Taxes recoverable (a)	8,265,518.40	8,912,384.07

4	Prepaid expenses	666,499.50	667,400.00

5	Other accounts receivable	1,819,949.96	1,819,949.96

6	Debtors from factoring transactions	7,562,867.71	7,562,867.71

7	Deferred income and social contribution tax assets	16,960,639.87	7,077,474.00

8	Land - Consortiums	117,119,605.81	117,119,605.81

9	Improvements in Third Party Properties - Consortiums	200,193.95	200,193.95

10	Buildings and Construction Works - Consortiums	140,847,208.47	140,847,208.47

11	Machines, Equipment and Facilities -	1,007,438,862.47	1,008,501,528.12

12	Computer Equipment - Consortium	5,273,236.91	5,282,050.24

13	Vehicles - Consortiums	2,255,595.12	2,255,595.12

14	Furniture and Fixtures - Consortiums	3,628,454.43	3,704,205.12

15	Property, Plant and Equipment in Progress - Consortium	14,240,226.92	15,976,042.25

16	Import in Progress — Property, Plant and Equipment	5,941.80	194.03

17	Advances to Suppliers — Domestic - Consortium	66,497.06	52,527.16

	Gross Property, Plant and Equipment	1,291,075,822.94	1.293,939,150.27

18	(-) Amortization of Improvements in Third Party Properties - Consortium	(70,068.60)	(70,735.92)

19	{-) Depreciation of Buildings and Construction Works - Consortium	(63,036,122.82)	(63,483,110.14)

20	{-) Depreciation of Machines, Equipment and Facilities	(818,740,248.34)	(824,030,630.77)

21	{-) Depreciation of Computer Equipment	(4,036,583.58)	(4,057,076.82)

22	(-) Depreciation of Vehicles - Consortiums	(1,259,215.15)	(1,292,326.76)

23	(-) Depreciation of Furniture and Fixtures - Consortium	(2,095,506.37)	(2,119,847.61)

	Accumulated depreciation	(889,237,744.86)	(895,053,728.02)

	Total net assets	401,838,078.08	398,885,422.25

24	Forestry and Reforestation	259,066,135.52	298,451,751.54

25	(-) Forest Depletion and Reforestation	(133,380,573.41)	(137,686,611.26)

	Biological Assets	125,685,562.11	160,765,140.28

26	Software Rights - Consortium	10,884,300.25	10,938,265.14

27	(-) Amortization — Software Rights - Consortium	(9,132,249.19)	(9,204,040.24)

	Intangible assets	1,752,051.06	1,734,224.90

	Net assets	529,275,691.25	561,384,787.43

(a) Tax credits from the business units transferred (ICMS tax on Property, plant and equipment; IPI  and PIS taxes on public entities)

Exhibit 3.1 (i) -

List of Assets

(B) Properties

Description	Amount

1. RIPASA I FOREST RESERVE: with a total area of 156.50 ha., situated in the City, District, and Judicial District of Agudos, State of São Paulo, registered under No. 1814 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.006.360-7. (N. Sra. Penha Forest Park)	217,851.56

2. RIPASA II and III FOREST RESERVE: with a total area of 105.5 ha., situated in the City, District, and Judicial District of Agudos, State of São Paulo, registered under Nos. 1442 and 3040 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.006.378-0. (N. Sra. Penha Forest Park)	143,344.01

3. GLOBO (I and II) FARM: with a total area of 2,594.52 ha., situated in the City, District, and Judicial District of Agudos, State of São Paulo, registered under Nos. 5227 and 1881 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.002.356-7. (N. Sra. Penha Forest Park)	483,437.37

4. MORRO DO FORNO FARM (I, II and III): with a total area of 1,212,51.22 ha., situated in the City, District, and Judicial District of Altinópolis, State of São Paulo, registered under Nos. 202, 203, 767, and 768 with the Real Estate Registry of Altinópolis, registered with INCRA under No. 614.017.002.569-3. (Santa Genoveva Forest Park)	1,444,523,20

5. SANTA THEREZINHA FARM: with a total area of 493.00 ha., situated in the City, District, and Judicial District of Angatuba, State of São Paulo, registered under No. 6810 with the Real Estate Registry of Angatuba, registered with INCRA under No. 636.010.327.441-7. (Guarujá Forest Park)	887,111.26

6. RETIRO CHIBARRO FARM: with a total area of 688.006 ha., situated in the City, District, and Judicial District of Araraquara, State of São Paulo, registered under No. 56228 with the 1st Real Estate Registry of Araraquara, registered with INCRA under No. 642.045.018.198-7. (Fortaleza Forest Park)	1,054,541.45

7. RETIRO SÃO JOSÉ FARM: with a total area of 257.31,86 ha., situated in the City, District, and Judicial District of Araraquara, State of São Paulo, registered under No. 56.227 with the 1st Real Estate Registry of Araraquara, registered with INCRA under No. 642.045.018.112-0. (Fortaleza Forest Park)	394,395.77

8. BOM RETIRO FARM: with a total area of 1,223.19 ha., situated in the City, District, and Judicial District of Américo Brasiliense, State of São Paulo, registered under No. 8.512 with the 2nd Real Estate Registry of Araraquara, registered with INCRA under No. 642.045.018.155-3. (Fortaleza Forest Park)	3,654,856.35

9. PRIMAVERA FARM: with total area of 489.64 hectares, located in part in the District and City of Américo Brasiliense, Judicial District of Araraquara, and in part in the Água Vermelha District, City and Judicial District of São Carlos, State of São Paulo, registered under No. 8513 with the 2nd Real Estate Registry of Araraquara and under No. 49.730 with the Real Estate Registry of São Carlos, registered with INCRA under No. 642.096.011.606-3 (Fortaleza Forest Park)	743,284.00

10. PALMITAL FARM: with a total area of 450.73 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under Nos. 2835, 2996, 9158, and 14.089 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.324.566-0. (Guarujá Forest Park)	601,420.38

11. BEIRA RIO FARM: with a total area of 323.67 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under Nos. 24,035, 30,349, and 30,350 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.314.331-0. (Guarujá Forest Park)	427,087.90

12. LIMEIRA II FARM: with a total area of 81.95 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 13,990 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.314.382-4. (Guarujá Forest Park)	115,432.61

13. LIMEIRA I FARM: with a total area of 968.82 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under Nos. 3985, 9528, 9529, 4792, 4793, 4794, and 4795 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.314.340-9. (Guarujá Forest Park)	1,522,658.58

14. CEREJEIRA FARM: with a total area of 127.46 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 13,027 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.006.300-5. (Guarujá Forest Park)	170,867.76

15. CEDRO FARM: with a total area of 206.93 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 8240 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.008.702-8. (Guarujá Forest Park)	271,194.60

16. GUARUJÁ FARM: with an approximate area of 2,155.56.84 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 2523 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.003.158-8. (Guarujá Forest Park)	3,400,823.36

17. GUARUJÁ II FARM: with a total area of 84.70 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 9882 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.006.335-8. (Guarujá Forest Park)	118,784.04

18. GUARUJÁ III FARM: with an area of 84.70 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 9881 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.006.343-9. (Guarujá Forest Park)	122,808.26

19. GUARUJÁ IV FARM: with an area of 84.70 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 9880 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.006.360-9. (Guarujá Forest Park)	121,542.12

20. GUARUJÁ V FARM: with an area of 225.89 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 6058 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.417.726-9. (Guarujá Forest Park)	293,597.70

21. OURO BRANCO FARM: with an area of 484 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under No. 6059 with the Real Estate Registry of Avaré, registered with INCRA under No. 629.049.315.095-2. (Guarujá Forest Park)	288,721.15

22. REGINA FARM: with an area of 758.29 ha., situated in the City of Itatinga, Judicial District of Botucatu, State of São Paulo, registered under No. 11,248 with the 1st Real Estate Registry of Botucatu, registered with INCRA under No. 629.111.003.514-0. (Guarujá Forest Park)	970,356.29

23. EMBAÚBA FARM: with an area of approximately 989.78 ha., situated in the District of Vitoriana, City of Botucatu, State of São Paulo, registered under No. 828 with the 2nd Real Estate Registry of Botucatu, registered with INCRA under No. 629.065.004.472-0. (Guarujá Forest Park)	1,330,723.20

24. CALIFÓRNIA FARM: with an area of 429.66 ha., situated in the City of Botucatu, State of São Paulo, registered under No. 16,581 with the 2nd Real Estate Registry of Botucatu, registered with INCRA under No. 629.065.008.524-8. (Guarujá Forest Park)	76,848.63

25. GOIABAL FARM: with an area of 484.00 ha., situated in the City and Judicial District of Brotas, State of São Paulo, registered under No. 5,232 with the Real Estate Registry of Brotas, registered with INCRA under No. 623.032.276.936-6. (Saligna Forest Park)	595,691.81

26. SALIGNA FARM: with a total area of 1,004.09 ha., situated in the City and Judicial District of Brotas, State of São Paulo, registered under Nos. 5.233 and 5.234 with the Real Estate Registry of Brotas, registered with INCRA under No. 623.032.276.952-8. (Saligna Forest Park)	1,223,119.65

27. SAPOTI FARM: with a total area of 1,604.39 ha., situated in the City and Judicial District of Brotas, State of São Paulo, registered under Nos. 5235 and 5236 with the Real Estate Registry of Brotas, registered with INCRA under No. 623.032.276.944-7. (Saligna Forest Park)	2,412,025.73

28. IDEAL FARM: with total area of 1,057.50 ha., situated in part the City and Judicial District of Lençóis Paulista and part in the City and Judicial District of Cerqueira Cesar, State of São Paulo, registered under No. 242 with the Real Estate Registry of Cerqueira Cesar and under Nos. 1323, 1324, and 1325 with the Real Estate Registry of Lençóis Paulista, registered with INCRA under no 617.156.663.875-5. (N. Sra. Penha Forest Park)	1,856,765.89

29. TAQUARI FARM: with an area of 506.02 ha., situated in the City of Ribeirão Preto, Judicial District of Itapeva, State of São Paulo, registered under No. 11,999 with the Real Estate Registry of Itapeva, registered with INCRA under No. 637.068.274.755-6. (Ibiti Forest Park)	318,075.97

30. IBITI FARM: with an area of 11,144.00 ha., situated in the City and Judicial District of Itararé, State of São Paulo, registered under No. 7453 with the Real Estate Registry of Itararé, registered with INCRA under No. 636.096.276.154-0. (Ibiti Forest Park)	13,287,492.92

31. SANTA ISABEL DO CAPÃO ALTO FARM: with a total area of 5,833.48 ha., situated in the City and Judicial District of Itararé, State of São Paulo, registered under Nos. 8552 and 8892 with the Real Estate Registry of Itararé, registered with INCRA under No. 636.096.014.230-4. (Ibiti Forest Park)	1,703,5113.72

32. SANTA FÉ FARM: with an area of 560.57 ha., situated in the City of Bocaina, Judicial District of Jaú, State of São Paulo, registered under No. 927 with the Real Estate Registry of Jaú, registered with INCRA under No. 622.036.002.674-6. (Flecha Azul Forest Park)	905,752.87

33. SANTA MARIA DO CURRALINHO FARM: with an area of 400.17 ha., situated in the City of Bocaina, Judicial District of Jaú, State of São Paulo, registered under No. 928 with the Real Estate Registry of Jaú, registered with INCRA under No. 622.036.002.313-5. (Flecha Azul Forest Park)	630,615.12

34. ALVORADA FARM: with an area of 214.09 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under No. 4234 with the Real Estate Registry of Lençóis Paulista, registered with INCRA under No. 617.156.324.884-0. (N. Sra. Penha Forest Park)	299,563.53

35. TURVO I FARM: with an area of 484.00 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under No. 4404 with the Real Estate Registry of Lençóis Paulista, registered with INCRA under No. 617.156.335.290-7. (N. Sra. Penha Forest Park)	610,747.70

36. TURVO II FARM: with an area of 217.80 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under No. 3153 with the Real Estate Registry of	293,463.20

Lençóis Paulista, registered with INCRA under No. 617.156.261.980-2. (N. Sra. Penha Forest Park)

37. MARIA CRISTINA FARM: with total area of 220.22 ha., located in the Judicial District Lençóis Paulista, State of São Paulo, consisting of two fields: a) an ideal part of half of a rural estate with 101.64 ha, registered under No. 1596 the Real Estate Registry of Lençóis Paulista and b) an area of 169.4 ha., the subject of a deed of assignment of possessory rights, registered with INCRA under no 617.156.010.782-0. (N. Sra. Penha Forest Park)	314,180.12

38. TURVO III FARM: with a total area of 726.84 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under Nos. 1948, 1949, 1950, 2973, and 6194 with the Real Estate Registry of Lençóis Paulista, registered with INCRA under No. 617.156.254.614-7. (N. Sra. Penha Forest Park)	859,498.18

39. NOSSA SENHORA DA PENHA FARM: with an area of 2,783.0 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under No. 1265 with the Real Estate Registry of Lençóis Paulista, registered with INCRA under No. 617.156.275.379-7. (N. Sra. Penha Forest Park)	4,435,324.18

40. SOBERANO FARM: with an area of 943.80 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 639 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 618.039.291.161-8 for the larger area of 6,861.4 ha. (Flecha Azul Forest Park)	1,685,265.18

41. DOIS IRMÃOS FARM: with a total area of 946.58 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under Nos. 261, 262, and 5231 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.096.011.649-7 for the larger area of 6,861.4 ha. (Flecha Azul Forest Park)	1,703,744.50

42. FORQUILHA FARM: with an area of 504.57 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 670 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.096.011.681-0 for the larger area of 6,861.4 ha. (Flecha Azul Forest Park)	725,585.11

43. FLECHINHA FARM: with an area of 343.64 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 484 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 618.039.329.282-2. (Flecha Azul Forest Park)	492,089.57

44. FLECHA AZUL III and IV FARM: with an area of 1,708.71 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 485 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under Nos. 642.096.011.800-7 and 642.096.011.762-0, respectively. (Flecha Azul Forest Park)	3,242,436.44

45. FLECHA AZUL (Lot 7) FARM: with an area of 284.16 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 486 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.096.011.720-5. (Flecha Azul Forest Park)	659,986.04

46. FLECHA AZUL (Lot 8) FARM: with an area of 284.49 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 487 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.096.011.720-5. (Flecha Azul Forest Park)	660,764.45

47. FLECHA AZUL (Lot 9) FARM: with an area of 2,116.05 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 463 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.045.018.074-3 for the larger area of 6,861.4 ha. (Flecha Azul Forest Park)	4,085,982.32

48. SANTO ANTONIO FARM: with an area of 73.07 ha., situated in the City of Boa Esperança do Sul, Judicial District of Ribeirão Bonito, State of São Paulo, registered under No. 1009 with the Real Estate Registry of Ribeirão Bonito, registered with INCRA under No. 642.096.011.754-0. (Flecha Azul Forest Park)	109,825.25

49. MORRO GRANDE FARM: with an area of 135.52 ha., situated in the City of Corumbataí, Judicial District of Rio Claro, State of São Paulo, registered under No. 18,320 with the 1st Real Estate Registry of Rio Claro, registered with INCRA under No. 623.040.275.476-9. (Saligna Forest Park)	152,308.12

50. MORRO PEQUENO FARM: with an area of 27.83 ha., situated in the City of Corumbataí, Judicial District of Rio Claro, State of São Paulo, registered under No. 18,321 with the 1st Real Estate Registry of Rio Claro, registered with INCRA under No. 623.040.275.417-3. (Saligna Forest Park)	33,230.66

51. SIRIEMA FARM: with an area of 2,202.07 ha., situated in the City of Itirapina, State of São Paulo, registered under Nos. 20,966, 20,967, and 20,968 with the 2nd Real Estate Registry of Rio Claro, registered with INCRA under No. 623.067.432.547-6. (Saligna Forest Park)	3,220,230.29

52. SINIMBÚ FARM: with total area of 983.18 ha., situated in the District and City of Itirapina, Judicial District of Rio Claro, State of São Paulo, registered under Nos. 20,969, 20,970, 20,971, 20,972, 20,973, 20,974, 20,975, and 20,976 with the 2nd Real Estate Registry of Rio Claro, registered with INCRA under No. 623.067.276.928-8. (Saligna Forest Park)	1,155,327.41

53. FORTALEZA FARM: with an area of 3,000.10 ha., situated in the Judicial District of San Carlos, State of São Paulo, registered under No. 41,181 with the Real Estate Registry of São Carlos, registered with INCRA No. 618.080.663.905-2 by the largest area of 5,658 ha. (Fortaleza Forest Park)	6,382,646.66

54. SUCURI FARM: with an area of 1,222.61 ha., situated in the City and Judicial District of São Simão, State of São Paulo, registered under No. 1825 with the Real Estate Registry of São Simão, registered with INCRA under No. 613.126.001.694-5, by the larger area of 1,932.00 ha. (Santa Genoveva Forest Park)	1,496.829.44

55. SANTA RITA DAS ÁGUAS CLARAS FARM: with an area of 685.99,74 ha., situated in the City and Judicial District of São Simão, State of São Paulo, registered under No. 1826 with the Real Estate Registry of São Simão, registered with INCRA under No. 613.126.001.694-5, by the larger area of 1,932.00 ha. (Santa Genoveva Forest Park)	617,900.17

56. FLOR DO IPÊ FARM: with an area of 18.997 ha., situated in the City and Judicial District of São Simão, State of São Paulo, registered under No. 1827 with the Real Estate Registry of São Simão, registered with INCRA under No. 613.126.001.694-5, by the larger area of 1,932.0 ha. (Santa Genoveva Forest Park)	16,795.99

57. FAVEIRAL FARM: with an area of 442.86 ha., situated in the City and Judicial District of São Simão, State of São Paulo, registered under No. 1828 with the Real Estate Registry of São Simão, registered with INCRA under No. 613.126.001.694-5, by the larger area of 1,932.0 ha. (Santa Genoveva Forest Park)	4,372.70

58. SANTA GENOVEVA FARM: with a total area of 1,030.07 ha., situated in the City and Judicial District of São Simão, State of São Paulo, registered under Nos. 1597 and 1598 with the Real Estate Registry of São Simão, registered with INCRA under No. 613.126.002.496-4. (Santa Genoveva Forest Park)	882,131.68

59. ESPADILHA FARM: with an area of 677.60 ha., situated in the City and Judicial District of Agudos, State of São Paulo, registered under No. 7433 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.005.738-0. (N. Sra. Penha Forest Park)	525,539.40

60. SÃO SEBASTIÃO FARM: with a total area of 292.80 ha., situated in the City and Judicial District of Botucatu, State of São Paulo, registered under Nos. 5658 and 5598 with the Real Estate Registry of Botucatu, registered with INCRA under No. 629.065.012.840-0. (Anhembi Forest Park)	315,302.05

61. SANTA ANGELA FARM: with a total area of 421.254 ha., situated in the City and Judicial District of Botucatu, State of São Paulo, registered under Nos. 4892, 12,409 and, 12,402 with the 2nd Real Estate Registry of Botucatu, registered with INCRA under Nos. 629.065.283.657-7 and 629.065.011.274-1. (Anhembi Forest Park)	501,278.45

62. SÃO JOÃO DO BOM RETIRO FARM: with a total area of 954.64 ha., situated in the City and Judicial District of Botucatu, State of São Paulo, registered under Nos. 446, 12,028 with the 2nd Real Estate Registry of Botucatu, registered with INCRA under Nos. 629.065.000.620-8 and 629.065.361.631-7 (Comprised of: São João do Bom Retiro Farm and São Lourenço Farm).	1,323,477.49

(Anhembi Forest Park)

63. DESCALVADO FARM: with an area of 2.647,48 ha., situated in the City of Conchas and Judicial District of Conchas and Piracicaba, State of São Paulo, registered under Nos.: 10,213, 2789, 738, 491, 4227, 4228, 7595, 289, 9973, 16,135 and 16,136 with the Real Estate Registry of Conchas and registered under Nos. 1710 and 3329 with the Real Estate Registry of Piracicaba, registered with INCRA under Nos. 629.014.693.693-8, 629.104.002.003-6, 624.098.019.305-8, 624.098.019.313-9, 630.055.687.375-0, 630.055.010.812-2, 629.014.003.565-3, and 629.014.001.996-8. (Comprised of: Três Pinheiros, Descalvado Farm, Vale Verde Farm, Ribeirão do Descalvado, B1 Lot Farm, B2 Lot Farm, Ribeirão do Pinga Farm, Do Pinga Farm). (Anhembi Forest Park)

3,966,169.80

64. CAVALINHO FOREST RESERVE FARM: with an area of 177 ha., situated in the City of Guareí, Judicial District of Tatuí, State of São Paulo, registered under No. 56,349 with the Real Estate Registry of Tatuí, registered with INCRA under No. 636.045.324.132-5. (Guarujá Forest Park)	160,016.26

65. QUERÊNCIA FARM: with an area of 2,178 ha., located in the City and Judicial District of Agudos, State of São Paulo, registered under Nos. 5463, 1505, 5338, 5462, 6462, and 9922, with the Real Estate Registry of Agudos, registered with INCRA under Nos. 617.016.304.735-1 and 617.016.304.743-2. (Comprised of: Querência Farm, Retiro Farm, and São Domingos Farm).(N. Sra Penha Forest Park)	3,691,162.93

66. SANTO ANTONIO DAS CORUJAS FARM, with an area of 550,800 ha., located in the City and Judicial District of Angatuba, State of São Paulo, registered under Nos.: 7987, 7988, 264, 265, 585, and 55 with the Real Estate Registry of Angatuba, registered with INCRA under No. 636.010.324.914-5. (Guarujá Forest Park)	654,107.46

67. FERTIPLAN FOREST RESERVE FARM: with an area of 254 ha., situated in the City of Guareí, Judicial District of Tatuí, State of São Paulo, registered under No. 4238 with the Real Estate Registry of Tatuí, registered with INCRA under No. 636.045.296.449-8. (Guarujá Forest Park)	230,286.00

68. ECHAPORÃ FARM: with an area of 787,45 ha., situated in the City and Judicial District of Capão Bonito, State of São Paulo, registered under Nos.: 14,479, 14,480, and 14,481 with the Real Estate Registry of Capão Bonito, registered with INCRA under No. 637.017.014.389-6. (Ibiti Forest Park)	1,555,779.30

69. SÃO JOSÉ DAS ESCARAMUCHAS FARM: with an area of 204.66 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under Nos. 56,383 and 56,384 with the Real Estate Office of Avaré, registered with INCRA under no 629.049.002.607-0. (Guarujá Forest Park)	216,245.75

70. CARAGUATÁ FARM (TRACTS 4 and 5): with an area of 9951.04 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under Nos. 3475 and 862,	135,387.37

with the Real Estate Office of Lençóis Paulista, registered with INCRA under Nos. 617.156.007.374-8 and 617.156.004.472-1. (N. Sra. Penha Forest Park)

71. SÃO JUDA TADEU FARM: with a total area of 81.30 ha., situated in the City and Judicial District of Avaré, State of São Paulo, registered under Nos. 56,591, 50,124, and 50,700 with the Real Estate Registry of Avaré, registered with INCRA under No. 610.151.030.503-8. (Guarujá Forest Park)	101,156.62

72. DAISY FARM: with an area of 463.18 ha. (corresponding to 22.2042% of the total area of 2,086.04 ha), located in the City and Judicial District Angatuba, State of São Paulo, registered under No. 9868 with the Real Estate Registry of Angatuba, registered with the INCRA under No. 636.010.005.339-8 and registered under No. 71,878 with the Real Estate Registry of Itapetininga. (Guarujá Forest Park)	957,000.00

73. CÉU FARM (remaining area of the Daisy Farm): with an area of 116.70 ha. (corresponding to 5.5947% of the total area of 2,086.04 ha.), situated in the City and Judicial District of Angatuba, State of São Paulo, registered under No. 824 with the Real Estate Registry of Angatuba, registered with INCRA under No. 636,010,005,339-8. (Guarujá Forest Park)	313,471.00

74. ELDORADO FARM: with an area of 255,5928 ha., situated in the City and Judicial District of Angatuba, State of São Paulo, of 196,8048 ha. Registered under Nos. 4553, 4334, 4980, 3551, and 2045 with the Real Estate Registry of Angatuba, 41,1405 ha. from the Deed of Assignment and Transfer of Possessory Rights, and 17,6584 ha. resulting from the Deed of Assignment of Hereditary Marriage Portion Rights registered with the 21st São Paulo Notary Public, registered with INCRA under Nos. 636.010.001.864-9, 636.010.001.597-6, 636.010.007.013-6, 636.010.008.788-8. (Guarujá Forest Park)	578,611.97

75. NOVO ESTILO FARM: with a total area of 871.20 ha., situated in the Cities and Counties of Duartina and Paulistânia, State of São Paulo, registered under Nos. 990 and 991, with the Real Estate Registry of Agudos and 7887, 7888, 7889, 7890, 7891, and 7892 with the Real Estate Registry of Duartina, registered with INCRA under No. 617.067.685.739-1. (N. Sra. Penha Forest Park)	3,271,340.99

76. CAPUAVINHA FARM: with a total area of 102.0046 ha., situated in the City and Judicial District of Angatuba, State of São Paulo, registered under Nos. 2857, 3782, and 3211 with the Real Estate Registry of Angatuba, registered with INCRA under No. 637.084.015.768-0. (Guarujá Forest Park)	339,073.77

77. SÃO RAFAEL FARM: with an area of 964.42 ha., situated in the City of Buri and Judicial District of Itapeva, State of São Paulo, registered under No. 19,477 with the Real Estate Registry of Itapeva, registered with INCRA under No. 636.037.003.395-0. (Ibiti Forest Park)	2,401,218.07

78. PACCOLA FARM: with a total area of 119.1178 ha., situated in the City and Judicial District of Lençóis Paulista, State of São Paulo, registered under Nos. 1217 and 10,733 with the	306,000.00

Real Estate Registry of Lençóis Paulista, registered with INCRA under No. 617.156.001.996. (N. Sra. Penha Forest Park)

79. COCO DOCE FARM: with an area of 1,773,5569 hectares. in the Municipality of Avaí and Judicial District of Bauru, State of São Paulo, registered under Nos. 81,704 and 78,099 with the 1st Real Estate Registry of Bauru and registered under No.s 17,574 with the Real Estate Office of Garça, registered with INCRA under no 617.032.002.291-0. (N. Sra. Penha Forest Park)	5,000,460.46

80. NOSSA SENHORA APARECIDA FARM: with an area of 121.00 ha., situated in the City and Judicial District of Agudos, State of São Paulo, registered under No. 48 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.002.100-9. (N. Sra. Penha Forest Park)	367,500.00

81. MONJOLJNHO FARM: with an area of 617.83 ha., situated in the City of Itirapina and Judicial District of Rio Claro, State of São Paulo, registered under paragraphs 429, 7344 and 20,347 with the 2nd Real Estate Registry of Rio Claro, registered with INCRA under No. 623.067.001.236-8. (Saligna Forest Park)	1,802,361.50

82. ALVORADA FARM: with an area of 73.22 ha., located in the City of Paranapanema and Judicial District of Avaré, State of São Paulo, registered under Nos. 1417, 35,835, 6874, 9827 with the Real Estate Registry of Avaré, registered with INCRA under Nos. 629.120.000.442-2, 629.120.002.712-0, 629.120.001.376-6, 629.120.581.992-0. (Guarujá Forest Park)	198,399.99

83. CORTE FARM: with a total area of 53.30 ha., situated in the City and Judicial District of Agudos, State of São Paulo, registered under Nos. 7338, 7214, and 1201 with the Real Estate Registry of Agudos, registered with INCRA under No. 617.016.006.416-6. (N. Sra. Penha Forest Park)	114,504.44

84. CARANGOLA FARM: with an area of 562.65 ha., situated in the City and Judicial District of Anhembi, State of São Paulo, registered under Nos. 1224, 1225, 1226, 1227, 1228, 1231, 2814, and 9664 with the Real Estate Registry of Conchas, registered with INCRA under No. 629.014.000.302-6. (Anhembi Forest Park)	1,398,900.00

85. Plot of land located in the City and District of Limeira, in the Lageado district, no number, State of São Paulo, with an area 1,150,042.92 m2, registered under No. 8958, Real Estate Registry of Limeira.	603,943.13

86. Lageado Farm, located in the City and District of Limeira, in the Lageado district, no number, State of São Paulo, with an area 17.75 ha., registered under Nos. 14,902 and 18,125, registered with INCRA under Nos. 624.110.449.733-0 and 624.110.449.733-0, Real Estate Registry of Limeira.	750,000.00

87. Ric Farm, located in the City and District of Limeira, in the Lageado district, no number,	350,000.00

State of São Paulo, with an area 11.25 ha., registered under No. 5550, INCRA 624.110.008.850-8, Real Estate Registry of Limeira.

88. Ric Farm, located in the City and District of Limeira, in the Lageado district, no number, State of São Paulo, with an area 14.31 ha., registered under No. 5536, INCRA 624.110.008.850-8, Real Estate Registry of Limeira.	1,300,000.00

89. Santa Rosa Farm, located in the City and District of Limeira, in the Lageado district, no number, State of São Paulo, with an area 6.90 ha., registered under No. 26,723, INCRA 624.110.008.850-8, Real Estate Registry of Limeira.	375,000.00

90. Abdaíla Farm, located in the City and District of Limeira, in the Lageado district, no number, State of São Paulo, with an area 76,847 ha., registered under No. 3491, INCRA 624.110.493.716-0, Real Estate Registry of Limeira.	3,000,000.00

91. SANTA REGINA FARM: with an area of 484.00 ha., situated in the City of Bofete and Judicial District of Conchas, State of São Paulo, registered under No. 1008 with the Real Estate Registry of Conchas, registered with INCRA under No. 629.057.002.623-2.	2,275,352.00

92. SANTA ISABEL FARM: with an area of 379.72 ha., situated in the City of Anhembi, Judicial District of Conchas, State of São Paulo, registered under Nos. 4145, 2289, 4153, 1556, 5272, 5273, 20,975, and 5274 with the Real Estate Registry of Conchas, registered with INCRA under No. 629.014.004.286-2.	1,961,375.00

93. SANTA REGINA II FARM: with an area of 28.20ha., situated in the City of Bofete, Judicial District of Conchas, registered under No. 4567 with the Real Estate Registry of Conchas, registered with INCRA under No. 629.057.004.197-5.	147,600.00

94. INDUSTRIAL UNIT: Plot of land located in the City and district of Limeira, district of Lageado, no number, State of São Paulo, with an area of 1,150,042.92 m2, registered under No. 8958, Real Estate Registry of Limeira.

	[603,943.13	]

Note: All of the rural properties described in this exhibit can be in Georeferencing process, to comply with the provisions of Law 10.267 of August 28, 2001, regulated by Decree 4449, of October 30, 2002, as amended by Decree 5570 of October 31, 2005, and their registrations, areas, records and data may be rectified subsequently to execution of this Agreement.

Exhibit 3.1 (i) — List of Assets

(c) Vehicles

BRAND/TYPE	YEAR	LICENSE PLATE	RENAVAM Code	CHASSI

TRAILER/CANÇAO TUCANO	04/’04	DKT5614	830783806	9A9BC055141CT4437

TRAILER/CANÇAO TUCANO	04/’04	DJQ7232	830659757	9A9BC055141CT4436

TRAILER/CANÇAO TUCANO	04/’04	CYT0462	830448209	9A9BC055141CT4435

TRAILER/CANÇAO TUCANO	04/’04	CYW0732	830090940	9A9BC055141CT4434

TRAILER/CANÇAO TUCANO	04/’04	CXG2732	830976132	9A9BC055141CT4440

TRAILER/CANÇAO TUCANO	04/’04	CYK0382	830071695	9A9BC055141CT4438

TRAILER/CANÇAO TUCANO	04/’04	DKE8462	830083286	9A9BC055141CT4439

GM - ASTRA ADVANTAGE	07/’08	DWG4508	945386834	9BGTR69W08B207756

GM - ASTRA ADVANTAGE	07/’08	DWG3711	945393628	9BGTR69W08B200485

GM - ASTRA ADVANTAGE	07/’08	DWG4669	947834176	9BGTR69W08B220574

GM - ASTRA ADVANTAGE	07/’08	DWG4383	945388640	9BGTR69W08B207771

FORD F16000 210	00/00	CYV 9761	738380016	9BFYK86F8YD035550

FORD FUSION	07/07	DXA6019	918093600	3FAHP08Z57R216153

M.B. SPRINTER 313 VAN	04/’05	DNE 5033	844123641	8AC9036725A920911

NISSAN SENTRA S	07/08	DWG2741	943758416	3N1AB61D98L605610

NISSAN SENTRA S	07/08	DWG2963	943759153	3N1AB61D58L606043

NISSAN SENTRA S	07/08	DWG3204	943758645	3N1AB61D08L603907

NISSAN SENTRA S	07/08	DWG4217	945175248	3N1AB61D58L603871

VW 17-210 TRUCK	03/’03	CYW 0615	799321850	9BWCK82T03R303234

VW 17-210 TRUCK	03/’03	CYW 0617	799321427	9BWCK82T33R304636

VW 26.260 TRUCK	04/’05	DOT 8737	847785491	9BW5T82U75R505408

VW 26.260 TRUCK	04/’05	DOT 8747	848340965	9BW5T82U25R506868

VW 26.260 TRUCK	07/07	DXZ8954	930248643	98W5B82U27R729286

VW 26.260 TRUCK	07/07	DWG2484	933882017	9BW5B82U87R729762

VW 26.260 TRUCK	07/07	DWG2485	933883072	9BW5B82U67R730098

VW 26.260 TRUCK	05/’06	DSP6447	881809101	9BW5B82U96R605840

VW 26.260 TRUCK	05/’06	DSP6448	881808040	9BW5B82U16R608988

VW 26.260 TRUCK	08/’08	EAC9138	973771950	9BW5B82U48R846157

VW 26.260 TRUCK	08/’08	DWH0091	975276034	9BW5B82U18R845564

VW 26.260 TRUCK	08/’08	DV06764	976519488	9BW5B82U18R845645

GM - ASTRA ADVANTAGE	07/’08	DWG4841	947452508	9BGTR6gW08B216277

GM - ASTRA ADVANTAGE	07/’08	DWG4771	947372180	9BGTR69W08B216332

GM - ASTRA ADVANTAGE	07/’08	DWG4772	947371834	9BGTR69W08B217669

GM - ASTRA ADVANTAGE	07/’08	DWG4843	947452206	9BGTR69W08B216417

GM - ASTRA ADVANTAGE	07/’08	DWG4811	947373012	9BGTR69W08B217589

GM - ASTRA ADVANTAGE	07/’08	DWG4599	947453628	9BGTR69W08B217578

FORD FUSION	10/’10	EPK9459	207882762	3FAHP0CGXAR299740

TOYOTA/COROLLA SEG	09/’10	ENA8453	181327317	9BRBB48E7A5108364

NISSAN SENTRA S	08/’09	ÈJU7715	143187368	3N1AB61E59L604089

TOYOTA HILUX CD 4X4 SR	09/’10	ENA9031	191276030	8AJFZ22GOA5012268

TOYOTA HILUX CD 4X4 SR	09/’10	ENA8683	184065461	8AJFZ22G7A5012140

TOYOTA HILUX CD 4X4 SR	09/’10	ENA8931	190625694	8AJFZ22GXA5012228

TOYOTA HILUX CD 4X4 SR	09/’10	ENA8682	184066255	8AJFZ22GXA5012102

TOYOTA HILUX CD 4X4 SR	09/’10	ENA8691	184063990	8AJFZ22G8A5012115

GM - ASTRA ADVANTAGE	09/’09	EJU8892	155794205	9BGTR69C09B288641

TRAILER/FANTINATO CB3 (boat cart)	OO/’OO	EJU7705	156946122	9A11CFCB3YP002325

TOYOTA HILUX CD 4X4 SR	10/’10	ERW5581	224746782	8AJFZ22G7A5013532

TOYOTA HILUX CD 4X4 SR	10/’10	ERW5593	224788825	8AJFZ22G7A5013563

TOYOTA HILUX CD 4X4 SR	10/’10	ERW5571	224795490	8AJFZ22G5A5013349

Exhibit 3.1 (ii) - Report

Consórcio Paulista de Papel e Celulose — Conpacel

Appraisal Report of Net Assets Comprising Certain Assets and Liabilities through the Company’s Books as of December 31, 2010

Appraisal of Net Assets Comprising Certain Assets and Liabilities Assessed through the Company’s Books

To the Management

Consórcio Paulista de Papel e Celulose - Conpacel

Auditor’s Data

1. PricewaterhouseCoopers Auditores Independentes, a company established in the city of Campinas, State of São Paulo, at Rua José Pires Neto, No. 314, 10th floor, Piazza Affari Building, enrolled with the National Corporate Taxpayers Register (CNPJ) under No. 61.562.112/0001-05, originally enrolled with the Regional Accounting Council of the State of São Paulo under No. 2SP000160/O- 5, its Articles of Association registered with the 4th Registry of Deeds and Documents of São Paulo, State of São Paulo, on September 17, 1956 and amendments registered with the 2nd Registry of Deeds and Documents of São Paulo, State of São Paulo, the latest of which, dated September 1, 2010, undergoing registration, herein represented by the undersigned partner, Mr. Valdir Augusto de Assunção, Brazilian, married, accountant, bearer of Identity Card (RG)14.309.231-5 SSP/SP, enrolled with the Individual Taxpayers Register (CPF) under No. 044.066.958-85, and with the Regional Accounting Council of the State of São Paulo under No. 1SP135319/O-9, resident and domiciled in the city of Campinas, State of São Paulo, with offices at the same place as the company hereby represented, and appointed by Fibria Celulose S.A. to carry out the appraisal of the company’s net assets comprising some assets and liabilities of Consórcio Paulista de Papel e Celulose - Conpacel (hereinafter referred to as “Consortium”) as of December 31, 2010, according to the accounting practices adopted in Brazil, hereby reports the results of its work.

Purpose of Appraisal

2 The purpose of the appraisal report on net assets comprising certain assets and liabilities of Consórcio Paulista de Papel e Celulose — Conpacel as of December 31, 2010 is to make additional information available to the consortium member Fibria Celulose S.A.

Scope of the Analysis

3 The appraisal report is being issued in connection with the audit examinations corresponding to the position of assets and liabilities as of December 30, 2010, and prepared under the responsibility of the Consortium management and the consortium member Fibria Celulose S.A.

4 Our audit was conducted in accordance with the Brazilian accounting standards, which require that analyses be carried out for purposes of evidencing the proper presentation of the assets and liabilities in all their relevant aspects. Therefore, our audit covered the following procedures, among others: (a) planning of the works, taking into account the relevance of the balances, the volume of transactions and the accounting and internal control systems; (b) verification, on a test basis, of the evidence and the records that support the accounting figures and information disclosed; and (c) assessing of the more representative accounting practices and estimates adopted by the management of the Consortium and the consortium member Fibria Celulose S.A.

Conclusion

5 Based on the works carried out, we concluded that the net assets comprising certain assets and liabilities of Consórcio Paulista de Papel e Celulose — Conpacel, which correspond to the consortium member Fibria Celulose S.A. and are summarized in the Exhibit, total five hundred and fifty-three million, three hundred and thirty-four thousand, four hundred and sixty-nine reais and twenty-six cents (R$553,334,469.26), and are recorded in the company’s books in accordance with the accounting practices adopted in Brazil.

Other issues

According to the professional standards established by the Federal Accounting Council, we have not been informed of any direct or indirect conflict of interest or other circumstance that may represent any conflict of interest regarding the services rendered by us and described herein.

Additionally, we are unaware of any action taken by the consortium members or managers with the purpose of guiding, limiting, hindering or performing any actions that have or may have compromised access to, use of or knowledge about material information, assets, documents or work methodologies that may influence the quality of the conclusions presented herein.

Campinas, January 28, 2011

(sgd)

PricewaterhouseCoopers Auditores Independentes

CRC 2SP000160/O-5

(sgd)

Valdir Augusto de Assunção

Accountant CRC 1SP135319/O-9

Consórcio Paulista de Papel e Celulose - Conpacel

EXHIBIT TO THE APPRAISAL REPORT OF NET ASSETS COMPRISING CERTAIN ASSETS AND LIABILITIES THROUGH THE COMPANY’S BOOKS AND ISSUED ON JANUARY 28, 2011 NET ASSETS AS OF DECEMBER 11, 2010

	Balances included in Conpacel bookkeeping (i)	Balances included in Fibria Celulose S.A. bookkeeping	Total balance	Liabilities	Balances included in Conpacel bookkeeping (i)	Balances included in Fibria Celulose S.A. bookkeeping	Existing balances
Assets				Current Liabilities
Current Assets				Suppliers	14,637,344.04		14,637,344.04
Cash and banks	2,405,837.40		2,405,837.40	Taxes payable	1,264,020.95		1,264,020.95
Accounts receivable	864,370.27		864,370.27	Payroll and related charges	6,154,818.42		6,154,818.42
Inventories (ii)	36,802,991.52	4,569,590.00	41,372,581.70
Taxes recoverable (iii)		2,096,143.75	2,096,143.75	Accounts payable	5,748,357.38		5,748,357.38
Prepaid expenses	556,465.84		556,465.84	Lease (iv)		12,114,082.72
Other accounts receivable	337,646.66		337,646.66		28,351,365.07	12,114,082.72	40,465,447.79
	40,967,311.69	6,665,734.38	47,633-045.62	Non-Current Liabilities

Non-Current Assets				SEPACO Provision (v)		4,778,100.51	4,778,100.51
Long-term receivables				Deferred taxes (vi)		5,940,343.86	5,940,343.86
Debtors from factoring transactions	7,562,867.71		7,562,867.71	Leasing (iv)		25,956,042.84	25,956,042.84
Taxes recoverable (iii)		6,816,229.32	6,816,229.32			36,674,487.21	36,674,487.21
Deferred taxes (vi)		7,077,474,17	7,077,474.17
	7,562,867.71	13,893,703.49	21,456,571.20
Property, plant and equipment (ii)	575,688,562.53	(16,038,000.00)	559,650,562.53
Intangible assets	1,734,224.90		1,734,224.90
	577,422,787.43	(16,038,000.00)	561,384,787.43
	584,985,655.14	(2,144,296.51)	582,841,358.63
	625,952,966.83	4,521,437.87	630,474,404.25	Net Assets			553,334,469.26

The aforementioned net assets in the amount of R$553,334,469.26 refer to (i) a portion of 50% owned by the consortium member Fibria Celulose S.A. in Consórcio Paulista de Papel e Celulose — Conpacel, excluding the provision for contingencies and relevant court deposits, and adjusted as follows: (ii) appraisal of biological assets at fair value and balances of inventories in progress, (iii) recording of deferred taxes on adjustments if applicable, recognized in Fibria Celulose S.A. accounting records.

This exhibit is an integral and inseparable part of the Appraisal Report of Net Assets Comprising Certain Assets and Liabilities through the Books of Consórcio Paulista de Papel e Celulose — Conpacel and the books of the consortium member Fibria Celulose S.A., issued by PricewaterhouseCoopers in January 28, 2011.

Exhibit 3.1(iii) — Value of Assets

CONSÓRCIO PAULISTA DE PAPEL E CELULOSE

Estrada Limeira 391, no number — Lageado District - Limeira — State of São Paulo

Balance as of December 31, 2010

	Balances included in CONPACEL bookkeeping (a)	ADJUSTMENTS TO LAW 11638/07 AND CPCs (SUZANO) and OTHERS (b)	Book Value of assets purchased (b)	TOTAL ASSETS PURCHASED
ASSETS
Current Assets
Cash and Banks	2,405,837.40	- 2,405,837.40	—	—
Accounts receivable	864,370.27	- 864,370.27	—	—
Inventories	36,802,991.52	—	—	36,802,991.52
Taxes recoverable	—	- 2,096,143.75	—	2,096,143.75
Prepaid expenses	556,465.84	—	—	556,465.84
Other accounts receivable	337,646.66	—	—	337,646.66
	40,967,311.69	-1,174,063.92	—	39,793,247.77
Non-Current Assets
Long-term receivables
Court deposits	—	—	—	—
Debtors from factoring transactions	7,562,867.71	—	—	7,562,867.71
Taxes recoverable	—	6,816,229.32	—	6,816,229.32
Deferred taxes	—	—	—	—
	7,562,867.71	6,816,229.32	—	14,379,097.03

Property, Plant and Equipment	575,688,562.26	77,900,982.81	817,764,000.00	1,471,353.545.07
Land and Farms	117,119,605.8	—	—	117,119,605.81
Machines. equipment and buildings	261,964,453.80	20,222,490.21	817,764,000.00	1,099,950,944.01
Reforestation	176,803,140.29	34,819,099.70	—	211,622,234.99
Other property. plant and equipment	19,801362.37	22,859,392.90	—	42,660,755.27
Intangible assets	1,734,224.90	—	100,000.00	1,834,224.90
	577,422,787.16	77,900,982.81	817,864,000.00	1,473,187,769.97

TOTAL ASSETS	625,952,966.56	83,543,148.21	817,864,000.00	1,527,360,114.77

LIABILITIES

Current Liabilities
Suppliers	- 14,637,344.04	—	—	- 14,637,344.04
Taxes payable	- 1,264,020.95	—	—	-1,264,020.95
Payroll and related charges	- 6,154,818.42	—	—	- 6,154,818.42
Accounts payable	- 5,748,357.38	—	—	- 5,748,357.38
Lease	—	-12,027203.61	—	- 12,027,203.61
Other accounts payable	-546,824.2	—	—	- 546,824.28
	- 28 351,365.07	- 12,027203.61		- 40,378,568.68
Non-Current Liabilities
Provision for contingencies	—	—	—	—
SEPACO provision	—	- 5,250,000.08	—	- 5,250,000.08
Deferred Income and Social Contribution Taxes	—	- 5,940,344.00	—	- 5,940,344.00
Lease	—	- 25,791,202.01	—	- 25,791,202.01
	—	- 36,981,546.09	—	-36,981,546.09
TOTAL LIABILITIES	- 28,351,365.07	- 49,008,749.70	—	-77,360,114.77
Net assets	597,601,601.49	34,534,398.51	817,864,000.00	1,450,000,000.00

Balances subject to change.  The balances as of January 31, 2011 will be used for accounting purposes.

(a) According to accounting records of the consortium member Suzano.

(b) Amounts calculated and attributed by Suzano.

Exhibit 3.2 — List of Assets Excluded

•                  Total credits and payments, current or future, originated from EP 725/08 court-ordered public debt payment, chronological order No. 158/09, deriving from case No. 501/87 maintained in the 2nd Lower Court of the Judicial District of Cubatão;

•                  CONPACEL cash and banks balance as of this date, relating to the ideal portion of the seller;

•                  Total shares issued by Asapir Produção Florestal e Comércio Ltda. and owned by the seller;

•                  Balance of finished products inventory and accounts receivable from CONPACEL clients as of this date;

•                  Brands in Brazil or overseas, with the words “Printmax” or “Starmax,” including the following:

PROCEEDING	TRADEMARK	FORM OF PRESENTATION	SPECIFICATION
1. 816797099	Printmax	Word Brand	Off Set
2. 828904910	Printmax	Word Brand	Offset
3. 819733903	Starmax	Word Brand	Couché On

* 50% of CONPACEL production from 6:00 p.m., January 31, 2011, to midnight, February 1, 2011. The buyer will transfer the market value to the seller.

Exhibit 4.1 (i) — List of Debits

Balance as of December 31, 2010
1. Suppliers	17,564,351.16
2. Tax payable (taxes withheld)	1,159,510.34
3. Payroll and related charges	6,154,818.40
4. Accounts payable	5,437,213.44
5. Other accounts payable	41,900.00
6. Leasing	38,070,125.54
7. Deferred income and social contribution tax liabilities	5,940,344.00
Total debits	74,368,262.88

Exhibit 4.1(ii) — List of Excluded Debits

Tax payable (IPI and ICMS only)

Exhibit 4.2. — List of Excluded Credits

1. COFINS tax recoverable

2. COFINS tax payable

3. PIS tax recoverable

4. PIS tax recoverable

5. Social contribution tax recoverable

6. IRRF withholding income tax on financial investments

7. Tax on materials in transit

Exhibit 5.3 (i) - Trademarks

A — BRANDS IN BRAZIL

TRADEMARK	PROCEEDING No.	FORM OF PRESENTATION	CLASS	FILING DATE
COPIMAX	815444591	Word Mark	16/10	3/23/90
COPIMAX	825612772	Composite	NCL 16	7/22/03
COPIMAX O PAPEL ECOEFICIENTE	828680590	Composite	NCL 16	8/22/06
COPIMAX - ACESSO RESTRITO	827629010	Word Mark	NCL 16	8/9/05
COPIMAX ANTICÓPIA	827628986	Word Mark	NCL 16	8/9/05
COPIMAX CORPORATE	826168574	Word Mark	NCL 16	2/20/04
COPIMAX DIGITAL	823918351	Word Mark	NCL 16	11/13/01
COPIMAX EUCALIPTO	827925689	Word Mark	NCL 16	11/30/05
COPIMAX GRAPHICS	823397637	Word Mark	NCL 16	7/3/01
MAXCOTE	816908010	Word Mark	16/10,20	10/14/92
MAXCOTE O PAPEL DO SUPER AMIGO DA NATUREZA	827222416	Composite	NCL 16	3/10/05
MAXCOTE O AMIGUINHO DE CLASSE	817751530	Composite	16/10.20	0/29/1994
MAXCOTE	817849483	Composite	16/10.20	6/30/94
IMAGE ART	820456748	Word Mark	16/10.20.30	1/20/98
IMAGE MATE	820456756	Word Mark	16/10.20.30	1/20/98
IMAGE WEB	825280710	Word Mark	NCL 16	2/25/03
IMAGE PACK	821490664	Word Mark	NCL 16	7/12/99
IMAGE LABEL	825280729	Word Mark	NCL 16	2/25/03
IMAGE FIBRAS APARENTES	828904928	Word Mark	NCL 16	12/15/06
IMAGE FIBRAS NATURAIS	828904898	Word Mark	NCL 16	12/15/06

B — TRADEMARKS OVERSEAS

COUNTRY	TRADEMARK	FORM OF PRESENTATION	APPLICATION	REGISTRATION
Germany	MAGNUM	Word Mark		39941814
Argentina	MAGNUM	Word Mark	2259738
Australia	MAGNUM	Word Mark		795377
Austria	MAGNUM	Word Mark		185318
Benelux	MAGNUM	Word Mark		0654481
Bolivia	MAGNUM	Word Mark		84008
China	MAGNUM	Word Mark	5203955
Colombia	MAGNUM	Word Mark		304225
South Korea	MAGNUM	Word Mark		613586
Ecuador	MAGNUM	Word Mark		28627
Spain	MAGNUM	Word Mark		2238825
United States*	MAGNUM	Word Mark		2369189
The Philippines	MAGNUM	Word Mark	04-2007-006390
Great Britain	MAGNUM	Word Mark		2249251
Hong-Kong	MAGNUM	Word Mark		04478
Italy	MAGNUM	Word Mark		00861821
Malaysia	MAGNUM	Word Mark		03012886
New Zealand	MAGNUM	Word Mark		310302
Paraguay	MAGNUM	Word Mark		226132
Peru	MAGNUM	Word Mark		57659
Portugal	MAGNUM	Word Mark		337389
Uruguay	MAGNUM	Word Mark		313172
Venezuela	MAGNUM	Word Mark	268489
Argentina	MAGNUM CART	Word Mark		1966587
Bolivia	MAGNUM CART	Word Mark		68391
Paraguay	MAGNUM CART	Word Mark		270563
Uruguay	MAGNUM CART	Word Mark		254888
Argentina	MAGNUM DIGITAL	Composite	2490127
United States*	MAGNUM DIGITAL*	Word Mark		3108742
Peru	MAGNUM DIGITAL	Word Mark	217452

Germany	MAGNUM DIGITAL SPEED BOX	Word Mark		303324430
United States*	MAGNUM DIGITAL SPEED BOX*	Word Mark	76/504972

* Trademarks  licensed to Daiei.

Exhibit 5.3(ii) — Additional Agreements

•                  Leasing Agreement No. 566695 entered into between Cia. Itauleasing de Arrendamento Mercantil (“Lessor”) and Ripasa S.A. Celulose e Papel (“Lessee”) on July 27, 2004, concerning machines and equipment imported for the pulp dryer line composed of purifier cylindrical sieves, fiber strechter frames and their respective components, and air dryer of pulp, with an outstanding principal amount of R$21,205,450.87; and

•                  Agreement for Supply of Sodium Chlorate and Other Covenants No. 504701, entered into between EKA Chemicals do Brasil S.A. (“EKA”) and Ripasa S.A. Celulose e Papel (“Ripasa”) on July 4, 2001 concerning the lease of plant unit for the production of Chloride Dioxide by EKA to Ripasa, and also for the establishment of a deed of purchase of sodium chlorate between the parties, with an outstanding principal amount of eight hundred and fifty-one thousand, five hundred and sixty-eight reais and fifty-nine cents (US$851,568.59). On September 1, 2008, the agreement was amended for the purpose of succession, as from that date on, by CONPACEL in relation to all rights and obligations of Ripasa.

Exhibit 7.12. List of Intellectual Property Rights

A - TRADEMARKS IN BRAZIL

TRADEMARK	PROCEEDING No.	FORM OF PRESENTATION (IDEM)	CLASS	FILING DATE
COPIMAX	815444591	Word Mark	16/10	3/23/90
COPIMAX	825612772	Composite	NCL 16	7/22/03
COPIMAX O PAPEL ECOEFICIENTE	828680590	Composite	NCL 16	8/22/06
COPIMAX — ACESSO RESTRITO	827629010	Word Mark	NCL 16	8/9/05
COPIMAX ANTICÓPIA	827628986	Word Mark	NCL 16	8/9/05
COPIMAX CORPORATE	826168574	Word Mark	NCL 16	2/20/04
COPIMAX DIGITAL	823918351	Word Mark	NCL 16	11/13/01
COPIMAX EUCALIPTO	827925689	Word Mark	NCL 16	11/30/05
COPIMAX GRAPHICS	823397637	Word Mark	NCL 16	7/3/01
MAXCOTE	816908010	Word Mark	16/10,20	10/14/92
MAXCOTE SUPER AMIGO DA NATUREZA	827222416	Composite	NCL 16	3/10/05
MAXCOTE O AMIGUINHO DE CLASSE	817751530	Composite	16/10.20	0/29/1994
MAXCOTE	817849483	Composite	16/10.20	6/30/94
IMAGE ART	820456748	Word Mark	16/10.20.30	1/20/98
IMAGE MATE	820456756	Word Mark	16/10.20.30	1/20/98
IMAGE WEB	825280710	Word Mark	NCL 16	2/25/03
IMAGE PACK	821490664	Word Mark	NCL 16	7/12/99
IMAGE LABEL	825280729	Word Mark	NCL 16	2/25/03
IMAGE FIBRAS APARENTES	828904928	Word Mark	NCL 16	12/15/06
IMAGE FIBRAS NATURAIS	828904898	Word Mark	NCL 16	12/15/06

B - TRADEMARKS OVERSEAS

COUNTRIES	TRADEMARK	FORM OF PRESENTATION (IDEM)	APPLICATION	REGISTRATION
Germany	MAGNUM	Word Mark		39941814
Argentina	MAGNUM	Word Mark	2259738
Australia	MAGNUM	Word Mark		795377
Austria	MAGNUM	Word Mark		185318
Benelux	MAGNUM	Word Mark		0654481
Bolivia	MAGNUM	Word Mark		84008
China	MAGNUM	Word Mark	5203955
Colombia	MAGNUM	Word Mark		304225
South Korea	MAGNUM	Word Mark		613586
Ecuador	MAGNUM	Word Mark		28627
Spain	MAGNUM	Word Mark		2238825
United States*	MAGNUM	Word Mark		2369189
The Philippines	MAGNUM	Word Mark	04-2007-006390
Great Britain	MAGNUM	Word Mark		2249251
Hong-Kong	MAGNUM	Word Mark		04478
Italy	MAGNUM	Word Mark		00861821
Malaysia	MAGNUM	Word Mark		03012886
New Zealand	MAGNUM	Word Mark		310302
Paraguay	MAGNUM	Word Mark		226132
Peru	MAGNUM	Word Mark		57659
Portugal	MAGNUM	Word Mark		337389
Uruguay	MAGNUM	Word Mark		313172
Venezuela	MAGNUM	Word Mark	268489
Argentina	MAGNUM CART	Word Mark		1966587
Bolivia	MAGNUM CART	Word Mark		68391
Paraguay	MAGNUM CART	Word Mark		270563
Uruguay	MAGNUM CART	Word Mark		254888
Argentina	MAGNUM DIGITAL	Composite	2490127
United States*	MAGNUM DIGITAL*	Word Mark		3108742

Peru	MAGNUM DIGITAL	Word Mark	217452
Germany	MAGNUM DIGITAL SPEED BOX	Word Mark		303324430
United States*	MAGNUM DIGITAL SPEED BOX*	Word Mark	76/504972

* Trademarks licensed to Daiei.

Exhibit 7.14. — List of Instruments of Power of Attorney

GRANTEE(S)	POWERS

Walter Pugliano

Ad judicia power of attorney granted by Votorantim Celulose e Papel S.A., on February 20, 2009, for the handling of Case No. 94.00283365-2 in course at the 1st Federal Civil Court in São Paulo, which concerns an Ordinary Action for Refund of Undue Payment brought against the Federal Government.

Washington da Silva Vieira Sobrinho, Walter Pugliano, Bruno Burilli Santos, Wilson Cesar Muniz

Delegation of powers granted on June 7, 2010 for representation of Fibria Celulose S.A. before the respective Real Estate Registry Offices, Municipal Governments and National Institute for Colonization and Agrarian Reform (INCRA), for the purpose of registration, record and geographic measuring related to the transfer of ownership of rural properties proceeding described in the Minutes of the Special Shareholders Meeting of Fibria Celulose S.A. of August 29, 2008.

Walter Pugliano

Delegation of powers attached to the records of Case No. 2009.61.08001543-1 for representation of Votorantim Celulose e Papel S.A. in p course at the 1st Federal Court of Bauru, State of São Paulo, concerning the Class Action brought by José Carlos Bonfim et al.

Walter Pugliano

Delegation of powers attached to the records of Case No. 2009.61.15000729-6 for representation of Votorantim Celulose e Papel S.A. in course at the 2nd Federal Court of São Carlos, State of São Paulo, concerning Class Action brought by Fabiano Donizete Teixeira et al.

Exhibit 7.9. — List of Transferred Agreements

Item	Corporate Name — Contractor	Agreement No.	Nature (Type + Title)	Current term of effectiveness — Expiration
1	1001 IND DE ARTEFATOS DE BORRACHA LTDA	373565	Provision of Services - Analysis and Monitoring	06/06/11
2	A C KRESNER & CIA LTDA	506308	Agreement - Stores	01/31/12
3	A F O MONTAGEM INDL LTDA ME	506304	Provision of Services - Maintenance	Indefinite
4	A. MUNHOZ FLORESTAL	707809	Provision of Services - Forestry	10/31/11
5	A.D.A COMERCIO MANUTENÇÃO E MONTAGENS INDUSTRIAIS LTDA	529808	Provision of Services - Maintenance	07/31/11
6	ABB LTDA	506609	Provision of Services - Installation	03/17/11
7	ABB LTDA	404550	Provision of Services - Installation	05/31/11
8	ABB LTDA	520810	Provision of Services - Maintenance	09/10/11
9	ABCM INSTRUMENTAÇÃO ELETRONICA E SISTEMA	511109	Provision of Services - Instrumentation	03/14/11
10	ABS IND DE BOMBAS CENTRIFUGAS LTDA	500609	Provision of Services - Maintenance	08/04/11
11	AÇÃO INFORMÁTICA BRASIL LTDA	505509	Provision of Services - Information Technology	09/30/11
12	ACQUA BOOM ANÁLISES DE ÁGUA E EQUIPAMENTOS LTDA	703909	Provision of Services - Installation	04/19/11
13	ACQUA BOOM ANÁLISES DE ÁGUA E EQUIPAMENTOS LTDA	707504	Free lease - Equipment	08/26/11
14	ACQUABLAST TRATAMENTO DE SUPERFÍCIES LTDA	522307	Provision of Services - Technical Cleaning	07/06/11
15	ACQUABLAST TRATAMENTO DE SUPERFÍCIES LTDA	505809	Provision of Services - Technical Cleaning	07/19/11
16	ACTIVA DEMOLIDORA COM E SERVS LTDA	505106	Free lease - Area	04/07/11
17	ACTIVA DEMOLIDORA COM E SERVS LTDA	511804	Provision of Services - Civil Repair	08/04/11
18	ADC RIPASA S/A CELULOSE E PAPEL	509504	Free lease - Area	06/30/11

19	ADEMAR MARQUES PINHEIRO	517605	Purchase and Sale of Timber - Forest Promotion	12/29/13
20	AFFONSO DE CARVALHO TEIXEIRA	522106	Purchase and Sale of Timber - Forest Promotion	11/05/13
21	AGEMAQ ALINHAMENTO E GEOMETRIA DE MÁQUINAS LTDA	507410	Provision of Services - Maintenance	Indefinite
22	AGGREKO ENERGIA LOCAÇÃO DE GERADORES LTDA	516210	Lease - Equipment	Indefinite
23	AGNALDO RODRIGUES DA CRUZ - ME	531409	Provision of Services - Installation	12/03/11
24	AGRICOLA BELA VISTA LTDA	513806	Purchase and Sale of Timber - Forest Promotion	07/26/14
25	AGUIA SISTEMAS	516808	Provision of Services - Assembly in General	06/08/11
26	AIM7 COMERCIO E SERVIÇOS DE INFORMÁTICA LTDA - ME	529709	IT License - Information Technology	12/10/12
27	AIR PREHEATER EQUIPAMENTOS LTDA	530409	Provision of Services - Maintenance	11/16/11
28	AIR PRODUCTS BRASIL LTDA	502203	Supply - Timber/Products/Materials/Residues/Others	04/01/12
29	AIR PRODUCTS BRASIL LTDA.	209704	Provision of Services - Advisory	01/07/11
30	AIR PRODUCTS BRASIL LTDA.	524310	Lease - Equipment	03/08/11
31	AIR PRODUCTS BRASIL LTDA.	514910	Free lease - Equipment	06/30/11
32	AIR SYSTEMS ENGENHARIA LTDA	522706	Provision of Services - Maintenance	02/01/11
33	AKITA PINTURA E MANUTENÇÃO INDUSTRIAL LTDA	516110	Provision of Services - Maintenance	Indefinite
34	ALAERCIO JOSE PICCOLI	514706	Purchase and Sale of Timber - Forest Promotion	08/07/13
35	ALBANY INTERNATIONAL TECIDOS TECNICOS LT	421495	Provision of Services - Advisory	07/31/11
36	ALCATEC DEDETIZADORA E LIMPADORA LTDA	706909	Provision of Services - Technical Cleaning	08/31/11
37	ALEXANDRE MUNIZ BARRETO OTSUKA	515708	Purchase and Sale of Timber - Forest Promotion	05/31/15
38	ALEXANDRE QUINTAS DE CAMPOS	516905	Purchase and Sale of Timber - Forest Promotion	12/31/12
39	ALEXANDRE QUINTAS DE CAMPOS	516805	Purchase and Sale of Timber - Forest Promotion	12/31/13
40	ALPHA FOTOGRAFIAS & EVENTOS LTDA - ME	502010(*)	Provision of Services - Administrative Services	Indefinite
41	ALSCO TOALHEIRO BRASIL LTDA.	506905	Lease -Timber/Products/Materials/Residues/Others	06/05/11

42	ALSTOM BRASIL ENERGIA E TRANSPORTE LTDA	517710	Provision of Services - Maintenance	09/30/12
43	ALTERCON ENG EM AUTOMAÇÃO E SISTEMAS IND	504904	Provision of Services - Instrumentation	03/31/11
44	ALUMAQS ALUGUEL DE MAQS E VEÍCULOS LTDA	526708	Lease - Equipment	06/30/11
45	ALVARO AGUIAR ENG E CONSTRUÇÕES LTDA	513405	Provision of Services - Civil Construction	02/01/11
46	ALVES & BATISTA ALARMES - ME	707108	Lease - Equipment	06/30/11
47	ALVES & BATISTA ALARMES - ME	702607	Provision of Services - Administrative Services	08/28/11
48	ALZIRO APARECIDO LADEIRA	520308	Purchase and Sale of Timber - Forest Promotion	07/06/15
49	AMANCIO GOLINELLI JUNIOR	514805	Purchase and Sale of Timber - Forest Promotion	11/24/13
50	AMANCIO GOLINELLI JUNIOR	508906	Purchase of Timber Rights - Timber	01/14/20
51	AMANCIO GOLINELLI JUNIOR	705306	Rural Partnership - Rural Partnership	01/14/20
52	AMBITEC LTDA.	508909	Lease - Equipment	04/14/11
53	AMBITEC LTDA.	513306	Provision of Services - Logistics	07/21/11
54	AMBITEC LTDA.	523709	Free lease - Area	09/09/11
55	AMBITEC LTDA.	528809	Provision of Services - Logistics	11/19/11
56	AMBITEC LTDA.	701708	Free lease - Area	12/14/11
57	AMBITEC LTDA.	712607	Provision of Services - Composting	12/14/11
58	ÂMBITO HOMEM & AMBIENTE SERVIÇOS AMBIENTAIS LTDA	511207	Provision of Services - Consulting	02/15/11
59	ÂMBITO HOMEM & AMBIENTE SERVIÇOS AMBIENTAIS LTDA	519509	Provision of Services - Consulting	07/31/11
60	AMG ALUGUEL DE MAQUINAS EM GERAL LTDA	504609	Provision of Services - Equipment	03/05/11
61	ANA PAULA LEITE NOUER	708205	Rural Partnership - Rural Partnership	08/15/18
62	ANA RITA RODRIGUES DIAS	706305	Lease - Real Property	02/28/11
63	ANACLETO ENGENHARIA E CONSULTORIA RURAL LTDA	711307	Provision of Services - Georeferencing	07/31/11
64	ANALYTICAL SOLUTIONS S/A	511709	Provision of Services - Analysis and Monitoring	05/14/11
65	ANDRE LUIZ DA SILVA & CIA LTDA.	700497	Agreement - Pharmacy	Indefinite
66	ANDREIA APARECIDA CRUZ	701210	Provision of Services - Forestry	01/31/12

67	ANDRITZ BRASIL LTDA	420513	Provision of Services - Advisory	08/03/11
68	ANGELO SARTORI NETO	710707	Rural Partnership - Rural Partnership	08/31/22
69	ANHANGUERA EDUCACIONAL	501408	Agreement - Educational	Indefinite
70	ANNA LUCIA DE C. G. TABORDA	700007	Rural Partnership - Rural Partnership	01/01/22
71	ANNA LUCIA DE C. G. TABORDA	700107	Rural Partnership - Rural Partnership	01/01/22
72	ANTONIO AOCIVILDE MONTEBELLO	514605	Purchase and Sale of Timber - Forest Promotion	11/28/12
73	ANTONIO APARECIDO ALTOS	512510	Purchase and Sale of Timber - Forest Promotion	05/20/17
74	ANTONIO CARLOS ABORIHAM GONÇALVES	502409	Purchase and Sale of Timber - Forest Promotion	02/05/16
75	ANTONIO CARLOS BOTELHO SOUZA ARANHA	520707	Purchase and Sale of Timber - Forest Promotion	06/03/15
76	ANTONIO JESUS CALEGARI	514406	Purchase and Sale of Timber - Forest Promotion	08/03/14
77	ANTONIO LUIZ CICOLIN	509505	Purchase and Sale of Timber - Forest Promotion	08/31/12
78	ANTONIO NICOLETI	506103	Purchase of Timber Rights - Timber	11/07/16
79	ANTONIO NICOLETI	705502	Rural Partnership - Rural Partnership	11/07/16
80	ANTONIO WILSON PALU	517304	Purchase of Timber Rights - Timber	01/14/19
31	ANTONIO WILSON PALU	705204	Rural Partnership - Rural Partnership	01/14/19
82	APICE SISTEMAS DE ENERGIA LTDA	512504	Provision of Services - Maintenance	08/04/11
83	APLIQUIM EQUIPS E PRODS QUIMICOS LTDA	503406	Provision of Services - Decontamination of Light Bulbs	03/31/11
84	APOLO LOCACOES E TRANSPORTADORA LTDA	503410	Provision of Services - Logistics	02/14/11
85	APOLO LOCACOES E TRANSPORTADORA LTDA	534807	Provision of Services - Technical Removal	02/14/11
86	APOLO LOCACOES E TRANSPORTADORA LTDA	513510	Provision of Services - Logistics	06/27/11
87	APOLO LOCACOES E TRANSPORTADORA LTDA	531707	Provision of Services - Technical Removal	09/30/11
88	APPARECIDAANNA FABIANO ARCOS	520710	Purchase and Sale of Timber - Forest Promotion	09/08/17
89	APS COMPONENTES ELÉTRICOS LTDA	517909	Provision of Services - Maintenance	08/02/11
90	APTA SERVIÇOS EM INFORMÁTICA LTDA - EPP	516310	Provision of Services - Maintenance	Indefinite
91	AQUARIUM ORNAMENTOS LTDA ME	515810	Provision of Services - Maintenance	07/04/11
92	ARCHIVUM COMERCIAL LTDA	503508	Provision of Services — Filing	01/31/12
93	ARCTEST - SERVIÇOS TEC. DE INSPEÇAO E MANUTENÇAO INDUSTRIAL LTDA	527208	Provision of Services - Technical Inspection	06/30/11

94	ARIOVALDO ROCHITTE	513604	Purchase of Timber Rights - Timber	09/30/11
95	ARIOVALDO ROCHITTE	704404	Rural Partnership - Rural Partnership	09/30/11
96	ARIOVALDO SEBASTIÃO FABIANO	531008	Purchase and Sale of Timber - Forest Promotion	09/08/15
97	ARLEY BORTOLETTO JUNIOR	516906	Purchase and Sale of Timber - Forest Promotion	09/13/14
98	ARLINDO JOSE DIAS PACHECO	504905	Purchase of Timber Rights - Timber	05/09/19
99	ARLINDO JOSE DIAS PACHECO	707705	Rural Partnership - Rural Partnership	05/09/19
100	ARLINDO JOSE DIAS PACHECO	710510	Rural Partnership - Rural Partnership	06/30/26
101	ARMANDOAPARECIDOTOMAZIM	700210	Free lease — Area	01/06/12
102	ARNON PIMENTA DOS REIS	200805	Provision of Services - Administrative Services	05/04/11
103	AROLDO FUGANTI	509608	Purchase and Sale of Timber - Forest Promotion	03/30/15
104	AROLDO FUGANTI	707909	Rural Partnership - Rural Partnership	12/31/23
105	ARQ-PAR	705309 (*)	Provision of Services - Georeferencing	Indefinite
106	ART STUDIO COMUNICACAO VISUAL LTDA EPP	520008	Provision of Services - Installation	06/30/11
107	ARVUS TECNOLOGIA S/A	710310	Lease - Lease coupled with services	07/02/11
108	ASAPIR PRODUÇÃO FLORESTAL E COMERCIO LTDA	528209	Free lease - Real Property	Indefinite
109	ASHLAND - ESPECIALIDADES QUIMICAS LTDA.	202813	Provision of Services - Advisory	12/31/11
110	ASMONT ASSESS SUPERVISAO SERVS E COM LTD	505405	Provision of Services - Maintenance	03/17/11
111	ASSOCIAÇÃO CAMPINEIRA DE ENSINO SUPERIOR E CULTURA - ACESC	540008	Agreement - Educational	12/31/11
112	ASSOCIAÇAO CAMPINEIRA DE ENSINO SUPERIOR E CULTURA - ACESC (lESA)	532709	Agreement - Educational	10/01/11
113	ASSOCIAÇÃO EDUCACIONAL AMERICANENSE	503809	Agreement - Educational	Indefinite
114	ASSOCIAÇÃO JAGUARIAIVENSE DE ENSINO E CULTURA S/C LTDA	517409	Agreement - Educational	Indefinite
115	ATE TRANSMISSORA DE ENERGIA SA.	710705	Release - Release	04/04/15
116	ATE TRANSMISSORA DE ENERGIA SA.	707604	Constitution of Easement - Easement	Indefinite
117	ATLAS COPCO BRASIL LTDA	518809	Lease - Equipment	08/09/11

118	ATMOSFERA GESTÃO E HIGIENIZAÇÃO DE TEXTEIS S/A	523310	Lease - Lease	12/11/11
119	AUDAZ COMUNICACAO E DESIGN LTDA	502606	Provision of Services - Marketing and Communications	01/12/12
120	AUDIOLOGICO LAB CALIBRACAO E MANUT LTDA	505010	Provision of Services - Maintenance	Indefinite
121	AUGE COMERCIO DE REVESTIMENTOS PARA PISOS LTDA - EPP	522710	Provision of Services - Coating Application	Indefinite
122	AUREO DELBONI - EPP	706506	Provision of Services - Analysis	05/31/11
123	AUTO LOCADORA VECTOR LTDA	520709	Rental - Vehicles	08/19/11
124	AUTO LOCADORA VECTOR LTDA	707610	Rental - Vehicles	02/09/12
125	AUTO POSTO LENHADOR LTDA	503193	Agreement - Fuel	Indefinite
126	AUTOMAX AUTOMACAO INTEGRADA, IMP E EXP LTDA	512910	Provision of Services - Maintenance	Indefinite
127	AVANZI COMÉRCIO E CONSULTORIA EM COMUNICAÇÃO LTDA - EPP	532909	Provision of Services - Telecommunications	12/21/11
128	AVÍCOLA PAULISTA LTDA	502507	Purchase and Sale of Timber - Forest Promotion	01/17/14
129	AVÍCOLA PAULISTA LTDA	502807	Purchase and Sale of Timber - Forest Promotion	01/17/15
130	BEKAERT DO BRASIL LTDA	526408	Provision of Services - Maintenance	06/30/11
131	BELTING SERVICES EMENDAS COLOCAÇAO E REPAROS DE CORREIAS LTDA	525308	Provision of Services - Civil Repair	06/30/11
132	BETIM QUIMICA LTDA.	500210	Provision of Services - Maintenance	12/30/11
133	BETO-MONT JUNDIAÍ LTDA	522309	Provision of Services - Maintenance	08/31/11
134	BFTECH - TECNOLOGIA AMBIENTAL LTDA	527207	Provision of Services - Equipment	08/04/11
135	BIELOMATIK DO BRASIL - COMERCIO DE MÁQUINAS E SERVIÇOS LTDA	504410	Provision of Services - Maintenance	Indefinite
136	BIOAGRI AMBIENTAL LTDA.	538807	Provision of Services - Analysis	03/24/11
137	BIOCAM EQUIP MEDICO HOSPITALAR LTDA	517209	Provision of Services - Maintenance	07/28/11
138	BIOLAND INDÚSTRIA E COMÈRCIO DE COMPOSTO ORGÂNICO LTDA - EPP	502110	Donation - Timber/Products/Materials/Residues/Others	01/31/12

139	BKAYTECH INSTRUMENTACAO, ELET.,PROJ & AU	526906	Provision of Services - Instrumentation	05/06/11
140	BORGES & KATAYAMA CONSULT E REPRESENTACÃO	523506	Provision of Services - Advisory	02/01/11
141	BRAIN TRUST SERVIÇOS ELETROELETRÔNICOS LTDA	521308	Provision of Services - Maintenance	07/15/11
142	BRAPENTA ELETRONICA LTDA	502509	Provision of Services - Maintenance	02/08/11
143	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	508107	Provision of Services - Equipment	02/28/11
144	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	506704	Free lease - Area	04/30/11
145	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	510809	Provision of Services - Cleaning and Conservation	05/09/11
146	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	514309	Provision of Services - Cleaning and Conservation	06/30/11
147	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	513809	Provision of Services - Cleaning and Conservation	07/14/11
148	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	500606 (j	Provision of Services - Logistics	Indefinite
149	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	500706 (*)	Provision of Services — Waste Paper Bailing	Indefinite
150	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	508305 (*)	Provision of Services - Cleaning and Conservation	Indefinite
151	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	516509(9	Provision of Services - Cleaning and Conservation	Indefinite
152	BRASANITAS EMPRESA BRASILEIRA DE SANEAME	705706(9	Provision of Services - Cleaning and Conservation	Indefinite
153	BRASEQ BRASILEIRA DE EQUIPS LTDA	503107	Provision of Services - Analysis and Monitoring	05/06/11
154	BRASITEST LTDA	515910	Provision of Services - Maintenance	Indefinite
155	BRASTRAFO DO BRASIL LTDA	206306	Provision of Services - Maintenance	05/02/11
156	BRAZ ANTONINHO PRENHACA	708705	Provision of Services - Forest Exploitation	09/30/11
157	BRAZÃO LUBRIFICANTES LTDA	525209	Purchase and Sale - Timber/Products/Materials/Residues/Others	09/30/11
158	BRÍDIDA CESARE ULIANA	708005	Rural Partnership - Rural Partnership	12/05/18

159	BRÍDIDA CESARE ULIANA	502005	Purchase of Timber Rights - Timber	08/04/19
160	BTM ELETROMECANICA LTDA	522609	Provision of Services - Maintenance	08/31/11
161	BTM SERVICE INDUSTRIA E COMÉRCIO LTDA	518610		Indefinite
162	BTMEC INDÚSTRIA E COMÉRCIO LTDA	523109	Provision of Services - Maintenance	08/31/11
163	BUCKMAN LABORATORIOS LTDA	507506	Free lease - Equipment	12/31/11
164	BUREAU VERITAS DO BRASIL SOC CLAS E CERT	523510	Provision of Services - Audit	09/23/13
165	BUSINESS INSTITUTE DE CAMPINAS S/C LTDA	504409	Agreement - Educational	03/02/12
166	C & M CONSULTORIA E ASSESSORIA EM SEGURANÇA DO TRABALHO S/C LTDA	517410	Provision of Services - Advisory	07/31/11
167	C B TI CIA BRASILEIRA TECNOLOGIA INDL	513509	Provision of Services - Maintenance	07/04/11
168	CC. LAWRIE COMÉRCIO E PARTICIPAÇÕES LTDA	517606	Purchase and Sale of Timber - Forest Promotion	01/17/15
169	C.C.I CENTRO CONTROLE E INSPECAO LTDA ME	203906	Provision of Services - Technical Inspection	07/06/11
170	CADES REPRESET. COM. AUTOM. E DESENV. SI	506007	Provision of Services - Maintenance	Indefinite
171	CAIXA ECONÔMICA FEDERAL	530708	Agreement - Agreement	09/01/11
172	CAIXA ECONÔMICA FEDERAL	706206	Provision of Services - Administrative Services	Indefinite
173	CALCULUM ENG DE PROJETOS LTDA	524009	Provision of Services - Engineering	09/09/11
174	CAMARA DE COMERCIALIZAÇÃO DE ENERGIA ELÉTRICA - CCEE	506509	IT License - Information Technology	08/27/13
175	CARGILL AGRICOLA S.A.	217438	Provision of Services - Advisory	12/13/11
176	CARLOS ROBERTO GONÇALVES	706106	Lease - Real Property	06/11/11
177	CASA BELLA DECORACOES IND E COM CONF LT	523810	Provision of Services - Installation	Indefinite
178	CASA DA FLORESTA ASSESS AMBIENTAL LTDA	706710	Provision of Services - Analysis and Monitoring	04/30/11
179	CCK AUTOMAÇÃO LTDA	505109	Provision of Services - Installation	10/03/11
180	CCM - SISTEMA INTEGRADO DE ENSINO LTDA	509210	Agreement - Educational	03/31/11
181	CCM - SISTEMA INTEGRADO DE ENSINO LTDA	513009	Agreement - Educational	05/31/11
182	CEFER - COMÉRCIO E TRANSPORTES LTDA - ME	704210	Provision of Services - Forestry	05/31/11
183	CEFI MANUT E REPARACAO DE MAQS LTDA.	521610	Provision of Services - Maintenance	01/31/11
184	CEFI MAN UT E REPARACAO DE MAQS LTDA.	519408	Provision of Services - Maintenance	06/24/11
185	CELINA PRADO DO AMARAL BARRIOS - ME	710210	Purchase and Sale - Timber	03/05/11

186	CELSO ALVES	530607	Purchase and Sale of Timber - Forest Promotion	08/16/14
187	CELSO ANTONIO GIGLIO	511405	Purchase of Timber Rights - Timber	07/14/19
188	CELSO ANTONIO GIGLIO	714805	Rural Partnership - Rural Partnership	07/14/19
189	CELSO ANTONIO GIGLIO	507405	Purchase of Timber Rights - Timber	07/15/19
190	CELSO ANTONIO GIGLIO	712805	Rural Partnership - Rural Partnership	07/15/19
191	CELSO DE SOUZA LEITE NETO	702703	Rural Partnership - Rural Partnership	02/28/17
192	CELSO PIAGENTINI CRUZ	701309	Free lease - Area	12/14/11
193	CENTRO DE INTEGRAÇÃO EMPRESA ESCOLA	532108	Agreement - Educational	Indefinite
194	CENTROPROJEKT DO BRASIL S/A	502309	Provision of Services - Equipment	03/31/11
195	CESAR MENDES DE LIMA	701209	Free lease - Area	12/14/11
196	CESARI EMPRESA MULTIMODAL DE MOV DE MATL	500810	Provision of Services - Logistics	01/14/12
197	CESARIO BIANCHI FILHO	500809	Purchase and Sale - Forest Promotion	01/18/16
198	CESARIO BIANCHI FILHO	507303	Purchase of Timber Rights - Timber	10/01/17
199	CESARIO BIANCHI FILHO	703903	Rural Partnership - Rural Partnership	10/01/17
200	CETESB COMPANHIA DE TECNOL DE SANEAMENTO	532307	Provision of Services - Maintenance	05/31/11
201	CGM ENGENHARIA E INSPEÇÃO LTDA	512610	Provision of Services - Technical Inspection	06/19/11
202	CGMP - CENTRO DE GESTÃO DE MEIOS DE PAGAMENTO SÃ.	506508	Adhesion - Administrative Services	Indefinite
203	CGMP - CENTRO DE GESTÃO DE MEIOS DE PAGAMENTO S.A.	701908	Adhesion - Administrative Services	Indefinite
204	CHALU IMÓVEIS LTDA	705106	Lease - Real Property	05/02/11
205	CHD IND COM E SERVS DE MANUT EM VALVULAS	200906	Provision of Services - Maintenance	07/06/11
206	CHEMTECH SERVIÇOS DE ENGENHARIA E SOFTWARE LTDA	400006 (*)	Provision of Services - Information Technology	Indefinite
207	CHESCO DO BRASIL LTDA	511410	Provision of Services - Maintenance	04/30/11
208	CHESCO DO BRASIL LTDA	513710	Provision of Services - Maintenance	Indefinite
209	CHRISTIANO CESAR DIBBERN GRAF	519008	Purchase and Sale of Timber - Forest Promotion	06/17/17

210	CINCOR-CENTRO DE INVESTIGACAO DO CORACAO	502304	Provision of Services - Occupational Medicine	01/31/12
211	CINE CLUBE WAGNER DE OLIVEIRA	510810	Provision of Services - Social Projects	02/16/11
212	CISA TRADING LTDA	503302	Provision of Services - Advisory	Indefinite
213	CLARIANT S.A	510306	Free lease - Equipment	07/31/11
214	CLAUDINEI APARECIDO MARCHI AMERICANA - ME	511210	Provision of Services - Installation	Indefinite
215	CLEAN MATIC -LIMPEZA INDUSTRIAL LTDA	505607	Provision of Services - Technical Cleaning	08/04/11
216	CLEANSISTEM PRODUTOS E SERVIÇOS PROFISSIONAIS LTDA	520610	Provision of Services - Installation	Indefinite
217	CLYDE BERGEMANN DO BRASIL LTDA	527708	Provision of Services - Maintenance	06/30/11
218	CLYDE BERGEMANN DO BRASIL LTDA	500310	Provision of Services - Maintenance	12/31/11
214	CLAUDINEI APARECIDO MARCHI AMERICANA - ME	511210	Provision of Services - Installation	Indefinite
215	CLEAN MATIC -LIMPEZA INDUSTRIAL LTDA	505607	Provision of Services - Technical Cleaning	08/04/11
216	CLEANSISTEM PRODUTOS E SERVIÇOS PROFISSIONAIS LTDA	520610	Provision of Services - Installation	Indefinite
217	CLYDE BERGEMANN DO BRASIL LTDA	527708	Provision of Services - Maintenance	06/30/11
218	CLYDE BERGEMANN DO BRASIL LTDA	500310	Provision of Services - Maintenance	12/31/11
219	CM COMANDOS LINEARES LTDA	502710	Provision of Services - Maintenance	06/24/11
220	CMK GLOBAL SERVICE EQUIPAMENTOS INDUSTRIAIS LTDA	523410	Provision of Services - Project and Field Engineering Services	03/16/11
221	COENERGY COMERCIALIZADORA DE ENERGIA LTDA	516010	Purchase and Sale - Power	12/31/12
222	COLÉGIO CEZANNE LTDA - ME	503609	Agreement - Educational	Indefinite
223	COLÉGIO EDUCACIONAL DE NOVA ODESSA LTDA EPP	535408	Agreement - Educational	10/27/11
224	COLÉGIO FLORESTAL ESTADUAL PRESIDENTE COSTA E SILVA ENSINO MÉDIO E PROFISSIONAL	706906	Agreement - Educational	Indefinite

225	COLLOR’S TRAMPO CONSTRUÇÕES LTDA - ME	702710	Provision of Services - Civil Repair	Indefinite
226	COM E TRANSPORTES DE MADEIRAS PARANAENSE	704510	Provision of Services - Forest Exploitation	07/15/11
227	COMERCIAL BIGATON LTDA	522510	Purchase and Sale of Timber - Forest Promotion	06/03/15
228	COMERCIAL MACELPÁ LTDA	527809	Provision of Services - Maintenance	10/21/11
229	COMÉRCIO E PINTURAS R.M. RODRIGUES LTDA - ME	525409	Provision of Services - Maintenance	09/13/11
230	COML MONCAT LTDA EPP	525306	Provision of Services - Assembly in General	05/13/11
231	COML RICHETTI & QUEIROZ LTDA ME	524410	Supply - Food Products	01/31/12
232	COMPANHIA DE GAS DE SAO PAULO COMGAS	513804	Supply - Timber/Products/Materials/Residues/Others	07/31/15
233	COMPANHIA PAULISTA DE FORCA E LUZ	505703	Supply - Power	07/31/11
234	COMPANHIA PAULISTA DE FORCA E LUZ	505803	Supply - Power	07/31/11
235	COMPRINT INDÚSTRIA E COMERCIO DE MATERIAIS GRAFICOS LTDA	516209	Provision of Services - Advisory	07/19/11
236	CONAUT CONTROLES AUTOMATICOS LTDA	505110	Provision of Services - Maintenance	Indefinite
237	CONCREMAT	512809	Provision of Services - Advisory	05/31/11
238	CONFORTO ENGENHARIA AMBIENTAL LTDA	521110	Provision of Services - Maintenance	Indefinite
239	CONSTEL TELECOM SISTEMAS DE EQUIPAMENTOS DE COMUNICAÇÃO LTDA - ME	705209	Provision of Services - Maintenance	06/22/11
240	CONSTRUFORTE ENG E COM LTDA	511404	Provision of Services - Civil Repair	08/04/11
241	CONSTRUTORA SER LTDA	516610	Provision of Services - Civil Repair	Indefinite
242	CONTECH PRODS BIODEGRADAVEIS LTDA	503506	Free lease - Equipment	08/31/11
243	CONTREX SERVIÇOS LTDA	519108	Provision of Services - Assembly in General	07/31/11
244	CONTREX SERVIÇOS LTDA	527507	Provision of Services - Assembly in General	Indefinite
245	COOPERATIVA AGRO-INDUSTRIAL HOLAMBRA	536107	Purchase and Sale of Timber - Forest Promotion	10/03/14
246	CORNELIS GERARDHUS HENDRIKUS VAN DE GROES	536407	Purchase and Sale of Timber - Forest Promotion	10/01/15
247	COSAN S/A INDÚSTRIA E COMÉRCIO LTDA	708410	Free lease - Free Assignment to Use of Area	09/30/11

248	CPFL SERVICOS EQUIPAMENTOS INDUSTRIA E COMERCIO S/A	505909	Provision of Services - Administrative Services	12/31/11
249	CRISTINA HELENA DA SILVA SANTOS ME	506503	Agreement — Pharmacy	Indefinite
250	CRONOSNET COM E SERVS EM INFORMATICA LTD	503310	Provision of Services - Information Technology	02/28/11
251	CSC COMERCIO E SERVICOS CASTELO LTDA.	700710 (*)	Provision of Services - Forest Roads	Indefinite
252	CTEEP - COMPANHIA DE TRANSMISSAO DE ENERGIA ELÉTRICA PAULISTA	704703	Constitution of Easement - Easement	Indefinite
253	CTM - CENTRO TÉCNICO DE MANUTENÇÃO LTDA	517007	Provision of Services - Maintenance	05/13/11
254	CUNHA BRAGA COML E CONSTRUTORA LTDA	514810	Partial Turnkey Agreement - Civil Construction	02/28/11
255	CYKLOP DO BRASIL EMBALAGENS S.A.	525507	Provision of Services - Maintenance	08/04/11
256	D & A MOVEIS E EQUIPAMENTOS LTDA - ME	531408	Provision of Services - Assembly in General	08/04/11
257	DAG QUIMICA IND COM E REPRESENTACOES LTD	436038	Provision of Services - Technical Cleaning	07/25/11
258	DAIRO APARECIDO DE SOUZA	534408	Purchase and Sale of Timber - Forest Promotion	10/12/16
259	DAMASCO PENNA ENGENHEIROS ASSOCIADOS LTDA - EPP	527509	Provision of Services - Maintenance	10/18/11
260	DAMATEC CORREIAS INDIS LTDA	513004	Provision of Services - Maintenance	08/04/11
261	DAMS MONTAGENS, LOCAÇOES E SERVIÇOS DE ANDAIMES LTDA- ME	522110	Provision of Services - Assembly in General	01/09/11
262	DAMS MONTAGENS, LOCAÇÕES E SERVIÇOS DE ANDAIMES LTDA - ME	518509	Provision of Services - Assembly in General	08/05/11
263	DANIEL FELTRIN BALAN	520108	Purchase and Sale of Timber - Forest Promotion	07/02/16
264	DAP DIGITALFILE TECNOLOGIA EM DOCUMENTOS LTDA - ME	514310	Provision of Services - Services related to the Reorganization of Technical Documents	01/22/11
265	DARCY FLAVIO NOUER	705604	Rural Partnership - Rural Partnership	08/15/18
266	DARCY FLAVIO NOUER	705804	Rural Partnership - Rural Partnership	08/15/18
267	DARCY FLAVIO NOUER	705904	Rural Partnership - Rural Partnership	08/15/18
268	DARCY FLAVIO NOUER	701907	Rural Partnership - Rural Partnership	04/30/21
269	DARCY FLAVIO NOUER	701207	Rural Partnership - Rural Partnership	05/01/21
270	DARCY FLAVIO NOUER	701307	Rural Partnership - Rural Partnership	05/01/21

271	DARCY FLAVIO NOUER	701407	Rural Partnership - Rural Partnership	05/01/21
272	DARCY FLAVIO NOUER	701507	Rural Partnership - Rural Partnership	05/01/21
273	DARCY FLAVIO NOUER	701607	Rural Partnership - Rural Partnership	05/01/21
274	DARCY FLAVIO NOUER	701707	Rural Partnership - Rural Partnership	05/01/21
275	DBTEC INDÚSTRIA E COMÉRCIO DE MATERIAIS ELÉTRICOS E ELETRÔNICOS LTDA	508810	Provision of Services - Maintenance	Indefinite
276	DDLIMP AMERICANA SERVS LTDA	511006	Provision of Services - Technical Cleaning	05/06/11
277	DEC SOLUTION INFORMATICA LTDA	511309	Provision of Services - Maintenance	05/14/11
278	DECORACOES SEGATTO LTDA ME.	545307	Provision of Services - Maintenance	02/01/11
279	DELL COMPUTADORES DO BRASIL LTDA	532708	Provision of Services - Information Technology	12/20/11
280	DELL COMPUTADORES DO BRASIL LTDA	518410	Provision of Services - Information Technology	08/22/12
281	DEMAG CRANES & COMPONENTES LTDA	516809	Provision of Services - Maintenance	08/31/11
282	DEMUTH MAQS INDS LTDA	531309	Provision of Services - Equipment	02/04/11
283	DENISE MONEIRO PADULA	512906	Purchase and Sale of Timber - Forest Promotion	07/27/13
284	DENSITEL TRANSFORMADORES LTDA	525006	Provision of Services - Maintenance	02/01/11
285	DERAPAR CONSTRUÇÕES E PARTICIPAÇÕES LTDA	511510	Purchase and Sale of Timber - Forest Promotion	02/05/17
286	DESINTUPIDORA DES TOP HIDRÁULICA E ELÉTRICA LTDA ME	205906	Provision of Services - Administrative Services	05/02/11
287	DESTRA SERVIÇOS EM GESTÃO DE CONTRATOS LTDA	505409	Provision of Services - Administrative Services	03/19/11
288	DESTRA SERVIÇOS EM GESTÃO DE CONTRATOS LTDA	509009	Provision of Services - Administrative Services	04/30/11
289	DESTRA SERVIÇOS EM GESTÃO DE CONTRATOS LTDA	509109	Provision of Services - Administrative Services	04/30/11
290	DIMAS VAZ LORENZATO	509806	Purchase and Sale of Timber - Forest Promotion	06/11/13
291	DIMENSIONAL EQUIPS ELETRS LTDA	531307	Provision of Services - Maintenance	08/04/11
292	DINAEL CARVALHO	708207	Rural Partnership - Rural Partnership	06/29/19
293	DIVA PESSOTTI ASSUMPÇÃO	506410	Purchase and Sale of Timber - Forest Promotion	03/03/17
294	DIVER SANTOS - COM E SERVS SUBAQUATICOS	205006	Provision of Services - Maintenance	05/02/11

295	DIVERSIDADE EDITORA E COMÉRCIO LTDA	522507	Provision of Services - Educational	09/30/11
296	DOMINGOS CRUZ FILHO	514705	Purchase and Sale of Timber - Forest Promotion	11/28/12
297	DOW BRASIL SUDESTE INDUSTRIAL LTDA	506506	Supply - Timber/Products/Materials/Residues/Others	02/28/12
298	DROGA 30 LTDA	506702	Agreement - Pharmacy	Indefinite
299	DROGA VEN LTDA	707008	Agreement - Pharmacy	08/14/11
300	DROGAL FARMACEUTICA LTDA	521509	Agreement - Pharmacy	08/31/11
301	DROGAL FARMACEUTICA LTDA	707801	Agreement - Pharmacy	Indefinite
302	DROGARIA GREGIANA LTDA	5214790	Agreement - Pharmacy	04/30/11
303	DROGARIA PRATA II LTDA EPP	5221990	Agreement - Pharmacy	06/15/11
304	DRYLIMP ESTÉTICA AUTOMOTIVA LTDA - ME	512810	Provision of Services — Washing of Vehicles	04/23/11
305	DSI - Dutch Starches International do Brasil Amidos LTDA	363886	Provision of Services - Advisory	11/29/11
306	DUKE ENERGY INTERNATIONAL, GERACAO PARAN	521910	Purchase and Sale - Power	12/31/15
307	DULY COM E SERVS EM SISTEMAS DE SEGURANC	703310	Provision of Services - Maintenance	04/12/11
308	DULY COM E SERVS EM SISTEMAS DE SEGURANC	516409	Provision of Services - Maintenance	07/21/11
309	DULY COM E SERVS EM SISTEMAS DE SEGURANC	522210	Provision of Services - Maintenance	10/17/11
310	DURAFLORA S.A.	705107	Exchange - Timber/Products/Materials/Residues/Others	12/31/15
311	DV RENTAL ADMINISTRAÇÃO E PARTICIPAÇÕES LTDA - ME	514510	Purchase and Sale of Timber - Forest Promotion	06/20/18
312	DWG MONTAGEM E MANUTENCAO DE MAQUINAS LTDA EPP	521510	Provision of Services - Maintenance	Indefinite
313	E AS DESCASCAMENTO DE MADEIRA SC LTDA	705808	Provision of Services - Forest Exploitation	05/31/11
314	E AS DESCASCAMENTO DE MADEIRA SC LTDA	700805	Provision of Services - Forest Exploitation	11/01/11
315	E. PITTONI MANUTENCAO INDUSTRIAL - EPP.	506109	Provision of Services - Installation	03/17/11
316	E. PITTONI MANUTENCAO INDUSTRIAL - EPP.	510110	Provision of Services - Maintenance	Indefinite
317	EAGLEBURGMANN DO BRASIL VED.INDUSTRIAIS	518906	Provision of Services - Maintenance	02/01/11
318	ECO COMERCIO DE PEÇAS E SERVIÇOS LTDA - ME	703809	Provision of Services - Maintenance	04/19/11

319	ECOTEC TECNOL ECOLOGICA LTDA	508510	Lease - Eco-friendly Toilets	03/31/11
320	ECOTEC TECNOL ECOLOGICA LTDA	704010	Lease - Lease coupled with services	05/09/11
321	ECOTEC TECNOL ECOLOGICA LTDA	521109	Provision of Services - Cleaning and Conservation	08/17/11
322	EDITORA Z LTDA	502508 (*)	Provision of Services - Marketing and Communications	Indefinite
323	EDSON CAGNIN	517106	Purchase and Sale of Timber - Forest Promotion	09/17/14
324	EDSON DIONIZIO	704110	Provision of Services - Processing and Analysis	05/31/11
325	EDSON REMO GARCIA	700010	Free lease - Area	01/05/12
326	EDUARDO CELSO MONTEIRO	514410	Purchase and Sale of Timber - Forest Promotion	06/20/17
327	EDUARDO MANCINI - ME	708609	Supply - Food Products	09/30/11
328	EFICIENTE SOLUÇÕES FLORESTAIS LTDA	703210	Provision of Services - Advisory	04/09/11
329	EGIDIO WITZEL	501509	Purchase and Sale of Timber - Forest Promotion	02/01/16
330	EGP CONSULTORES ASSOCIADOS LTDA	513309 (*)	Provision of Services - Advisory	Indefinite
331	EF-IMS ASSESS E NEGOCIOS LTDA	514304	Provision of Services - Equipment	05/12/11
332	EXA CHEMICALS DO BRASIL S.A.	504701	Supply - Timber/Products/Materials/Residues/Others	07/03/11
333	EKA CHEMICALS DO BRASIL S.A.	521609	Free lease - Equipment	08/31/11
334	ELCIO APARECIDO DE FREITAS - ME	510507	Provision of Services - Installation	05/06/11
335	ELECTROMAGNETIC ENGINEERING DO BRASIL LTDA	522810	Provision of Services - Installation	Indefinite
336	ELEKTRO COMERCIALIZADORA DE ENERGIA LTDA	516510	Purchase and Sale - Power	12/31/12
337	ELEKTRO ELETRICIDADE E SERVS 3/A	514010	Supply - Power	08/30/11
338	ELEKTRO ELETRICIDADE E SERVS 3/A	541807	Supply - Power	12/02/11
339	ELEKTRO ELETRICIDADE E SERVS 3/A	515203	Supply - Power	01/05/12
340	ELEKTRO ELETRICIDADE E SERVS S/A	515303	Supply - Power	01/05/12
341	ELEKTRO ELETRICIDADE E SERVS S/A	516510	Purchase and Sale - Power	12/31/12
342	ELEKTRO ELETRICIDADE E SERVS S/A	5222290	Provision of Services - Power	Indefinite

343	ELETRO BUSCARIOLI LTDA	200705	Provision of Services - Equipment	07/03/11
344	ELETRONICA MENDONCA ARARAQUARA LTDA - EP	702709	Provision of Services - Maintenance	03/31/11
4Q	ELETROSERVICE COMERCIO LTDA	529708	Lease - Equipment	06/30/11
346	ELEVADA COMÉRCIO DE MADEIRAS LTDA - ME	520609	Provision of Services - Installation	08/17/11
347	ELEVADORES ATLAS SCHINDLER S/A.	522709	Provision of Services - Maintenance	03/31/11
348	ELZA MARILEI PAMELA FABIANO	503008	Purchase and Sale of Timber - Forest Promotion	02/01/15
349	EMA MORI TRANSPORTES LTDA	500710	Provision of Services - Logistics	01/14/12
350	EMBALATEC INDL LTDA	503810	Supply - Timber/Products/Materials/Residues/Others	01/01/13
351	EMBRAC - EMPRESA BRASILEIRA DE CARGAS LTDA.	500910 (j	Provision of Services - Logistics	Indefinite
352	EMC COMPUTER SYSTEMS BRASIL LTDA	505908	Provision of Services - Information Technology	01/24/11
353	EMC COMPUTER SYSTEMS BRASIL LTDA	506108	Provision of Services - Information Technology	01/24/11
354	EMERSON PROCESS MANAGEMENT LTDA	518607	Provision of Services - Installation	Indefinite
355	EMPRESA BRASILEIRA DE CORREIOS E TELEGRAFOS	519910	Provision of Services - Administrative Services	07/18/11
356	EMPRESA BRASILEIRA DE TECNOLOGIA E ADMINISTRAÇÃO DE CONVENIOS HOM LTDA	532808	Provision of Services - Administrative Services	09/12/11
357	EMPRESA BRASILEIRA DE TECNOLOGIA E ADMINISTRAÇÃO DE CONVËNIOS HOM LTDA	708908	Provision of Services - Administrative Services	09/12/11
358	EMPRESA BRASILEIRA DE TELECOM S.A. EMBRAT	537908	Provision of Services - Telecommunications	12/10/11
359	EMPRESA BRASILEIRA DE TELECOM S.A.EMBRAT	538208	Provision of Services - Telecommunications	12/10/11
360	EMPRESA BRASILEIRA DE TELECOM S.A.EMBRAT	504110	Provision of Services - Information Technology	01/31/12
361	EMPRESA BRASILEIRA DE TELECOM S.A. EMBRAT	538308	Provision of Services - Information Technology	Indefinite
362	EMPRESA BRASILEIRA ENG. TEC. COM. EQUIP. DE AUTOMACAO LTDA.	209006	Provision of Services - Maintenance	06/30/11
363	EMPRESA EDITORA JORNAL DE ESPORTES	502808 (*)	Provision of Services - Marketing and Communications	Indefinite

364	EMPRESA EDITORA O LIBERAL LTDA	502708 (*)	Provision of Services - Marketing and Communications	Indefinite
365	EMPRESA EDITORA VZ LTDA	501908 (*)	Provision of Services - Marketing and Communications	Indefinite
366	ENERGÉTICAS AQUECIMENTO E SOLDAS ESPECIAIS LTDA	531109	Provision of Services - Maintenance	11/30/11
367	ENGECAMPO USINAGEM DE CAMPO E MANUTENCAO	504907	Provision of Services - Maintenance	05/06/11
368	ENGECROL IND. E COMERCIO DE EQUIPAMENTOS LTDA	539408	Provision of Services - Maintenance	08/04/11
369	ENGEFAZ ENG LTDA	512106	Provision of Services - Advisory	02/01/11
370	ENGEFAZ ENG LTDA	501010 (*)	Provision of Services - Consulting and Advisory	Indefinite
371	ENGEMAN ENGENHARIA DE MANUTENÇÃO JAGUARIUNA LTDA	506309	Provision of Services - Installation	03/17/11
372	ENGEMAQ - COM E SERVS LTDA.	527209	Provision of Services - Maintenance	10/14/11
373	ENGEMIL G.M. COM E SERVS LTDA	511904	Provision of Services - Maintenance	08/04/11
374	ENGEPOWER ENG E COM LTDA	211606	Provision of Services - Maintenance	05/31/11
375	ENGEPOX COMÉRCIO E REVESTIMENTO DE PISO LTDA	520107	Provision of Services - Maintenance	07/06/11
376	ENGEVACUO IND E COM DE BOMBAS LTDA	516407	Provision of Services - Installation	07/06/11
377	ENPROS ENGENHARIA DE PROCESSOS INDUSTRIAIS LTDA	514404	Provision of Services - Instrumentation	07/06/11
378	ENPROS ENGENHARIA DE PROCESSOS INDUSTRIAIS LTDA	501110	Provision of Services - Maintenance	12/31/11
379	ENTERASYS NETWORKS DO BRASIL LTDA.	506808	Provision of Services - Information Technology	12/13/11
380	ENTRERIOS AGROPECUÁRIA LTDA	530507	Purchase and Sale of Timber - Forest Promotion	03/01/15
381	ENVITECH ENG E COM LTDA	526908	Provision of Services - Installation	08/17/11
382	EP VULCANIZAÇÃO S/S LTDA ME	526807	Provision of Services - Maintenance	08/05/11
383	EPCM ENGENHARIA LTDA	506708	Provision of Services - Engineering	Indefinite

384	EQUISUL INDUSTRIA E COMERCIO LTDA	509610	Provision of Services - Maintenance	Indefinite
385	ERGOLIFE LTDA	703110	Provision of Services - Occupational Medicine	03/31/11
386	ERGOLIFE LTDA	706108	Provision of Services - Occupational Medicine	06/22/11
387	ERGOLIFE LTDA	520006	Provision of Services - Occupational Medicine	10/15/11
388	ESCOLA SENAI GASPAR RICARDO JUNIOR	701510	Provision of Services - Educational	03/01/11
389	ESCOLA SENAI GASPAR RICARDO JUNIOR	701610	Provision of Services - Educational	10/01/11
390	ESCOLA TÉCNICA DE AMERICANA LTDA	533209	Agreement - Educational	Indefinite
391	ESCOLA TÉCNICA ESTADUAL POLIVALENTE DE AMERICANA LTDA	500909	Agreement - Educational	Indefinite
392	ESCOLA TÉCNICA ESTADUAL PROFESSOR DR. JOSÉ DAGNONI	511710	Agreement - Educational	04/30/11
393	ESP PISOS INDIS, COM, IMP E EXP LTDA	212206	Provision of Services - Maintenance	05/31/11
394	ESTRE AMBIENTAL S/A	518510	Provision of Services - Residues	07/31/11
395	EUGENIO YOKOYA	543407	Purchase and Sale of Timber - Forest Promotion	01/01/15
396	EXACT POWER IND HIDRAIJLICA LTDA	527206	Provision of Services - Maintenance	08/05/11
397	EXBIL COM E MONTAGENS LTDA. - EPP	520806	Provision of Services - Assembly in General	07/06/11
398	EXTEND SOFTWARE LTDA	400607	IT License - Information Technology	05/06/11
399	EXTEND SOFTWARE LTDA	400707	Provision of Services - Information Technology	05/06/11
400	F.W. COMPANY COM DE MATL HIDRAULICO E SE	204206	Provision of Services - Maintenance	Indefinite
401	FABIO BRITZKI BORTOLLOZO	506106	Purchase and Sale of Timber - Forest Promotion	04/30/13
402	FABIO ESQUADRIAS E ESTRUTURAS METÁLICAS LTDA - ME	459853	Provision of Services - Assembly in General	01/24/11
403	FABIO GOTARDO	520408	Purchase and Sale of Timber - Forest Promotion	07/07/16
404	FABIO VENTURA MENDES	514206	Purchase and Sale of Timber - Forest Promotion	08/03/13
405	FANER NEGÓCIOS CONSULTORIA E TREINAMENTO EMPRESARIAL LTDA	509410	Agreement - Educational	03/31/11
406	FARMACIA E DROGARIA PRATA LTDA. - EPP	5222090	Agreement - Pharmacy	06/15/11
407	FASCITEC INTRUMENTAÇÃO E ELETRÔNICA	708809	Provision of Services - Maintenance	12/13/11
408	FATIMA APARECIDA SMARDEL GOTARDO	530707	Purchase and Sale of Timber - Forest Promotion	08/27/15

409	FATUS DECORACOES LTDA GUARDA CHUVA 02.0	201606	Provision of Services - Maintenance	06/30/11
410	FAZENDA AGROPECUÁRIA PAULISTA LTDA	510805	Purchase and Sale of Timber - Forest Promotion	09/30/12
411	FAZENDA DA TOCA LT	706103	Lease - Lease	09/30/17
412	FAZENDA DA TOCA LT	717105	Lease - Lease	06/30/19
413	FB LOCAÇÃO TÉCNICA COMERCIAL LTDA	525709	Lease - Equipment	09/15/11
414	FELIPE GALVÃO WHITAKER DE ASSUMPÇÃO	536108	Purchase and Sale of Timber - Forest Promotion	11/13/15
415	FELIPE SOARES DE ANDRADE -ME	708810	Provision of Services - Civil Repair	Indefinite
416	FER-ALVAREZ PRODUTOS SIDERURGICOS IND. E COM. LTDA	538808	Purchase and Sale - Scrap	06/30/11
417	FER-ALVAREZ PRODUTOS SIDERURGICOS IND. E COM. LTDA	503510	Provision of Services - Disassembly in General	Indefinite
418	FERNANDO AUGUSTO FURLAM	507208	Purchase and Sale of Timber - Forest Promotion	03/05/15
419	FERNANDO HENRIQUE CURY	710407	Rural Partnership - Rural Partnership	09/30/21
420	FERNANDO ROMERO OLBRICK	524510	Purchase and Sale of Timber - Forest Promotion	12/19/17
421	FERNANDO SORIANO - ME	525609	Provision of Services - Maintenance	09/15/11
422	FERNANDO TADEU NOGUEIRA	507806	Purchase and Sale of Timber - Forest Promotion	05/14/13
423	FERPAS E FERPAS SOLUÇÕES INTEGRADAS S/C LTDA-ME	402498	Provision of Services - Consulting and Advisory	03/31/11
424	FIBRAL IND COM E SERVS LTDA	202506	Provision of Services - Assembly in General	06/30/11
425	FIGENER S/A - ENGENHEIROS ASSOCIADOS	441136	Provision of Services - Advisory	03/30/11
426	FISIOCUP CLINICA DE FISIATRIA E MEDICINA OCUPACIONAL S/C LTDA	511610	Provision of Services - Advisory	05/09/11
427	FLAVIA LUDOVICO & CIA LTDA	202290	Agreement - Pharmacy	Indefinite
428	FLAVIO F. L. NOUER	705704	Rural Partnership - Rural Partnership	08/15/18
429	FLAVIO F. L. NOUER	702207	Rural Partnership - Rural Partnership	05/01/21
430	FLAVIO F. L. NOUER	711207	Rural Partnership - Rural Partnership	10/31/22
431	FLEXIHELP CONSULTORIA E SERVIÇOS DE ENGENHARIA S/S LTDA	531809	Provision of Services - Engineering	12/06/11
432	FLORENCA PALACE HOTEL LTDA	500109	Provision of Services - Administrative Services	12/31/11

433	FLORESTA - PRESTAC. SERV. FLORESTAIS SC	705610	Provision of Services - Forest Exploitation	05/31/11
434	FLUORO PLENS MENK	503108	Purchase and Sale of Timber - Forest Promotion	02/29/16
435	FORBO SIEGLINS BRASIL LTDA	508708	Provision of Services - Maintenance	05/26/11
436	FORTALEZA AGROFLORESTAL LTDA	704610	Provision of Services - Forest Exploitation	07/15/11
437	FOTMOVEIS	516308	Supply - Timber/Products/Materials/Residues/Others	06/30/11
438	FRANCISCO CARLOS GOGOY LOMBARDI	509006	Purchase of Timber Rights - Timber	11/07/19
439	FRANCISCO CARLOS G000Y LOMBARDI	705506	Rural Partnership - Rural Partnership	11/07/19
440	FRANCISCO EDUARDO HOMEM DE MELLO	510505	Purchase and Sale of Timber - Forest Promotion	09/18/13
441	FRANCISCO EDUARDO HOMEM DE MELLO	507708	Purchase and Sale of Timber - Forest Promotion	03/10/14
442	FRANCISCO JOSE PARIZ	704707	Rural Partnership - Rural Partnership	01/09/20
443	FRANCISCO LEITE	701807	Rural Partnership - Rural Partnership	04/30/21
444	FRANCISCO LEITE	702007	Rural Partnership - Rural Partnership	05/01/21
445	FRANCISCO LEITE	702107	Rural Partnership - Rural Partnership	05/01/21
446	FRANCISCO LEITE	701107	Rural Partnership - Rural Partnership	11/01/21
447	FRANCISCO LEITE	711107	Rural Partnership - Rural Partnership	11/01/21
448	FRANCISCO LEITE	709408	Rural Partnership - Rural Partnership	10/19/22
449	FRANCISCO SCF-IEUBER BRANTES	501508	Purchase and Sale of Timber - Forest Promotion	02/28/15
450	FRIOAR COMERCIO E SERVICOS LTDA	545507	Provision of Services - Installation	02/01/11
451	FRIOAR COMERCIO E SERVICOS LTDA	511307	Provision of Services - Maintenance	07/08/11
452	FRIOAR COMERCIO E SERVICOS LTDA	523409	—Free lease	09/09/11
453	FRITZ HERMANN WILD	505210	Purchase and Sale of Timber - Forest Promotion	02/17/17
454	FRJ INSTRUMENTAÇÃO INDUSTRIAL LTDA	528509	Provision of Services - Maintenance	11/02/11
455	FUNDAÇÃO ABRINQ PELOS DIREITOS DA CRIANÇA E DO ADOLESCENTE	510309	Partnership - Social Projects	Indefinite
456	FUNDAÇÃO ANTARES DE EDUCAÇÃO ECULTURA - FAEC	508809	Agreement - Educational	04/01/11
457	FUNDAÇÃO ANTARES DE EDUCAÇÃO ECULTURA - FAEC	512709	Agreement - Educational	Indefinite

458	FUNDAÇÃO DAS INDUSTRIAS DO ESTADO DE SÃO PAULO	717295	Provision of Services - Educational	Indefinite
459	FUNDAÇAO DE APOIO INST. AO DESENV. CIENTIFICO E TECNOLOGICO	507310	Provision of Services - Analysis	02/04/12
460	FUNDACAO GETULIO VARGAS	515310	Agreement - Educational	04/30/11
461	FUNDAÇÃO IOCHPE	501806	Franchise - Educational Franchise	07/31/11
462	FUNDAMENTOS INFORMÁTICA LTDA	530809	Provision of Services - Installation	11/25/11
463	FUNDAMENTOS INFORMÁTICA LTDA	530909	Provision of Services - Information Technology	11/30/11
464	FUTURA ELETRICIDADE E TELEFONIA LTDA	502007	Provision of Services - Maintenance	05/06/11
465	G.A.S.E.O. GERENC ASSESS DE SERVS DE ENF	504506	Provision of Services - Occupational Medicine	07/31/11
466	GALSERV MANUT E MONTAGENS IND. LTDA ME	504709	Provision of Services - Maintenance	Indefinite
467	GANESHTECHNOLOGY COMÉRCIO E SERVIÇOS DE INFORMATICA LTDA	505810	Provision of Services - Information Technology	02/28/11
468	GDD COM DE EQUIPS INDIS E DE INSTRUMENTACAO	526707	Provision of Services - Analysis and Monitoring	07/05/11
469	GENERAL WEST COM E MANUT INDL LTDA	516710	Provision of Services - Maintenance	Indefinite
470	GEO MECANICA INSTALACOES INDS. LTDA.	522306	Provision of Services - Equipment	05/06/11
471	GERA CENTER LOCACAO DE GRUPOS GERADORES	525008	Provision of Services - Maintenance	06/30/11
472	GERAFORÇA LOCAÇAO E COMÉRCIO DE EQUIPAMENTOS LTDA	520509	Lease - Equipment	08/17/11
473	GERMANO ZAINA	502307	Purchase and Sale of Timber - Forest Promotion	01/17/14
474	GETEL GERENCIAMENTO DE TRANSPORTES E LOG	533708	Provision of Services - Logistics	08/12/11
475	GIANNI FRANCO SUMAJA	713007	Rural Partnership - Rural Partnership	01/19/22
476	GKO INFORMÁTICA LTDA	516404	IT License - Information Technology	Indefinite
477	GL&V BRASIL EQUIPAMENTOS COMÉRCIO E SERVIÇOS LTDA	383508	Provision of Services - Advisory	01/31/12
478	GL&V BRASIL LTDA	527908	Provision of Services - Maintenance	08/31/11

479	GLOBAL HEAT TRANSFER COMERCIAL LTDA	530207	Provision of Services - Maintenance	08/05/11
480	GOCIL SERVIÇOS GERAIS LTDA	507507	Provision of Services - Firefighting	03/01/11
481	GOCIL SERVIÇOS GERAIS LTDA	514806	Provision of Services - Entrance and Reception	06/30/11
482	GOCIL SERVS DE VIGILANCIA E SEGURANCA LT	514906	Provision of Services - Property Security	06/30/11
483	GOCIL SERVS DE VIGILANCIA E SEGURANCA LT	707706	Provision of Services - Property Security	06/30/11
484	GOMMO INFORMÁTICA E MARKETING LTDA	401905	Provision of Services - Consulting and Advisory	05/31/11
485	GRUPO EBAPI LTDA	513305	Provision of Services - Engineering	08/05/11
486	GSI ENGENHARIA E CONSULTORIA LTDA	517210	Provision of Services - Electrical Engineering	Indefinite
487	GTS GERENCIAMENTO TECNICAS E SERVS LTDA	520307	Provision of Services - Civil Construction	06/30/11
488	GUILHERME DE AZEVEDO SODRÉ	519706	Purchase and Sale of Timber - Forest Promotion	09/10/12
489	GUINCHOS ORIMOM LTDA	524906	Lease - Equipment	02/01/11
490	GUINDASTEC GUINDASTES E SERVIÇOS TÉCNICOS LTDA	531507	Provision of Services - Equipment	08/06/11
491	GUSTAVO DE AZEVEDO	503210	Purchase and Sale of Timber - Forest Promotion	01/20/17
492	H & R PRESTAÇÕES DE SERVIÇOS LTDA - EPP	511409	Provision of Services - Maintenance	05/14/11
493	H.S.T. HIGIENE E SEGURANÇA DO TRABALHO LTDA - ME	507709	Provision of Services - Occupational Medicine	03/31/11
494	HAGGLUNDS DRIVES BRASIL COM DE PECAS PAR	518609	Provision of Services - Maintenance	08/09/11
495	HAIDÊ MASSINI RAMPAZO	523507	Purchase and Sale of Timber - Forest Promotion	07/04/15
496	HECILDA THEREZINHA MELLÃO CECCHI	509910	Purchase and Sale of Timber - Forest Promotion	04/05/17
497	HECOSERVICE CONSTRUÇÕES E SANEAMENTO LTDA	507210	Provision of Services - Technical Cleaning	Indefinite
498	HEIMBACH LATINO AMERICA LTDA	419291	Provision of Services - Advisory	09/08/11
499	HEITOR DE MELLO DIAS GONZAGA	544707	Purchase and Sale of Timber - Forest Promotion	01/01/15
500	HELIO AUGUSTO PITOLI	518506	Purchase and Sale of Timber - Forest Promotion	09/26/13
501	HELIO AUGUSTO PITOLI	507807	Purchase and Sale of Timber - Forest Promotion	03/01/14
502	HELIX ENGENHARIA E GEOTECNIA LTDA	510410	Provision of Services - Cleaning and Conservation	Indefinite
503	HELTASA USINAGEM INDUSTRIAIS LTDA - EPP	507409	Provision of Services - Maintenance	03/22/11

504	HENRICUS JOHANNES VAN MELIS	519806	Purchase and Sale of Timber - Forest Promotion	09/26/13
505	HENRICUS JOHANNES VAN MELIS	536408	Purchase and Sale of Timber - Forest Promotion	11/17/15
506	HERCULES DO BRASIL PRODS QUIMICOS LTDA	502810	Free lease - Equipment	01/18/12
507	HERCULES DO BRASIL PRODS QUIMICOS LTDA	211725	Provision of Services - Advisory	01/19/12
508	HERCULES DO BRASIL PRODUTOS QUIMICOS LTDA	516609	Free lease - Equipment	06/30/11
509	HI TRANSPORTES LTDA	529109	Provision of Services - Logistics	11/15/11
510	HOMANN MAQS INDIS LTDA	703509	Provision of Services - Maintenance	04/14/11
511	HONEYWELL DO BRASIL LTDA.	503706	IT License - Information Technology	01/31/11
512	HONEYWELL DO BRASIL LTDA.	510406	IT License - Information Technology	01/31/11
513	HONEYWELL DO BRASIL LTDA.	520110	IT License - Information Technology	08/31/11
514	HPB ENGENHARIA E EQUIPAMENTOS LTDA.	514109	Provision of Services - Maintenance	06/21/11
515	HUGO CHARNET	700909	Free lease - Area	12/14/11
516	l.M. KRESNER - ÓTICA - ME	527009	Agreement - Stores	10/31/11
517	l.V TRANSPORTES E LOCACOES LTDA	528408	Lease - Equipment	Indefinite
518	IATAROLLA & CIA LTDA	508209	Provision of Services - Administrative Services	03/30/11
519	IATAROLLA & CIA LTDA	501810 (*)	Provision of Services - Marketing and Communications	Indefinite
520	IBAR SERVICE LTDA	521309	Provision of Services - Maintenance	08/18/11
521	IBS DO BRASIL TECNOLOGIA EM PAPEL	413781	Provision of Services - Advisory	07/06/11
522	IBS DO BRASIL TECNOLOGIA EM PAPEL	517509	Provision of Services - Maintenance	08/02/11
523	CONE INSTITUTO DO CONHECIMENTO PARA EDUCAÇAO CONTINUADA E PESQUISA LTDA	513709	Provision of Services - Advisory	01/31/11
524	IMA - SERVIÇO FLORESTAL LTDA	707910	Provision of Services - Cartography	07/31/11
525	IMAGEM GEOSISTEMAS E COM LTDA	702209	IT License - Information Technology	12/31/11
526	IMERYS DO BRASIL COMÉRCIO DE EXTRAÇAO DE MINÉRIOS LTDA	503198	Free lease - Equipment	06/30/11
527	IMERYS DO BRASIL COMÉRCIO DE EXTRAÇÃO DE MINÉRIOS LTDA	504596	Supply - Timber/Products/Materials/Residues/Others	10/15/11

528	IMERYS DO BRASIL COMÉRCIO DE EXTRAÇÃO DE MINÉRIOS LTDA	500797	Free lease — Area	Indefinite
529	IMERYS DO BRASIL COMÉRCIO DE EXTRAÇÃO DE MINÉRIOS LTDA	532409	Commitment and Confidentiality Agreement - Confidentiality	Indefinite
530	IMPERMEABILLI SERVIÇOS DE IMPERMEABILIZAÇÃO LTDA	511209	Provision of Services - Engineering	05/07/11
531	IND E COM DE BALANCAS JUNDIAI LTDA	533808	Provision of Services - Maintenance	08/05/11
532	INDEX AUTOMAÇÃO E TECNOLOGIA LTDA	505105	Provision of Services - Maintenance	05/06/11
533	INDUMETAL IND DE MAQS E METALURGIA LTDA	206906	Provision of Services - Maintenance	05/24/11
534	INFLOR CONSULTORIA E SISTEMAS LTDA	524110	IT License - Information Technology	07/01/11
535	INFLOR CONSULTORIA E SISTEMAS LTDA	709908	IT License - Information Technology	10/06/11
536	INFLOR CONSULTORIA E SISTEMAS LTDA	712107	IT License - Information Technology	Indefinite
537	INFORMAT CONSULTORIA E INFORMÁTICA LTDA	519810	IT License - Information Technology	08/15/11
538	INFRAESTRUTURA ENGENHARIA LTDA	501409	Provision of Services - Analysis and Monitoring	01/11/11
539	INSTAFIBRA INDÚSTRIA COMÉRCIO E INSTALAÇÕES LTDA - EPP	517310	Provision of Services - Civil Repair	Indefinite
540	INSTITUTO EDUCACIONAL DE AMERICANA	503908	Agreement - Educational	01/23/12
541	INSTITUTO EDUCACIONAL DE AMERICANA	503709	Agreement - Educational	Indefinite
542	INSTITUTO EDUCACIONAL PIRACICABANO DA IGREJA METODISTA- IEP	500308	Agreement - Educational	01/02/12
543	INSTITUTO ETHOS DE EMPRESAS E RESPONSABILIDADE SOCIAL	538408	Agreement - Social Projects	Indefinite
544	INSTITUTO SALESIANO DOM BOSCO	500007	Agreement - Educational	01/24/12
545	INSTITUTO SALESIANO DOM BOSCO	502909	Agreement - Educational	Indefinite
546	INTERCAM CORRETORA DE CÂMBIO LTDA	504208	Provision of Services - Administrative Services	05/17/11
547	INTERCONEX COM E SERVS LTDA. ME	535307	Provision of Services - Maintenance	02/01/11
548	INTERENG AUTOMACAO INDL LTDA	202106	Provision of Services - Maintenance	06/30/11
549	INVENTAR GMB CONSULTORIA LTDA	716105	IT License - Information Technology	12/31/11
550	IP LEANWARE SOUTH AMERICA LTDA	515610	Provision of Services - Consulting	07/11/11

551	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	703010	Provision of Services - Researches	02/28/11
552	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	521210	Provision of Services - Qualification of Forest Managers	03/23/11
553	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	705810	Provision of Services - Researches	05/02/11
554	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	707206	Provision of Services - Researches	05/31/11
555	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	708610	Provision of Services - Researches	08/31/11
556	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	710010	Provision of Services - Researches	09/30/11
557	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	709510	Provision of Services - Researches	12/11/11
558	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	700310	Provision of Services - Researches	12/31/11
559	IPEF INSTITUTO DE PESQUISA E ESTUDOS ELO	702410	Provision of Services - Researches	01/09/12
560	IPEF INSTITUTO DE PESQUISA E ESTUDOS ELO	509308	Provision of Services - Researches	03/01/12
561	IPEF INSTITUTO DE PESQUISA E ESTUDOS ELO	704907	Provision of Services - Researches	12/31/12
562	IPEF INSTITUTO DE PESQUISA E ESTUDOS FLO	502703	Provision of Services - Researches	Indefinite
563	IRACEMA LEVORATO PASSARELLI	505308	Purchase and Sale of Timber - Forest Promotion	02/24/15
564	IRMAOS BACIN JR S/C LTDA - EPP	705010	Provision of Services - Forest Exploitation	07/15/11
565	IRMAOS BACIN LTDA	704710	Provision of Services - Forest Exploitation	07/15/11
566	IRMAOS PASSAURA S/A	505808	Provision of Services - Maintenance	02/28/11
567	IRMAOS PASSAURA S/A	523609	Free lease — Area	09/09/11
568	IRMAOS PASSAURA S/A	207906	Provision of Services - Maintenance	Indefinite
569	ITALINDUSTRIA TERMO ELETRO MECÂNICA LTDA	525309	Provision of Services - Maintenance	09/13/11
570	ITAU VIDA E PREVIDENCIA S/A	204003	Adhesion - Benefit Plan	Indefinite
571	ITAU VIDA E PREVIDENCIA S/A	204103	Adhesion - Benefit Plan	Indefinite
572	ITS - SERVIÇOS DE TELEFONIA LTDA - ME	510509	Lease - Equipment	05/21/11
573	ITSEMAP DO BRASIL SERVS TECNOLOGICOS MAP	704209	Provision of Services - Advisory	05/14/11
574	IVAN GAMBA NATEL	709310	Rural Partnership - Rural Partnership	08/31/24
575	IVAN GAMBA NATEL	709410	Rural Partnership - Rural Partnership	08/31/26
576	IVETE APARECIDA ANDRIOLI CARICARI	707306	Lease - Real Property	10/08/11
577	J & J ASSESSORIA A PESSOAS E EMPRESAS S/C LTDA	517810	Provision of Services - Recruitment and Selection	07/31/11

578	J & J ASSESSORIA A PESSOAS E EMPRESAS S/C LTDA	707110	Provision of Services - Recruitment and Selection	07/31/11
579	J P. SERVICE LTDA	513104	Provision of Services - Technical Inspection	08/05/11
580	J DEL MANUTENÇÂO INDUSTRIAL LTDA	508507	Provision of Services - Maintenance	05/13/11
581	J. CAPARROZ & CIA LTDA - ME	524309	Rental - Vehicles	09/19/11
582	J. F. 1. SILVICULTURA LTDA	701810	Provision of Services - Forestry	02/20/11
583	J, F. 1. SILVICULTURA LTDA	703008	Free lease - Real Property	03/31/11
584	J. E. 1. SILVICULTURA LTDA	701609	Free lease - Real Property	01/31/12
585	J. OMETTO ASSESSORIA E RADIOPROTECAO LTD	509709	Provision of Services - Advisory	04/14/11
586	J.S,L. HIDRÁULICA E PNEUMÁTICA LTDA	539807	Provision of Services - Installation	02/01/11
587	JACOBUS JOHANNES HUBERTUS DERKS	519106	Purchase and Sale of Timber - Forest Promotion	09/28/14
588	JACY GOMES DA SILVA CAMAROO	500104	Purchase of Timber Rights - Timber	01/01/18
589	JACY GOMES DA SILVA CAMARGO	700104	Rural Partnership - Rural Partnership	01/01/18
590	JAMAICA DERIVADOS E PETROLEO LTDA	518909	Provision of Services - Technical Cleaning	08/10/11
591	JAMILA CURY DORINI	710207	Rural Partnership - Rural Partnership	09/30/21
592	JATOS - LOCACAO E SERVS LTDA.	511206	Provision of Services - Technical Cleaning	07/06/11
593	JATOS - LOCACAO E SERVS LTDA.	515109	Provision of Services - Technical Cleaning	07/19/11
594	JATOFER JATEAMENTO DE PECAS LTDA.	530307	Provision of Services - Maintenance	08/05/11
595	JC SERVIÇOS S/S LTDA ME	514704	Provision of Services - Equipment	08/05/11
596	JCN MONTAGENS INDIS, ASSISTENCIA TECNICA	505709	Provision of Services - Maintenance	Indefinite
597	JECEL INSTALAÇÕES INDUSTRIAIS LTDA	203706	Provision of Services - Maintenance	06/30/11
598	JEQUITIBA ASSESS FLORESTAL LTDA	703007	Provision of Services - Consulting	03/04/11
599	JET SERVICE PINTURA INDUSTRIAL LTDA EPP	513310	Provision of Services - Maintenance	Indefinite
600	JETRO ROCHA	544507	Purchase and Sale - Forest Promotion	01/01/15
601	JOÃO AUGUSTO FURLANETTO	535208	Purchase and Sale of Timber - Forest Promotion	10/21/15
602	JOAO BATISTA ANDRADE	504606	Purchase and Sale of Timber - Forest Promotion	03/31/14
603	JOAO BATISTA ANDRADE	527706	Purchase and Sale of Timber - Forest Promotion	12/27/14
604	JOAO BATISTA ANDRADE	517508	Purchase and Sale of Timber - Forest Promotion	06/10/16
605	JOÃO BATISTA DE OLIVEIRA	514609	Provision of Services - Locksmith	08/02/11

606	JOÃO GILBERTO BORTOLOTTI	507907	Purchase and Sale of Timber - Forest Promotion	03/01/15
607	JOÃO OSCAR COMAR	531509	Purchase and Sale of Timber - Forest Promotion	12/02/16
608	JOÃO RICARDO LANNONI	536708	Purchase and Sale of Timber - Forest Promotion	12/04/15
609	JOAO ROBERTO CARARETO	515406	Purchase and Sale of Timber - Forest Promotion	08/23/13
610	JOAO ROBERTO CARARETO	515506	Purchase and Sale of Timber - Forest Promotion	09/26/14
611	JOAO ROBERTO CARARETO	517805	Purchase of Timber Rights - Timber	10/30/19
612	JOAO ROBERTO CARARETO	717005	Rural Partnership - Rural Partnership	10/30/19
613	JOINDER & JOB MÃO-DE-OBRA TEMPORÁRIA LTDA	518210	Provision of Services - Recruitment and Selection	07/31/11
614	JOINDER & JOB MÃO-DE-OBRA TEMPORÁRIA LTDA	707510	Provision of Services - Recruitment and Selection	07/31/11
615	JORGE LUIZ PASSARI	514306	Purchase and Sale of Timber - Forest Promotion	08/03/14
616	JOSÉ ARISTODERMO PINOTTI	533807	Purchase and Sale of Timber - Forest Promotion	09/09/14
617	JOSE CARLOS CARVALHO	710907	Rural Partnership - Rural Partnership	10/14/21
618	JOSÉ CARLOS DE OLIVEIRA LEITE	701007	Rural Partnership - Rural Partnership	04/30/21
619	JOSÉ CARLOS DE OLIVEIRA LEITE	709508	Rural Partnership - Rural Partnership	10/19/22
620	JOSE CORRENTE NETO	514110	Purchase and Sale of Timber - Forest Promotion	06/17/17
621	JOSE DELLALIBERA	515006	Purchase and Sale of Timber - Forest Promotion	08/13/14
622	JOSE DEVECHI	521706	Purchase and Sale of Timber - Forest Promotion	11/13/13
623	JOSE EDUARDO BRITZKI	511905	Purchase and Sale of Timber - Forest Promotion	10/08/12
624	JOSE EDUARDO PENTEADO DE CASTRO SANTOS	507105	Purchase of Timber Rights - Timber	11/07/19
625	JOSE EDUARDO PENTEADO DE CASTRO SANTOS	712005	Rural Partnership - Rural Partnership	11/07/19
626	JOSÉ FURLAN NETO	706002	Lease - Real Property	10/31/11
627	JOSE HENRIQUE ABRANTES	516205	Purchase and Sale of Timber - Forest Promotion	12/31/12
628	JOSÉ LUIZ CINTRA JUNQUEIRA	544307	Purchase and Sale of Timber - Forest Promotion	01/01/15
629	JOSE LUIZ LOCATELLI	501006	Purchase and Sale of Timber - Forest Promotion	02/15/14
630	JOSE LUIZ MARINI	517906	Purchase and Sale of Timber - Forest Promotion	10/26/14
631	JOSÉ MARIANO DO NASCIMENTO	542207	Purchase and Sale of Timber - Forest Promotion	02/01/15
632	JOSE MATHEUS FURLAN	516804	Purchase of Timber Rights - Timber	02/15/19

633	JOSE MATHEUS FURLAN	705504	Rural Partnership - Rural Partnership	02/15/19
634	JOSÉ MESSIAS SPÓSITO	522410	Purchase and Sale of Timber - Forest Promotion	06/03/15
635	JOSÉ PAULO CAON	530109	Purchase and Sale of Timber - Forest Promotion	11/30/16
636	JOSE ROBERTO METHNER	709710	Rural Partnership - Rural Partnership	10/31/24
637	JOSÉ ROBERTO PETRUCCI	520807	Purchase and Sale of Timber - Forest Promotion	06/04/14
638	JOSÉ VANDERLEI PASSARI	700708	Rural Partnership - Rural Partnership	12/16/21
639	JOSELYR BENEDITO SILVESTRE	705406	Rural Partnership - Rural Partnership	01/15/20
640	JUCELIR MATOS	540107	Purchase and Sale of Timber - Forest Promotion	09/01/16
641	JULIO SIMÕES TRANSPORTES E SERVIÇOS LTDA	504210	Provision of Services - Logistics	01/31/12
642	JUVENAL PINTO DE OLIVEIRA FILHO	544107	Purchase and Sale of Timber - Forest Promotion	02/28/15
643	JVB MONTAGEM E MANUTENCAO INDUSTRIAL LTD	505207	Provision of Services - Maintenance	05/06/11
644	KAPER ELETRONICS COM E SERVS LTDA-EPP	211306	Provision of Services - Maintenance	07/15/11
645	KAPER ELETRONICS COM E SERVS LTDA-EPP	532607	Provision of Services - Maintenance	08/31/11
646	KEMIRA CHEMICALS BRASIL LTDA.	524010	Free lease - Equipment	12/06/11
647	KEMIRA CHEMICALS BRASIL LTDA.	201212	Provision of Services - Advisory	01/19/12
648	KIDDE BRASIL LTDA.	519209	Provision of Services - Maintenance	02/22/11
649	KIDDE BRASIL LTDA.	505610	Provision of Services - Maintenance	03/31/11
650	KIDDE BRASIL LTDA.	519109	Provision of Services - Installation	06/01/11
651	KONSULTEX INFORMATICA LTDA	511908	Provision of Services - Information Technology	03/19/11
652	KORBER PAPERLINK AMERICA LATINA LTDA	504810	Provision of Services - Maintenance	Indefinite
653	KPM REPRESENTACOES E PRESTACAO DE SERVS	516607	Provision of Services - Maintenance	05/13/11
654	KSB BOMBAS HIDRAULICAS S.A.	522107	Provision of Services - Equipment	06/21/11
655	KTY CONSULT E PROJETO DE INSTALACOES LTD	507008	Provision of Services - Engineering	03/10/11
656	LA. CAVAZOTTI CONFEITARIA - ME	702509 (j	Supply - Food Products	Indefinite
657	L.B. EMPREENDIMENTOS E PARTICIPAÇÕES LTDA	710807	Rural Partnership - Rural Partnership	10/30/21
658	L.C. TORRES ELETRONICA - EPP	511403	Lease - Equipment	10/09/11
659	L.C. TORRES ELETRONICA - EPP	539307	Provision of Services - Maintenance	10/31/11

660	L.MB.S MUNHOZ MADEIRAS - ME	710507	Purchase and Sale - Timber/Products/Materials/Residues/Others	09/09/11
661	LABMAT ANALISES E ENSAIOS DE MATLS LTDA	525607	Provision of Services - Maintenance	08/05/11
662	LABORATORIO DE ANALISES CLINICAS PASTEUR	500804	Provision of Services - Occupational Medicine	01/31/12
663	LABORATÓRIO SÃO LUCAS LTDA	703409	Provision of Services - Analysis and Monitoring	04/14/11
664	LABOTEST CONSULTORIA E TECNOLOGIA LTDA	507609	Provision of Services - Analysis and Monitoring	03/30/11
665	LAERCIO SCHIMIDT	512905	Purchase and Sale of Timber - Forest Promotion	10/18/12
666	LBR SERVICOS DE INTERNET LTDA.	704606	Provision of Services - Information Technology	05/23/11
667	LDM COMÉRCIO E SERVIÇOS DE SOLDA LTDA	518007	Provision of Services - Maintenance	05/20/11
668	LEEGA CONSULTORIA & INFORMATICA LTDA.	520310	Provision of Services - Consulting and Advisory	04/30/11
669	LEK PALACE HOTEL LTDA	508110	Provision of Services - Administrative Services	03/16/11
670	LEONILDO RIZZO	513903	Purchase of Timber Rights - Timber	10/31/17
671	LEONILDO RIZZO	706403	Rural Partnership - Rural Partnership	10/31/17
672	LET 5 RENT A CAR LTDA.	510310	Rental - Vehicles	04/30/11
673	LET 5 RENT A CAR LTDA.	703510	Rental - Vehicles	10/30/11
674	LEVYCAM CORRETORA DE CÂMBIO E VALORES LTDA	519809	Provision of Services - Advisory	Indefinite
675	LICEU CORAÇÃO DE JESUS	505807	Agreement - Educational	12/31/11
676	LIMEIRA AUDIOLOGIA INDUSTRIAL LTDA	512010	Provision of Services - Occupational Medicine	06/15/11
677	LINCOLN HIROSHI MTIKE	512507	Purchase and Sale of Timber - Forest Promotion	04/01/15
678	LORACI GONCALVES FONSECA	536208	Purchase and Sale of Timber - Forest Promotion	11/13/15
679	LR CAMPOS CONTRUCOES LTDA	706009	Provision of Services - Forest Roads	07/26/11
680	LR CAMPOS CONTRUCOES LTDA	700410 (*)	Provision of Services - Forest Roads	Indefinite
681	LR CAMPOS CONTRUCOES LTDA	700510 (*)	Provision of Services - Forest Roads	Indefinite
682	LUIZ CARLOS PICCOLI	538407	Purchase and Sale of Timber - Forest Promotion	10/22/15
683	LUIZ CARLOS PICCOLI	537608	Purchase and Sale of Timber - Forest Promotion	12/04/16
684	LUIZ CHARNET	701409	Agreement - Area	12/14/11
685	LUIZ FRANCISCO DE ASSIS SALGADO	713105	Lease - Real Property	07/11/11
686	LUIZ OCTAVIO LOPES GUIMARAES RAMOS	517505	Purchase and Sale of Timber - Forest Promotion	04/01/12

687	LWARCEL CELULOSE E PAPEL LTDA	705407	Free lease - Area	05/09/11
688	M&H COMÉRCIO DE MADEIRAS LTDA - ME	707609	Purchase and Sale - Residues	########
689	M. GARCIA SERRALHERIA E CALDEIRARIA LTDA	505505	Provision of Services - Maintenance	Indefinite
690	MAPA. SOLUCAO, SISTEMAS DE SEGURANCA EL	512408	Provision of Services - Maintenance	03/19/11
691	MAPA. SOLUCAO, SISTEMAS DE SEGURANCA EL	704509	Provision of Services - Maintenance	05/14/11
692	M.B. ENGENHARIA E MEIO AMBIENTE LTDA	518307	Provision of Services - Timber/Products/Materials/Residues/Others	06/30/11
693	MI. DOMENECH CONSULTORES S/C LTDA	507110	Provision of Services - Advisory	04/19/11
694	M.J.R. PACKER TRANSPORTES - EPP	704810	Provision of Services - Forest Exploitation	07/15/11
695	MP.R.MONTAGEM DE PAINEIS ELETRS LTDA	513908	Provision of Services - Maintenance	04/30/11
696	MADASHI, PERIGO E SOUZA LTDA	700208	Supply - Timber/Products/Materials/Residues/Others	12/31/11
697	MADE VILA COMERCIO E RECICLAGEM DE MADEIRAS LTDA	514210	Donation - Timber/Products/Materials/Residues/Others	06/24/11
698	MAG -ENG, LOCACAO E SERVS LTDA	512404	Provision of Services - Technical Removal	08/05/11
699	MAG TRANSFORMADORES LTDA	529307	Provision of Services - Maintenance	08/05/11
700	MAIS INFORMÁTICA LTDA	401705	Provision of Services - Information Technology	05/02/11
701	MAJO CRISTOFER EQUIPS DE MOVIMENTACAO DE	202206	Provision of Services - Maintenance	08/05/11
702	MAKRÓS CONSULTORIA & SOFTWARE LTDA	402301	Provision of Services - Consulting and Advisory	03/31/11
703	MANHATTAN ELETRONIC COMÉRCIO DE MATERIAIS ELÉTRICOS E ELETRÔNICOS LTDA	509807	Provision of Services - Installation	05/13/11
704	MANSERV MONTAGEM E MANUTENÇÃO LTDA	514009	Provision of Services - Maintenance	06/17/11
705	MANSERV MONTAGEM E MANUTENÇÃO LTDA	515207	Provision of Services - Civil Repair	07/06/11
706	MANSERV MONTAGEM E MANUTENÇÃO LTDA	523509	Free lease - Area	09/09/11
707	MARCENARIA MILÊNIO LTDA-ME	543807	Provision of Services - Installation	02/01/11
708	MARCHINI EXPLOSAO DEMOLICAO E ENGENHARIA	522610	Provision of Services - Demolition	Indefinite
709	MARCIO ADRIANI GAVA	506806	Purchase and Sale of Timber - Forest Promotion	04/30/13
710	MARCOS APARECIDO FELTRIN	502105	Purchase of Timber Rights - Timber	07/01/12

711	MARCOS APARECIDO FELTRIN	502205	Purchase of Timber Rights - Timber	07/01/12
712	MARCOS APARECIDO FELTRIN	707805	Rural Partnership - Rural Partnership	07/01/12
713	MARCOS APARECIDO FELTRIN	707905	Rural Partnership - Rural Partnership	07/01/12
714	MARCOS APARECIDO FELTRIN	508705	Purchase and Sale of Timber - Forest Promotion	07/31/12
715	MARCOS APARECIDO FELTRIN	517105	Purchase and Sale of Timber - Forest Promotion	12/31/13
716	MARI CACILDA PAMELA SCHALC	544807	Purchase and Sale of Timber - Forest Promotion	01/01/15
717	MARIA ANTONIETA PELLEGRINO MATOS	516709	Purchase and Sale of Timber - Forest Promotion	07/22/16
718	MARIA CRISTINA BERALDI MURAVAMA ME	500407	Supply - Timber/Products/Materials/Residues/Others	12/31/11
719	MARIA ELISA DOMARCO ISMAEL	703410	Rural Partnership - Rural Partnership	30/06124
720	MARIA JOSE DE SANTANA LENHA - ME	701110 (*)	Provision of Services - Forestry	Indefinite
721	MARIA SALETE DA SILVA CALDEIRA	502207	Purchase and Sale of Timber - Forest Promotion	01/15/15
722	MARIO BATISTA LUCCHESI	515308	Purchase and Sale of Timber - Forest Promotion	05/25/15
723	MARK COMUNICAÇÃO LTDA	700110	Provision of Services - Marketing and Communications	01/31/12
724	MARLEI DE LIJRDES WINIARSKI TONON	507810	Provision of Services - Logistics	03/14/11
725	MARLI CRISTINA DE OLIVEIRA - ME	709610	Agreement - Agreement	11/21/11
726	MARQUES PRESTACAO DE SERVS S/C LTDA	527008	Provision of Services - Technical Inspection	06/30/11
727	MARTINS COSTA & CIA COMÉRCIO E SERVIÇOS LTDA	505609	Provision of Services - Technical Cleaning	03/12/11
728	MARV ENGENHARIA LTDA	507209	Provision of Services - Administrative Services	03/24/11
729	MAURICIO ARMILIÁTO RUIZ - EPP	544907	Provision of Services - Advisory	11/30/11
730	MAURICIO DA SILVA SANTA BARBARA DOESTE - EPP	508610	Provision of Services - Installation	Indefinite
731	MAURO BOIZAN	501606	Purchase of Timber Rights - Timber	07/10/19
732	MAURO BOIZAN	703306	Rural Partnership - Rural Partnership	07/10/19
733	MAURO FELICIANO DE SOUZA	536307	Purchase and Sale of Timber - Forest Promotion	10/03/15
734	MAYA SERVIÇOS DE INFRA-ESTRUTURA E MANUTENÇÃO PREDIAL S/A	707709	Provision of Services - Maintenance	09/30/11

735	MEC LUB PRESTACAO DE SERVS E COM LTDA	507909	Provision of Services - Maintenance	Indefinite
736	MECANOGRAFICA & LASER LTDA	518804 (*)	Lease - Equipment	Indefinite
737	MELTING ARTEFATOS DE BORRACHA LTDA	465448/470092	Provision of Services - Installation	12/13/11
738	MENSURA ENG LTDA	504909	Provision of Services - Topography	03/05/11
739	MERCEDES RUBA	540007	Purchase and Sale of Timber - Forest Promotion	10/30/14
740	MERI SISTEMAS E TECNOL LTPA	517309	Provision of Services - Maintenance	07/28/11
741	META STEEL ENGENHARIA LTDA	436601	Provision of Services - Civil and Mechanical Services	06/30/11
742	METALPLAN EQUIPS LTDA	507809	Provision of Services - Installation	03/17/11
743	METODO BIOMETRIA E INVENTARIO FLORESTAL S/C LTDA	702910	Provision of Services - Advisory	03/14/11
744	METODO BIOMETRIA E INVENTARIO FLORESTAL S/C LTDA	518009	Provision of Services - Analysis	07/31/11
745	METODO BIOMETRIA E INVENTARIO FLORESTAL S/C LTDA	715605	Provision of Services - Analysis and Monitoring	11/22/11
746	METRO 4 CONSTRUTORA E INCORPORADORA LTDA	511504	Provision of Services - Civil Repair	08/05/11
747	METSO AUTOMATION DO BRASIL LTDA	211506	Provision of Services - Maintenance	Indefinite
748	METSO AUTOMATION DO BRASIL LTDA.	511009	Provision of Services - Maintenance	02/28/11
749	METSO PAPER SOUTH AMERICA LTDA	511304	Provision of Services - Maintenance	Indefinite
750	MFT LOCAÇAO DE EQUIPAMENTOS E SERVIÇOS DE LIMPEZA TECNICA LTDA - EPP	515009	Provision of Services - Technical Cleaning	07/19/11
751	MICHEL ESPER SAAD JUNIOR	510705	Purchase and Sale of Timber - Forest Promotion	09/20/12
752	MICROSOFT	402006	IT License - Information Technology	06/30/12
753	MILLENA NEVES TIRONI	526008	Purchase and Sale of Timber - Forest Promotion	08/10/15
754	MILLS ESTRUTURAS E SERVIÇOS DE ENGENHARIA S/A	508004	Free lease - Area	04/30/11
755	MILLS ESTRUTURAS E SERVIÇOS DE ENGENHARIA S/A	519009	Provision of Services - Assembly in General	08/21/11

756	MILLS ESTRUTURAS E SERVIÇOS DE ENGENHARIA S/A	507009	Provision of Services - Assembly in General	Indefinite
757	MILTON JOSÉ PINTO	518308	Purchase and Sale of Timber - Forest Promotion	06/17/17
758	MINERAÇÃO SÃO JUDAS LTDA	706608	Donation - Timber/Products/Materials/Residues/Others	07/31/11
769	MKS SERVS ESPECIAIS DE ENG LTDA	204006	Provision of Services - Technical Inspection	06/30/11
760	MOMPLAS IND. E COM. LTDA EPP	520706	Provision of Services - Maintenance	06/01/11
761	MOMPLASERV SERV EM PLASTICOS REFORCADOS LTDA ME	518108	Provision of Services - Assembly in General	06/16/11
762	MONAR REFRIGERAÇÃO E AR CONDICIONADO LTDA	703609	Provision of Services - Installation	04/23/11
763	MONBRAS.SERVICE MONTAGENS INDIS LTDA	512604	Provision of Services - Maintenance	08/07/11
764	MONGEL VENDAS REPAROS E LOCAÇÃO E GUINDASTES LTDA	528508	Lease - Technical Removal	07/31/11
765	MONTCELLI SERVIÇOS INDUSTRIAIS S/S LTDA	522409	Provision of Services - Cleaning and Conservation	08/31/11
766	MONTEC IND. E COMÉRCIO DE CALDEIRARIA LTDA - EPP	512309	Provision of Services - Installation	05/20/11
767	MONTRAX COMERCIO E INSTALAÇÕES HIDRAULICAS LTDA	525509	Provision of Services - Installation	09/13/11
768	MORATELLI & VANZELLI TRANSPORTES LTDA-ME	700810 (*)	Provision of Services - Forest Roads	Indefinite
769	MP ASSESS EM COM EXTERIOR LTDA	522310	Provision of Services - Advisory and Consulting Services for Import Processes	09/30/11
770	MT SOLUCOES TERMOACUSTICAS LTDA	507010	Provision of Services - Advisory	Indefinite
771	MULLER METAIS IND E COM LTDA	513906	Provision of Services - Maintenance	08/05/11
772	MULTIDIESEL COMERCIO REPRESENTAÇOES E SERVIÇOS LTDA	511609	Provision of Services - Maintenance	05/14/11
773	MUNICÍPIO DE ANGATUBA	704507	Free lease - Area	04/01/28
774	MUNICÍPIO DE DESCALVADO	510803	Partnership - Social Projects	Indefinite

775	MUNICÍPIO DE LIMEIRA	512710	Partnership - Social Projects	03/25/11
776	MURAKAMI & FREIRA LTDA	510210	Provision of Services - Topography	Indefinite
777	NO. METALURGICA LTDA	532209	Supply - Equipment	12/19/11
778	NALCO BRASIL LTDA.	523110	Free lease - Equipment	10/25/11
779	NALCO BRASIL LTDA.	529609	Free lease - Equipment	10/31/11
780	NALCO BRASIL LTDA.	523910	Free lease - Equipment	12/02/11
781	NATALINO DE LIMA COSTA - ME	516208	Provision of Services - Maintenance	05/31/11
782	NATALINO DE LIMA COSTA - ME	506510	Provision of Services - Maintenance	Indefinite
783	NATIONAL STARCH & CHEMICAL NDL LTDA	202770	Provision of Services - Advisory	08/12/11
784	NATIONAL STARCH & CHEMICAL INDL LTDA	530508	Supply - Timber/Products/Materials/Residues/Others	09/30/12
785	NAVAL VALVULAS INDIS LTDA - EPP	202906	Provision of Services - Maintenance	06/30/11
786	NEFUSSI & CONSULTORES DE MEIO AMBIENTE L	511203	Provision of Services - Advisory	11/02/11
787	NELSON MASSARI DE CASTRO	528908	Purchase and Sale of Timber - Forest Promotion	08/20/15
788	NEOPAV ENGENHARIA PAVIMENTAÇAO E INFRA-ESTRUTURA LTDA	532009	Provision of Services - Engineering	12/06/11
789	NEOPAV ENGENHARIA PAVIMENTAÇAO E INFRA-ESTRUTURA LTDA	515710 (*)	Provision of Services - Earthmoving	Indefinite
790	NERY ENG COM E REPRESENTACOES LTDA	500509	Provision of Services - Consulting	08/09/11
791	NETGATE INFORMÁTICA LTDA - ME	400199	Provision of Services - Installation	07/31/11
792	NETVIEW EQUIPAMENTOS LTDA	527109	Provision of Services - Maintenance	10/06/11
793	NEXOCS INFORMATICA LTDA	403502	IT License - Information Technology	11/30/11
794	NEXOCS INFORMATICA LTDA	403402	Provision of Services - Advisory	Indefinite
795	NEXTEL TELECOMUNICAÇÕES LTDA	521010	Lease - Lease of Equipment	Indefinite
796	NEY GALVAO DA SILVA	703910	Rural Partnership - Rural Partnership	04/30/24
797	NGS INSPECOES SERVS TECNICOS E CONSULTS	204706	Provision of Services - Technical Inspection	05/02/11
798	NILO CESAR SODRE DE FREITAS	704203	Rural Partnership - Rural Partnership	09/01/17
799	NINK EQUIPS E SERVS INDLS LTDA	508609	Provision of Services - Maintenance	03/31/11
800	NISH REDES DE PROTEÇÃO	540507	Provision of Services - Maintenance	02/01/11

801	NOVA AMBI SERVIÇOS ANALÍTICOS LTDA	514308	Provision of Services - Analysis and Monitoring	05/12/11
802	NUCLEO SERVIÇOS DE INSPEÇÃO DE EQUIPAMENTOS LTDA	500409	Provision of Services - Technical Inspection	08/09/11
803	O.J. DOS SANTOS PERSIANAS - ME	530509	Provision of Services - Maintenance	11/24/11
804	ODETTE THEREZINHA PICCOLI MARELLI	510806	Purchase and Sale of Timber - Forest Promotion	06/11/13
805	ODILA DITURI SECAF	714495	Lease - Lease	12/10/22
806	OÉSIO PEREIRA DE GODOY	520209	Purchase and Sale of Timber - Forest Promotion	08/16/16
807	011<05 CONTROLE AMBIENTAL LTDA	525806	Provision of Services - Timber/Products/Materials/Residues/Others	05/13/11
808	OLIDIO SCANDOLO	535108	Purchase and Sale of Timber - Forest Promotion	10/21/15
809	OLIVEIRA E COMIDAL MONTAGENS ELÉTRICAS LTDA	519010	Provision of Services - Maintenance	Indefinite
810	OLIVEIRA PRODUTOS AGRICOLAS LTDA	708309	Rural Partnership - Rural Partnership	04/30/24
811	ON MONTAGENS E ISOLAMENTOS INDS LTDA	512405	Provision of Services - Maintenance	02/01/11
812	OP TIMBER OTIMIZAÇÃO E INFORMÁTICA LTDA	709808	Provision of Services - Information Technology	09/24/11
813	OP TIMBER OTIMIZAÇÃO E INFORMÁTICA LTDA	705807	IT License - Information Technology	Indefinite
814	OPMEC SERVICOS OPTICOS E MECANICOS COMER	514204	Provision of Services - Maintenance	08/09/11
815	ORGANIZAÇÃO EINSTEIN DE ENSINO S/S LTDA	524710	Agreement - Agreement	Indefinite
816	ORGANIZAÇÃO EINSTEIN DE ENSINO S/S LTDA	526809	Agreement - Educational	Indefinite
817	ORLANDO BALTIERI	512204	Purchase of Timber Rights - Timber	01/31/18
818	ORLANDO BALTIERI	516604	Purchase of Timber Rights - Timber	09/14/18
819	ORLANDO BALTIERI	705404	Rural Partnership - Rural Partnership	09/14/18
820	ORLANDO BALTIERI	704104	Rural Partnership - Rural Partnership	01/31/19
821	OSMAR SEBASTIÂO ALTO	544407	Purchase and Sale of Timber - Forest Promotion	01/01/15
822	OSVALDO ADOLFO GIANNELA	711705	Rural Partnership - Rural Partnership	06/19/19
823	OSVALDO ADOLFO GIANNELA	507005	Purchase of Timber Rights - Timber	07/19/19
824	OSVALDO ADOLFO GIANNELA	504206	Purchase of Timber Rights - Timber	02/19/20
625	OSVALDO ADOLFO GIANNELA	704106	Rural Partnership - Rural Partnership	05/19/20
826	OSVALDO CEZAR PAPESSO	539608	Purchase and Sale of Timber - Forest Promotion	12/21/15

827	OSVALDO CEZAR PAPESSO	511910	Purchase and Sale of Timber - Forest Promotion	05/13/17
828	OSVALDO MANTOVANI	506903	Purchase of Timber Rights - Timber	07/01/17
829	OSVALDO MANTOVANI	703303	Rural Partnership - Rural Partnership	07/01/17
830	OTÁVIO FERNANDO ANGOLINI	505907	Purchase and Sale of Timber - Forest Promotion	02/08/13
831	OTÁVIO FERNANDO ANGOLINI	507706	Purchase and Sale of Timber - Forest Promotion	05/08/14
832	PAC ENGENHARIA E COMÉRCIO DE EQUIPAMENTOS INDUSTRIAIS LTDA	506908	Provision of Services - Engineering	03/10/11
833	PAFIR AGROPECUÁRIA E PARTICIPAÇÕES LTDA	534208	Purchase and Sale of Timber - Forest Promotion	10/12/16
834	PAPER SOLUTIONS S/C LTDA	519710	Provision of Services - Consulting	02/27/11
835	PAPER SOLUTIONS S/C LTDA	513808	Provision of Services - Consulting	12/31/11
836	PAULO ALVES ESTEVES	512310	Purchase and Sale of Timber - Forest Promotion	05/17/18
837	PAULO ALVES ESTEVES	512410	Purchase and Sale of Timber - Forest Promotion	05/17/18
838	PAULO BOTELHO DE ABREU SAMPAIO	531209	Purchase and Sale of Timber - Forest Promotion	12/01/16
839	PAULO CESAR DOS SANTOS	514106	Purchase and Sale of Timber - Forest Promotion	08/02/13
840	PAULO DE TARSO CRIVELENTI PALMA	503004	Purchase of Timber Rights - Timber	05/01/17
841	PAULO DE TARSO CRIVELENTI PALMA	702804	Rural Partnership - Rural Partnership	05/01/17
842	PAULO DIAS NOVAES	517905	Purchase of Timber Rights - Timber	10/30/19
843	PAULO DIAS NOVAES	716905	Rural Partnership - Rural Partnership	10/30/19
844	PAULO GARCIA PALMA	506603	Purchase of Timber Rights - Timber	05/01/17
845	PAULO GARCIA PALMA	703603	Rural Partnership - Rural Partnership	05/01/17
846	PB CNC	514509	Provision of Services - Maintenance	07/07/11
847	PB ELETRICA E INSTRUMENTACAO LTDA	505407	Provision of Services - Maintenance	05/06/11
848	PC PACKER MADEIRAS - ME	707208	Provision of Services - Logistics	08/31/11
849	PEDRO DE SOUZA GÓIS	506607	Purchase and Sale of Timber - Forest Promotion	02/15/14
850	PEDRO DE SOUZA GÓIS	501209	Purchase and Sale of Timber - Forest Promotion	01/18/16
851	PEDRO LUIZ RAMELLA	533608	Purchase and Sale of Timber - Forest Promotion	10/09/15
852	PEDRO TADEU JORDAO	517705	Purchase of Timber Rights - Timber	07/19/19
853	PEDRO TADEU JORDAO	716805	Rural Partnership - Rural Partnership	07/19/19
854	PEOL MANUT INDL LTDA	519006	Provision of Services - Maintenance	02/01/11

855	PEROXIDOS DO BRASIL LTDA	521206	Free lease - Equipment	08/30/11
856	PEROXIDOS DO BRASIL LTDA	516706	Supply - Timber/Products/Materials/Residues/Others	08/31/12
857	PEROXIDOS DO BRASIL LTDA	502793	Free lease - Equipment	Indefinite
858	PEROXIDOS DO BRASIL LTDA	502893	Free lease - Equipment	Indefinite
859	PETERS & PETERS COMERCIAL LTDA	510510	Purchase and Sale - Equipment	09/30/11
860	PHOENIX CONTACT IND E COM LTDA	510009	Provision of Services - Advisory	04/21/11
861	PHTEC ELETRONICA LTDA EPP	513204	Provision of Services - Maintenance	08/09/11
862	PINHEIRO MACHADO VIAGENS E TURISMO LTDA	511810	Provision of Services - Administrative Services	05/31/11
863	PIRAMBOIA LTDA	523106	Lease - Lease	01/15/20
864	PLANA IMÓVEIS S/C LTDA	707710	Lease - Real Property	08/22/11
865	PLANETARIUM EQUIPAMENTOS INFORMATICA E TELECOMUNICACOES LTDA	401904	Provision of Services - Information Technology	05/02/11
866	PORTO SEGURO AGROPECUÁRIA LTDA	531808	Purchase and Sale of Timber - Forest Promotion	09/24/15
867	PORTO SEGURO AGROPECUÁRIA LTDA	531908	Purchase and Sale of Timber - Forest Promotion	09/24/15
868	POTENCIAL FLORESTAL COMERCIO E TRANSPORT	710308	Provision of Services - Logistics	11/25/11
869	PR TELECOMUNICAÇÕES E INFORMÁTICA LTDA - ME	703710	Provision of Services - Information Technology	05/09/11
870	PRAXXIS - CONTROLE INTEG DE PRAGAS LTDA- GUARDA-CHUVA	510610	Provision of Services - Pest Control	05/01/11
871	PRAXXIS - CONTROLE INTEG DE PRAGAS LTDA- GUARDA-CHUVA 515408	515408	Provision of Services - Pest Control	05/26/11
872	PRAXXIS - CONTROLE INTEG DE PRAGAS LTDA- GUARDA-CHUVA 515408	510710	Provision of Services - Pest Control	05/31/11
873	PREVER SERVS E SOLUCOES LTDA	506409	Provision of Services - Maintenance	03/17/11
874	PRIMAR ENGENHARIA & TOPOGRAFIA S/S LTDA	528709	Provision of Services - Topography	10/31/11
875	PROGRAMARTE CONSULTORIA E DESENV. DE SOFTWARE LTDA.	517806	IT License - Information Technology	08/15/11
876	PROJ LAB LABORATORIOS, COM E SERVS LTDA	536807	Provision of Services - Maintenance	02/01/11

877	PROMACO ASSESS. SERV. E COM. LTDA	523309	Provision of Services - Maintenance	08/31/11
878	PROMACO ASSESS. SERV. E COM. LTDA	506404	Provision of Services - Maintenance	Indefinite
879	PROSWECO DO BRASIL SC LTDA	521807	Provision of Services - Maintenance	06/18/11
880	PROTONS MATERIAIS E SERVIÇOS ELETRICOS LTDA - EPP	702909	Provision of Services - Maintenance	03/31/11
881	PSN MONTAGENS E MANUTENÇÃO INDUSTRIAL LTDA	526607	Provision of Services - Assembly in General	09/30/11
882	PUGLIANO E TURINI - SOCIEDADE DE ADVOGADOS	501910	Provision of Services - Administrative Services	10/30/11
883	Q.A ELETRICIDADE LTDA -ME	704809	Provision of Services - Maintenance	04/30/11
884	QUARK IND COM E SERVS LTDA	203406	Provision of Services - Maintenance	06/30/11
885	QUATRO IRMAOS - PREST DE SERVS DE REMOCA	706110	Provision of Services - Forest Exploitation	07/01/11
886	QUEST ENGENHARIA LTDA ME	501210	Provision of Services - Maintenance	12/31/11
887	QUIMICA INDL SUPPLY LTDA	524409	Provision of Services - Analysis and Monitoring	09/14/11
888	R.B. MANUT INDL LTDA	527107	Provision of Services - Maintenance	07/16/11
889	RADIO AZUL CELESTE LTDA	501708 (*)	Provision of Services - Marketing and Communications	Indefinite
890	RÁDIO NOTÍCIAS DE AMERICANA LTDA	501808 (*)	Provision of Services - Marketing and Communications	Indefinite
891	RADIOTEC TECNOL E RADIACAO LTDA	702609	Provision of Services - Maintenance	03/31/11
892	RAIA S/A - DROGA RAJA	530008	Agreement - Pharmacy	08/31/11
893	RASA AGRO INDUSTRIAL S/A	524306	Purchase and Sale of Timber - Forest Promotion	12/17/14
894	RAUL CARLOS PEREIRA BARRETTO	512305	Purchase and Sale of Timber - Forest Promotion	10/16/12
895	RDF TRANSPORTES E MUDANCAS LTDA-ME	519510	Provision of Services - Logistics	08/18/11
896	REGIMAC TERRAPLENAGEM E CONSTRUÇÕES LTDA	528308	Provision of Services - Equipment	07/31/11
897	REGMED TECNOLOGICA LTDA	513610	Provision of Services - Maintenance	Indefinite
898	REINALDO ANASTACIO DA SILVA	515108	Purchase and Sale of Timber - Forest Promotion	05/25/16
899	RENATO GOMES DA SILVA	512705	Purchase and Sale of Timber - Forest Promotion	10/17/12

900	RENATO COMES DA SILVA	512805	Purchase and Sale of Timber - Forest Promotion	10/31/13
901	RENATO COMES DA SILVA	709807	Rural Partnership - Rural Partnership	05/01/20
902	RENATO GONCALVES FONSECA	703908	Rural Partnership - Rural Partnership	07/02/22
903	RETEC COML LTDA	212006	Provision of Services - Maintenance	05/31/11
904	REVISERV COM. E SERVICOS DE PROD. ELETRO	535207	Provision of Services - Maintenance	02/01/11
905	REVITEC COM DE PRODS ELETROMECANICOS LTD	531609	Provision of Services - Maintenance	12/03/11
906	RIACHO PRESTADORA DE SERVIÇOS DE CORTE DE MADEIRA LTDA- EPP	706910 (*)	Provision of Services - Forest Exploitation	Indefinite
907	RIBEIRÃO VEDAÇÕES	517208	Provision of Services - Maintenance	06/09/11
908	RICARDO DE JESUS REIS - ME	532309	Provision of Services - Analysis and Monitoring	12/19/11
909	RICARDO JEAN TOMB	515005	Purchase and Sale of Timber - Forest Promotion	11/29/12
910	RICARDO JEAN TOMB	514905	Purchase and Sale of Timber - Forest Promotion	11/29/13
911	RICARDO JOSÉ SCHMIDT	528007	Purchase and Sale of Timber - Forest Promotion	09/17/14
912	RIEMA EMPREENDIMENTOS IMOBILIARIOS LTDA	500209	Provision of Services - Administrative Services	12/31/11
913	RIZEL INSTALAÇÕES ELÉTRICAS LTDA	509310	Provision of Services - Maintenance	Indefinite
914	RIZEL INSTALAÇÕES ELÉTRICAS LTDA	706210	Provision of Services - Maintenance	Indefinite
915	RL SISTEMAS DE HIGIENE LTDA	514408	Supply - Timber/Products/Materials/Residues/Others	06/30/11
916	ROBERTO MANTOVANI FILHO	506803	Purchase of Timber Rights - Timber	07/01/17
917	ROBERTO MANTOVANI FILHO	703503	Rural Partnership - Rural Partnership	07/10/19
918	RODOVISA TRANSPORTES LTDA	527709	Provision of Services - Logistics	10/19/11
919	RODOVITOR LTDA	529209	Provision of Services - Logistics	11/15/11
920	RODRIGO BRAGA SIMÔES MATHIAS	507808	Purchase and Sale of Timber - Forest Promotion	03/11/14
921	RODRIGO DOS SANTOS CARVALHO	544607	Purchase and Sale of Timber - Forest Promotion	01/01/13
922	RODRIGO GIORGI ALMEIDA BUENO	544007	Purchase and Sale of Timber - Forest Promotion	03/26/15
923	ROGÉRIOSILVEIRACEZAR	701009	Free lease - Area	12/14/11
924	ROMERO & SANTOS LTDA	702809	Provision of Services - Civil Repair	03/31/11
925	ROSA MARIA DE MORAES PACCOLA	713205	Lease - Real Property	05/31/11

926	ROSANA LUCIA PEREIRA DA SILVA ME	215190	Agreement - Pharmacy	Indefinite
927	ROSELI METHNER DELA LIBERA	508006	Purchase of Timber Rights - Timber	07/10/19
928	ROSELI METHNER DELA LIBERA	703606	Rural Partnership - Rural Partnership	07/10/19
929	ROSEMARY SABINO MARTINO GONÇALVES E OUTRA	708910	Rural Partnership - Rural Partnership	10/19/24
930	ROSSETTI - DIAGNOSTICO POR IMAGEM SOCIEDADE SIMPLES LTDA.	504106	Provision of Services - Occupational Medicine	03/31/11
931	ROTIA INDUSTRIAL E COMERCIAL LTDA	513209	Provision of Services - Installation	06/04/11
932	RUST ENGENHARIA LTDA	512904	Provision of Services - Maintenance	08/09/11
933	5. 5. ANGELICO SERVIÇOS EM CONSTRUÇÃO CIVIL LTDA	212906	Provision of Services - Civil Repair	08/09/11
934	S.M. SERVICE DO BRASIL LTDA	514409	Provision of Services - Maintenance	07/14/11
935	SADLOG TRANSPORTES LTDA	509710	Provision of Services - Logistics	04/29/11
936	SAMARITA IND E COM LTDA	505403	Free lease - Area	04/01/11
937	SAMATEC ENG, INSTALACAO E COM LTDA	510403	Provision of Services - Maintenance	Indefinite
938	SAPRA LANDAUER SERV DE ASSESS E PROTECAO	5114791	Provision of Services - Occupational Medicine	01/31/12
939	SAVCOR PROCESS LTDA	712105	IT License - Information Technology	05/31/11
940	SCHENCK PROCESS EQUIPS INDIS LTDA.	510906	Provision of Services - Maintenance	06/30/11
941	SCF-INEIDER ELECTRIC BRASIL LTDA	513910 (*)	Provision of Services - Installation	Indefinite
942	SE - CONSTRUÇÕES ELÉTRICAS E CIVIL LTDA	704809 —	Provision of Services - Civil Construction	05/17/11
943	SEBASTIÂO APARECIDO FINI	522207	Purchase and Sale of Timber - Forest Promotion	06/24/14
944	SEBASTIÃO BLANCO MACHADO	513507	Purchase and Sale of Timber - Forest Promotion	04/12/15
945	SEBASTIAO DE BARROS	517006	Purchase and Sale of Timber - Forest Promotion	09/13/14
946	SEMAN INDUSTRIA DE EQUIPAMENTOS INDUSTRIAIS LTDA	505209	Provision of Services - Installation	03/10/11
947	SENAI - PROF. DR. EURYCLIDES	526609	Agreement - Educational	Indefinite
948	SERASA - CENTRALIZAÇÃO DE SERVIÇOS DOS BANCOS S/A	530808	Provision of Services - Administrative Services	08/31/11
949	SERGIO AUGUSTO MARTINS FARIA	510405	Purchase and Sale of Timber - Forest Promotion	09/19/12

950	SERGIO LUIZ BALTIERI	516704	Purchase of Timber Rights - Timber	09/14/18
951	SERGIO LUIZ BALTIERI	705304	Rural Partnership - Rural Partnership	09/14/18
952	SÉRGIO TAMASSIA BARREIRA	510305	Purchase and Sale of Timber - Forest Promotion	10/21/12
953	SERRALHERIA A GARCIA AMERICANA LTDA	509510	Provision of Services - Installation	Indefinite
954	SERRALHERIA PLANALTO IBATÉ LTDA	517009	Provision of Services - Installation	07/28/11
955	SERTO TOPOGRAFIA LTDA	704407	Provision of Services - Georeferencing	07/31/11
956	SERVIÇO NACIONAL DE APRENDIZAGEM INDUSTRIAL	419491	Agreement - Educational	Indefinite
957	SERVIÇO SOCIAL DA INDUSTRIA	521909	Provision of Services - Occupational Medicine	Indefinite
958	SERVIÇO SOCIAL DA INDUSTRIA DO PAPEL, PAPELÃO E CORTIÇA DO ESTADO DE SÃO PAULO	501601	Provision of Services - Administrative Services	12/31/11
959	SERVIÇOS E TRANSPORTE SOLEVANTE LTDA	523010	Lease - Lease of Equipment	02/14/11
960	SERVILAB COMERCIO E SERVIÇOS LTDA ME	533009	Provision of Services - Maintenance	12/22/11
961	SERVILUB COMERCIO E SERVICOS DE LUBRIFICACAO LTDA ME	518810	Provision of Services - Maintenance	Indefinite
962	SERVMAN SERVS DE MANUT INDL LTDA	210606	Provision of Services - Maintenance	07/06/11
963	SET POINT COM E IND LTDA	507510	Provision of Services - Maintenance	Indefinite
964	SG CERÂMICAS AVANÇADAS LTDA	453230	Provision of Services - Advisory	10/27/11
965	SGA ENG DE SEGURANCA E PROTECAO AMBIENTA	502410	Provision of Services - Occupational Medicine	02/04/11
966	SGA ENG DE SEGURANCA E PROTECAO AMBIENTA	504109	Provision of Services - Occupational Medicine	03/01/11
967	SGA ENG DE SEGURANCA E PROTECAO AMBIENTA	515609	Provision of Services - Occupational Medicine	08/04/11
968	SHIPEL EQUIPAMENTOS ELÉTRICOS LTDA	519907	Provision of Services - Installation	05/29/11
969	SICK SOLUCAO EM SENSORES LTDA.	503010	Provision of Services - Analysis	01/24/12
970	SIDERQUIMICA IND E COM DE PRODS QUIMICOS	519210	Free lease - Equipment	08/22/11
971	SIEMENS LTDA	503110	Provision of Services - Maintenance	01/19/12
972	SILVIO FINI	505307	Purchase and Sale of Timber - Forest Promotion	02/04/14

973	SIMI MANUTENCAO DE ELEVADORES LTDA.-ME	515606	Provision of Services - Maintenance	08/09/11
974	SIMI MANUTENCAO DE ELEVADORES LTDA.-ME	523809	Provision of Services - Maintenance	08/29/11
975	SIMPRESS COMÉRCIO, LOCAÇAO E SERVIÇOS LTDA	536007	Lease - Equipment	12/31/12
976	SINC DO BRASIL INSTRUMENTAÇÃO CIENTÍFICA LTDA	520510	Provision of Services - Start-up	Indefinite
977	SINDUS MANUT E SISTEMAS INDIS LTDA.	501410	Provision of Services - Maintenance	12/31/11
978	SINDUS MANUT E SISTEMAS INDIS LTDA.	516305	Provision of Services - Maintenance	Indefinite
979	SKF DO BRASIL LTDA	518706	Provision of Services - Equipment	10/30/11
980	SKF DO BRASIL LTDA	520910	Free lease - Equipment	10/30/11
981	SKY BRASIL SERVIÇOS LTDA	513210	Adhesion - Administrative Services	05/31/11
982	SOBLOCO CONSTRUTORA S/A	204089	Lease - Lease	01/31/12
983	SOCIEDADE BENEFICIENTE ISRAELITA BRASILEIRA HOSPITAL ALBERT EINSTEIN	502009 (*)	Provision of Services - Hospital Services	Indefinite
984	SODEXHO DO BRASIL COML LTDA	521009	Free lease - Equipment	04/30/11
985	SODEXHO DO BRASIL COML LTDA	517408	Lease - Equipment	06/15/11
986	SODEXHO DO BRASIL COML LTDA	527409	Supply - Food Products	10/31/11
987	SODEXHO DO BRASIL COML LTDA	506709	Supply - Food Products	12/31/11
988	SODEXHO DO BRASIL COML LTDA	522109	Supply - Food Products	09/30/12
989	SOLUTION AUTOMAÇÃO INDUSTRIAL LTDA	518209	Provision of Services - Maintenance	08/05/11
990	SOLUTION AUTOMAÇÃO INDUSTRIAL LTDA	514610	Provision of Services - Engineering	Indefinite
991	SOMA - SERVICO ORIENTACAO MENORES AMERIC	524610	Agreement - Educational	03/25/12
992	SOMA - SERVICO ORIENTACAO MENORES AMERIC	528109	Agreement - Educational	04/23/12
993	SOMA - SERVICO ORIENTACAO MENORES AMERIC	509810	Agreement - Educational	06/16/12
994	SOMA - SERVICO ORIENTACAO MENORES AMERIC	515110	Agreement - Educational	09/22/12
995	SOMAAGROPECUARIA LTDA	509206	Purchase of Timber Rights - Timber	06/07/20
996	SOMA AGROPECUARIA LTDA	705806	Rural Partnership - Rural Partnership	06/07/20
997	SONDAGUA POCOS ARTESIANOS LTDA	531709	Provision of Services - Engineering	12/06/11
998	SONDOSOLO GEOTECNIA E ENGENHARIA LTDA	205606	Provision of Services - Engineering	05/02/11

999	SONOCO DO BRASIL LTDA	521310	Supply - Materials	07/31/15
1000	SOS SERVICE COMERCIO E ENGENHARIA LTDA	529608	Provision of Services - Maintenance	06/30/11
1001	SOS-SERVICE COMÉRCIO E SERVIÇOS LTDA EPP	212306	Provision of Services - Maintenance	Indefinite
1002	SOTERRA SERVIÇOS AGRÍCOLAS LTDA - ME	700610 (*)	Provision of Services - Forest Roads	Indefinite
1003	SOUZA MARQUES COMÉRCIO DE REVESTIMENTOS LTDA	521810	Provision of Services - Maintenance	Indefinite
1004	SPENCER TECNOL LTDA	515210	Provision of Services - Maintenance	06/08/11
1005	SPIDER TECNOLOGIA IND. E COM. LTDA.	522710	Provision of Services - Electrical, Mechanical and Civil Engineering Services	Indefinite
1006	SPIRAX-SARCO IND E COM LTDA	202006	Provision of Services - Maintenance	07/06/11
1007	STADLER & CIA LTDA.	704199	Agreement - Pharmacy	Indefinite
1008	STAHL TALHAS E SERVS LTDA	531909	Provision of Services - Maintenance	12/06/11
1009	STDE TECNOLOGIA LTDA	202806	Provision of Services - Engineering	07/06/11
1010	STEMMANN EQUIPS LTDA	506910	Provision of Services - Maintenance	Indefinite
1011	STI INDL LTDA	528607	Provision of Services - Maintenance	06/30/11
1012	SUATRANS LTDA.	710107	Provision of Services - Logistics	09/02/11
1013	SUATRANS LTDA.	213906	Provision of Services - Maintenance	12/31/11
1014	SUBAQUATICA CONSTRUCOES E COM LTDA - ME	509010	Provision of Services - Underwater	03/31/11
1015	SUBAQUATICA CONSTRUCOES E COM LTDA - ME	204106	Provision of Services - Civil Construction	07/06/11
1016	SUELY PINOTTI	710410	Rural Partnership - Rural Partnership	11/30/24
1017	SUMAQ	515509	Lease - Equipment	07/14/11
1018	SUROL SUPORTES EM ROLOS LTDA	203106	Provision of Services - Maintenance	07/06/11
1019	SUZANO PAPEL E CELULOSE S/A	513606	Free lease - Real Property	07/25/11
1020	SYSFLOR CERTIFICAÇÕES DE MANEJO E PRODUTOS FLORESTAIS LTDA - EPP	402803	Provision of Services - Audit	03/10/14
1021	SYSFLOR CERTIFICAÇÕES DE MANEJO E PRODUTOS FLORESTAIS LTDA - EPP	508709	Provision of Services - Audit	03/10/14
1022	SYSFLOR CERTIFICAÇÕES DE MANEJO E PRODUTOS FLORESTAIS LTDA - EPP	703009	Provision of Services - Audit	03/10/14

1023	TOM. TURBINAS IND E COM LTDA	207306	Provision of Services - Maintenance	07/06/11
1024	T.M.C ENTREGAS RAPIDAS LTDA ME	500204	Provision of Services - Logistics	12/31/11
1025	TAG CONSULTORIA E SERVIÇOS DE AUTOMAÇÃO INDUSTRIAL LTDA	539708	Provision of Services - Maintenance	08/09/11
1026	TALENT SOLUTIONS COMUNICACAO VISUAL LTDA	523006	Provision of Services - Consulting and Advisory	11/16/11
1027	TEADIT JUNTAS LTDA	518309	Provision of Services - Maintenance	08/05/11
1028	TECAP TECNOL, COM E APLICACOES LTDA	522009	Provision of Services - Maintenance	08/26/11
1029	TECHNICAL CLEANER COMÉRCIO E SERVIÇOS LTDA	511809	Provision of Services - Analysis and Monitoring	05/14/11
1030	TECHS TECNOLOGIA EM HARDWARE E SOFTWARE LTDA - ME	708510	Provision of Services - Systems	09/02/11
1031	TECLINK AUTOMACAO INDL LTDA.	501310	Provision of Services - Systems	12/31/11
1032	TECLINK AUTOMACAO INDL LTDA.	205706	Provision of Services - Consulting	Indefinite
1033	TECNAL MULTIFLORA SERVICOS FLORESTAIS	704910	Provision of Services - Forest Exploitation	07/15/11
1034	TECNICAD PROJETO EAUTOMACAO INDL LTDA	515510	Turnkey Agreement- Civil Construction	02/18/11
1035	TECNICAD PROJETO E AUTOMACAO INDL LTDA	532609	Provision of Services - Engineering	03/31/11
1036	TECNICAD PROJETO E AUTOMACAO INDL LTDA	525508	Provision of Services - Engineering	06/30/11
1037	TECNICAD PROJETO E AUTOMACAO INDL LTDA	500010	Provision of Services - Consulting	12/31/11
1038	TECNICAD PROJETO E AUTOMACAO INDL LTDA	520210	Provision of Services — Electrical, Mechanical and Civil Engineering Services	Indefinite
1039	TECNOCOOP INFORMATICA C DE T DE A T A E DE P DADOS LTDA	532809	Provision of Services - Maintenance	Indefinite
1040	TECNOFINK LTDA	539108	Provision of Services - Maintenance	08/09/11
1041	TECNOVED SEAL TECNOL EM VEDACOES INDLS L	206806	Provision of Services - Maintenance	05/24/11
1042	TECTURBO COMPRESSORES PECAS E SERVS LTDA	523806	Provision of Services - Maintenance	02/01/11
1043	TECVIX PLANEJAMENTO E SERVS LTDA	210206	Provision of Services - Maintenance	07/06/11
1044	TEDESCHI TRANSPORTES RODOVIÁRIOS LTDA EPP	708109 (*)	Provision of Services - Logistics	Indefinite

1045	TELECOM DE SAO PAULO S.A. - TELESP	527309	Provision of Services - Telecommunications	04/20/11
1046	TELECOM DE SAO PAULO S.A. - TELESP	535508	Provision of Services - Telecommunications	Indefinite
1047	TELECOM DE SAO PAULO S.A. - TELESP	700808	Provision of Services - Telecommunications	Indefinite
1048	TELEFÔNICA EMPRESAS S/A	531708	Provision of Services - Telecommunications	08/16/11
1049	TELETAXI - COOPERATIVA DE TAXISTAS DE AMERICANA E REGIÃO	706310	Provision of Services - Employee Transportation	04/14/11
1050	TELETAXI - COOPERATIVA DE TAXISTAS DE AMERICANA E REGIÃO	527909	Provision of Services - Employee Transportation	10/25/11
1051	TELMA BIAGIO DROGARIA LTDA ME	5221290	Agreement - Pharmacy	06/15/11
1052	TELMA BIAGIO DROGARIA LTDA ME	5221390	Agreement - Pharmacy	06/15/11
1053	TEMPO MEIO AMBIENTE CONSULTORIA LTDA	537307	Provision of Services - Consulting	08/09/11
1054	TEMPO MEIO AMBIENTE CONSULTORIA LTDA	523610	Provision of Services - Environmental Engineering	12/31/11
1055	TEMPO MEIO AMBIENTE CONSULTORIA LTDA	512209	Provision of Services - Advisory	01/31/12
1056	TERESA CASSAROTI TUONO	711007	Rural Partnership - Rural Partnership	08/31/22
1057	TERESINHA COLOMBO SILVA	712807	Rural Partnership - Rural Partnership	12/16/21
1058	TERMODINÃMICA SERVIÇOS DE AR CONDICIONADO LTDA	541107	Provision of Services - Maintenance	08/09/11
1059	THERMOCONSULT CONSULT TERMOGRAFICA LTDA	505805	Provision of Services - Technical Inspection	05/01/11
1060	TICKET SERVS SA	534008	Provision - Administrative Services	09/17/11
1061	TICKET SERVS SA	535308	Provision - Administrative Services	09/18/11
1062	TICKET SERVS SA	707608	Provision - Administrative Services	10/15/11
1063	TICKET SERVS SA	515105	Provision of Services - Administrative Services	Indefinite
1064	TIDE PRESTAÇÃO DE SERVIÇO FLORESTAL LTDA	706610	Provision of Services - Forest Exploitation	06/30/11
1065	TIDE PRESTAÇÃO DE SERVIÇO FLORESTAL LTDA	706708	Provision of Services - Forest Exploitation	08/11/11
1066	TIME-NOW ENG LTDA	509808	Provision of Services - Advisory	01/31/11
1067	TIPOGRAFIA ITARARE LTDA	709110	Provision of Services - Marketing and Communications	06/24/11

1068	TOLEDO DO BRASIL IND DE BALANCAS LTDA	533109	Provision of Services - Maintenance	02/20/11
1069	TOP CLIP PRODUCOES LTDA.	508506	Provision of Services - Administrative Services	03/09/11
1070	TOTVS S/A	540408 (*)	IT License - Information Technology	Indefinite
1071	TOUTATIS CLIENT SERVICES CONSULTORIA DO BRASIL LTDA	403804	IT License - Information Technology	02/28/11
1072	TOVER TRANSPORTES LTDA	700910 (*)	Provision of Services - Logistics	Indefinite
1073	TOYOBO DO BRASIL INDÚSTRIA TÊXTIL LTDA	505904	Free lease - Real Property	05/31/11
1074	TPK MULTIMIDIA LTDA	519609 (*)	Provision of Services - Marketing and Communications	Indefinite
1075	TRAMATERRA SILVICULTURA E TRANSPORTES LT	701710	Provision of Services - Forestry	02/20/11
1076	TRAMATERRA SILVICULTURA E TRANSPORTES LT	700608	Provision o Services - Forest Services	02/28/11
1077	TRAMATERRA SILVICULTURA E TRANSPORTES LT	701809	Free lease - Real Property	02/28/11
1078	TRAMATERRA SILVICULTURA E TRANSPORTES LT	701909	Free lease - Real Property	02/28/11
1079	TRAMATERRA SILVICULTURA E TRANSPORTES LT	710905 (*)	Free lease - Real Property	Indefinite
1080	TRAMATERRA SILVICULTURA E TRANSPORTES LT	711205 (*)	Free lease - Real Property	Indefinite
1081	TRANS THOMAZZI LTDA ME	703810	Provision of Services - Logistics	03/31/11
1082	TRANSCELESTIAL TRANSPORTES LTDA	528909	Provision of Services - Logistics	11/19/11
1083	TRANSFELTRIN TRANSPORTES E COM DE MADEIR	710110	Purchase and Sale - Timber	01/31/11
1084	TRANSFELTRIN TRANSPORTES E COM DE MADEIR	701410	Provision of Services - Forestry	02/20/11
1085	TRANSFELTRIN TRANSPORTES E COM DE MADEIR	705910	Provision of Services - Forest Exploitation	05/31/11
1086	TRANSFELTRIN TRANSPORTES E COM DE MADEIR	709009	Provision of Services - Logistics	10/27/11
1087	TRANSFELTRIN TRANSPORTES E COM DE MADEIR	701509	Free lease - Real Property	12/31/11
1088	TRANSMOTOR EQUIPS ELETRS LTDA	515204	Provision of Services - Maintenance	06/30/11
1089	TRANSPIRATININGA LOGISTICA E LOCACAO DE VEICULOS E EQTOS LTD	501906	Free lease - Real Property	03/03/11
1090	TRANSPIRATININGA LOGISTICA E LOCACAO DE VEICULOS E EQTOS LTD	520010	Provision of Services - Materials	11/14/12
1091	TRANSPIRES COMERCIO E TRANSPORTES LTDA	705210	Provision of Services - Logistics	07/15/11
1092	TRANSPIRES COMERCIO E TRANSPORTES LTDA	705410	Provision of Services - Forest Exploitation	07/15/11

1093	TRANSPORTADORA CRUZ DE MALTA LTDA	531607	Provision of Services - Technical Removal	08/10/11
1094	TRANSPORTADORA DE MADEIRAS POMBO LTDA - EPP	701010 (*)	Provision of Services - Logistics	Indefinite
1095	TRANSPORTADORA JAMANTAO LTDA	500610	Provision of Services - Logistics	01/14/12
1096	TRANSPORTADORA PIRES LTDA	706510	Purchase and Sale - Timber	01/31/11
1097	TRANSPORTADORA PIRES LTDA	705310	Provision of Services - Logistics	07/15/11
1098	TRANSPORTADORA RAMPAZO LTDA. - EPP	702510	Provision of Services - Logistics	03/31/11
1099	TRANSPORTADORA RIACHO LTDA.	703205 (*)	Provision of Services - Forest Exploitation	Indefinite
1100	TRANSPORTADORA TRÊS PRIMOS TRANSPORTE E COMERCIO DE MADEIRAS LTDA	706709	Provision of Services - Forest Exploitation	31/07111
1101	TRANSPORTADORA TRÊS PRIMOS TRANSPORTE E COMERCIO DE MADEIRAS LTDA	709708	Provision of Services - Logistics	08/31/11
1102	TRANSPORTADORA TRÊS PRIMOS TRANSPORTE E COMÉRCIO DE MADEIRAS LTDA	715105	Provision of Services - Forest Exploitation	09/30/11
1103	TRANSPORTES BORELLI LTDA	500510 (*)	Provision of Services - Logistics	Indefinite
1104	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	523210	Provision of Services - Maintenance	02/14/11
1105	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	516303	Lease - Equipment	05/01/11
1106	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	516403	Provision of Services - Logistics	05/01/11
1107	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	513810	Provision of Services - Maintenance	06/30/11
1108	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	704310	Provision of Services - Forest Exploitation	07/15/11
1109	TRANSPORTES E SERVS IRMAOS MANZATTO LTDA	709008	Provision of Services - Logistics	08/31/11
1110	TRANSPORTES PESADOS TATUAPÉ IND E COM LTDA	520909	Provision of Services - Technical Removal	08/17/11
1111	TRES ESTRELAS AGROPECUARIA LTDA	507306	Purchase of Timber Rights - Timber	05/15/20
1112	TRES ESTRELAS AGROPECUARIA LTDA	704806	Rural Partnership - Rural Partnership	05/15/20
1113	TRIALL - COMERCIO E SERVICOS LTDA	540307	Provision of Services - Cleaning and Conservation	08/10/11
1114	TSUIOSHI YAMADA	517005	Purchase and Sale of Timber - Forest Promotion	12/31/13
1115	TSUIOSHI VAMADA	508408	Purchase and Sale of Timber - Forest Promotion	03/18/15

1116	UILSON DE SOUZA MOREIRA & CIA LTDA - ME	523209	Provision of Services - Maintenance	08/31/11
1117	UILSON DE SOUZA MOREIRA & CIA LTDA - ME	502910 (*)	Provision of Services - Maintenance	Indefinite
1118	ULISSES CASTILHO DE ALMEIDA	514407	Purchase and Sale of Timber - Forest Promotion	04/17/15
1119	UNICHEM PROCESSOS E CONSULTORIA LTDA	531208	Provision of Services - Engineering	06/30/11
1120	UNIKA RECURSOS HUMANOS E TERCEIRIZAÇAO DE SERVIÇOS LTDA	518010	Provision of Services - Recruitment and Selection	06/30/11
1121	UNIKA RECURSOS HUMANOS E TERCEIRIZAÇÃO DE SERVIÇOS LTDA	518110	Provision of Services - Recruitment and Selection	06/30/11
1122	UNIKA RECURSOS HUMANOS E TERCEIRIZAÇAO DE SERVIÇOS LTDA	707310	Provision of Services - Recruitment and Selection	06/30/11
1123	UNIKA RECURSOS HUMANOS E TERCEIRIZAÇÃO DE SERVIÇOS LTDA	707410	Provision of Services - Recruitment and Selection	07/31/11
1124	UNIMED SANTA BARBARA D’OESTE E AMERICANA COOPERATIVA DE TRABALHO MÉDICO	502200	Agreement - Pharmacy	Indefinite
1125	UNISAL	503009	Agreement - Educational	Indefinite
1126	UNITEST INSPEÇÕES LTDA ME	518409	Provision of Services - Maintenance	08/05/11
1127	UNIVERSIDADE DE SÃO PAULO	703806	Agreement - Educational	19/03/2011
1128	UNIVERSIDADE DE SÃO PAULO	536908	Agreement - Educational	23/11/2013
1129	UNIVERSIDADE FEDERAL DE SÃO CARLOS	709910	Agreement - Agreement	30/11/2011
1130	UNIVERSIDADE FEDERAL DE VIÇOSA	705809	Provision of Services - Forest Inventory	19/07/2011
1131	UNIVERSIDADE FEDERAL DO PARANA	709810	Agreement - Educational	30/11/2011
1132	USIMED DE STA. BARB. DOESTE E AMERIC COO	502400	Agreement - Pharmacy	Indefinite
1133	UZTECH SERVIÇOS DE INFORMÁTICA LTDA	532509	IT License - Information Technology	19/12/2011
1134	VAGAS TECNOLOGIA DE SOFTWARE LTDA	513410	IT License - Information Technology	14/07/2011
1135	VALBRAC INDUSTRIA COMÉRCIO E MANUTENÇÃO DE EQUIPAMENTO	533407	Provision of Services - Maintenance	31/03/2011
1136	VALTHERMO ENGENHARIA, SERVIÇOS E PRODUTOS LTDA	518310	Provision of Services - Consulting and Advisory	Indefinite
1137	VAM COMÉRCIO DE FERRAGENS LTDA - ME	517910	Provision of Services - Assembly in General	Indefinite

1138	VAN DER HOEVEN INDUSTRIA E COMERCIO DE ESTUFAS AGRICOLAS LTDA	709109	Provision of Services - Installation	19/12/2011
1139	VANDER FAVARIN BATISTELLA	502907 (*)	Provision of Services - Ergonomics	Indefinite
1140	VARANDRA SOLDAGEM & TECNOLOGIA	502210	Provision of Services - Maintenance	14/01/2012
1141	VENETUR TURISMO LTDA	511310	Provision of Services - Employee Transportation	02/05/2011
1142	VENETUR TURISMO LTDA	524509	Provision of Services - Employee Transportation	19/11/2011
1143	VENETUR TURISMO LTDA	504310	Provision of Services - Social Projects	31/12/2011
1144	VENKO SERVIÇOS ESPECIAIS EM ALTURA E ESPAÇOS CONFINADOS LTDA	527608	Provision of Services - Technical Inspection	30/06/2011
1145	VERA LUCIA METHNER BALDIN	508106	Purchase of Timber Rights - Timber	10/07/2019
1146	VERA LUCIA METHNER BALDIN	703706	Rural Partnership - Rural Partnership	10/07/2019
1147	VERA MARIA DE MOURA LEME PARRINI	509605	Purchase and Sale of Timber - Forest Promotion	31/08/2012
1148	VICENTE FUMAGALLI	504706	Purchase of Timber Rights - Timber	09/01/2020
1149	VICENTE FUMAGALLI	704306	Rural Partnership - Rural Partnership	09/01/2020
1150	VINTAGE AGROPECUARIA LTDA	7218391	Lease - Lease	09/12/2011
1151	VINTAGE AGROPECUARIA LTDA	715305	Rural Partnership - Rural Partnership	15/03/2019
1152	VINTAGE AGROPECUARIA LTDA	702109	Rural Partnership - Rural Partnership	30/11/2023
1153	VIVO S/A	401703	Provision of Services - Telecommunications	31/07/2011
1154	VLC IND E COM LTDA	545107	Provision of Services - Maintenance	01/02/2011
1155	VOITH PAPER MAQS E EQUIPS LTDA	449036	Provision of Services - Manpower	19/10/2011
1156	VOITH PAPER MAQS E EQUIPS LTDA	520409	Provision of Services - Maintenance	Indefinite
1157	VOITH-MONT MONTAGENS E SERVS LTDA	511104	Provision of Services - Maintenance	Indefinite
1158	VOTORANTIM CELULOSE E PAPEL S.A.	513506	Free lease - Real Property	07/25/11
1159	VULCOR VULCANIZACAO E COMERCIO LTDA	516307	Provision of Services - Maintenance	05/08/11
1160	VULCOR VULCANIZACAO E COMERCIO LTDA	516009	Provision of Services - Manpower	07/31/11
1161	W. DO PRADO -EPP	515806	Provision of Services - Maintenance	08/10/11
1162	W. FACCIOLI CONSULTORIA E ASSESSORIA LTDA	516909	Provision of Services - Manpower	07/31/11
1163	WAGNER SANCHES LEMOS	516105	Purchase and Sale of Timber - Forest Promotion	12/06/13
1164	WALDEMAR PEREIRA DE MELO	515403	Purchase of Timber Rights - Timber	10/31/17

1165	WALDEMAR PEREIRA DE MELO	706503	Rural Partnership - Rural Partnership	10/31/17
1166	WALDEMAR PEREIRA DE MELO	503304	Purchase of Timber Rights - Timber	11/30/17
1167	WALDEMAR PEREIRA DE MELO	702904	Rural Partnership - Rural Partnership	11/30/17
1168	WALDOMIRA MALAGUTTI LEITE	515404	Purchase of Timber Rights - Timber	01/01/18
1169	WALDOMIRA MALAGUTTI LEITE	704604	Rural Partnership - Rural Partnership	01/01/18
1170	WALTER BALDISSERA	702507	Lease - Real Property	09/30/11
1171	WALTER BALDISSERA	508508	Purchase and Sale of Timber - Forest Promotion	03/24/15
1172	WES ERGONOMIA E SAUDE OCUPACIONAL LTDA	502610	Provision of Services - Occupational Medicine	01/14/12
1173	WHITE MARTINS GASES INDUSTRIAIS LTDA	519304	Supply - Timber/Products/Materials/Residues/Others	03/30/11
1174	WOODTECH DO BRASIL SISTEMAS DE MEDIÇÃO LTDA	535008	Provision of Services - Maintenance	09/01/11
1175	W-SERVICE COM E SERVS EM EQUIPS ELETRS L	209506	Provision of Services - Maintenance	05/31/11
1176	WUSTENJET LIMPEZA TECNICA E COML LTDA	514709	Provision of Services - Technical Cleaning	07/19/11
1177	WUSTENJET LIMPEZA TECNICA E COML LTDA	511704	Provision of Services - Technical Cleaning	08/10/11
1178	WZ PLANEJAMENTO E TOPOGRAFIA S/S LTDA	705509	Provision of Services - Topography	12/31/11
1179	XCOM SOLUÇÕES INFORMÁTICA LTDA	515409	Provision of Services - Maintenance	08/02/11
1180	XERIUM TECHNOLOGIES BRASIL IND. E COM. 5	507109	Provision of Services - Installation	03/24/11
1181	XERIUM TECHNOLOGIES BRASIL IND. E COM. 5	203257	Provision of Services - Advisory	08/16/11
1182	XILOLITE S/A	507406	Free lease - Equipment	12/31/11
1183	XSE CONSULTORIA LTDA	210506	Provision of Services - Consulting and Advisory	05/31/11
1184	ZARAMELLO JR COMUNICAÇÃO LTDA ME	502408 (*)	Provision of Services - Marketing and Communications	Indefinite
1185	ZELEPEL IND E COM DE ARTEFATOS DE PAPEL	509907	Supply - Timber/Products/Materials/Residues/Others	03/31/11
1186	ZELEPEL IND E COM DE ARTEFATOS DE PAPEL	523909	Free lease - Equipment	09/15/11

Exhibit 9.3.2 — Governance Agreement

Governance Agreement

AGREEMENT

By this instrument and on the best form of law:

1.                                     VOTORANTIM CELULOSE E PAPEL S.A., with its principal place of business in the City and State of São Paulo, at Alameda Santos, 1357, 6th floor, enrolled with the National Corporate Taxpayers Register (CNPJ/MF) under No. 60.643.228/0001-21, herein represented pursuant to its Bylaws (hereinafter simply designated “VCP”); and

2.                                     SUZANO PAPEL E CELULOSE S.A., with its principal place of business in the City of Salvador, State of Bahia, at Avenida Prof. Magalhães Neto, 1.752, 2nd floor, suites 206/208, enrolled with the CNPJ/MF under No. 16.404.287/0001-55, herein represented pursuant to its Bylaws (hereinafter simply designated “SUZANO”);

(VCP and SUZANO hereinafter designated individually as “Partner” and jointly as “Partners”)

and as Intervening Party,

3.                                     ASAPIR PRODUÇÃO FLORESTAL E COMÉRCIO LTDA., a limited business company, with its principal place of business in Limeira, State of São Paulo, District of Lageado, no number, Building B, CEP 13480-021, enrolled with the CNPJ under No. 08.721.410/0001-33, herein represented by its legal representative (“Company”);

(VCP, SUZANO and Company hereinafter designated individually as “PARTY” and jointly as “PARTIES”)

WHEREAS the Partners were the only shareholders of Ripasa S.A. Celulose e Papel (“RIPASA”), a company to be thoroughly spun-off on September 1, 2008 (the “Total Spin-Off”);

WHEREAS the Partners entered into a Shareholders’ Agreement on October 31, 2006 of RIPASA (the “Shareholders’ Agreement”) ruling, among other matters, the parties’ obligation to carry out the total spin-off of RIPASA by transferring half of its net worth to VCP and half to SUZANO;

WHEREAS RIPASA’s industrial assets conveyed to the Partners by virtue of the Total Spin-off shall begin to be operated through Consórcio Paulista de Papel e Celulose — Conpacel (“Consortium”);

WHEREAS by virtue of the negotiations subsequent to execution of the Shareholders’ Agreement, the Total Spin-off shall result in the conveyance of portions of RIPASA’s net worth not only to the Partners, but to the Company as well;

WHEREAS, as a result of the Total Spin-off (i) all labor proceedings of RIPASA in course on September 1, 2008 shall be transferred to the Company, and (ii) all other administrative and legal proceedings of RIPASA in course on September 1, 2008 shall be transferred in a joint property regime to VCP and SUZANO;

WHEREAS the Partners wish to regulate the management of such proceedings as well as all the new proceedings concerning RIPASA’s operations that may emerge;

WHEREAS VCP and SUZANO each holds 50% of the shares in the Company’s capital; and

WHEREAS the Partners wish to continue to apply to the Company’s management the same corporate governance provided for in the Shareholders’ Agreement as well as the rules applicable in the Consortium Agreement entered into by the Partners on May 26, 2006 (the “Consortium Agreement”), to the cases applicable, in addition to establishing new rules for administration of the Company stipulated herein.

NOW THEREFORE, the Partners agree to the following:

1.                                      Application of rules of the Shareholders’ Agreement and the Consortium Agreement

By this instrument, the Partners agree to expressly apply to the Company mutatis mutandis the same rules provided for in the Shareholders’ Agreement and subsidiarily in the Consortium Agreement, as well as all other governance rules determined by antitrust authorities (CADE, SEAE, SDE) to Conpacel.

2.                                      Management of Administrative and Legal Proceedings of Ripasa

2.1.                            By this instrument, the Partners undertake to equally share (50% VC and 50% SUZANO) any earnings of any kind (“Earnings”) as well as costs, losses, damages and expenses (including, without limitation, court costs and reasonable attorney’s fees) (“Losses”) incurred by them, by the Company or by the Consortium as a result of any existing or future legal and administrative proceedings related to RIPASA’s operations, regardless of the Party to be claimed, except as provided for in item 2.4 below.

Sole paragraph — Credits and debits arising from Ripasa and transferred to VCP and SUZANO may be assigned, sold or otherwise negotiated by any of the Partners, obviously in the proportion held by each one, and the previous consent from other Partner is dispensed with provided that such assignment, sale or negotiation is expressly subject to the conditions of this instrument and also provided that they do not inflict on the other Partner any type of burden or cost.

2.2.                  The Partners agree that all legal and administrative proceedings received by Partner or the Company because of the Total Spin-off and/or new proceedings will be handled by law firms defined by mutual agreement between the legal departments of VCP and SUZANO (each of such firms shall be hereinafter referred to as “Outside Counsel”).

2.3.                  The Partner claimed in relation to RIPASA’s activities: (i) in a new legal or administrative proceeding or (ii) in a legal or administrative proceeding already existing, shall send a notice (“Notice”) to an Outside Counsel or in-house lawyer retained by Conpacel (“In-house Lawyer”) within one third (1/3) of the legal term provided for in law for filing of the defense or pronouncement under penalty of bearing the losses caused by the delay.

2.3.1.        The Partners shall always keep the Outside Counsel and/or In-house Lawyer instructed and shall also immediately inform the other Partner on any content of the Notices received.

2.3.2.        The Outside Counsel shall file the defense according to the general strategy pre-defined by the Partners for similar cases or, in extraordinary cases and without previous definition, shall provide the Partners with a legal opinion containing a description of the case and the nature of the contingent liability, an evaluation of the risk involved and legal recommendations, so that the Partners have support to make a decision between the immediate payment of the claim or the filing of defense.

2.4.                            Subject to the terms and conditions provided for in Exhibit 2.4, any of the Partners shall have, at any time, right to instruct the Outside Counsel or the In-house Lawyer to transact, make a settlement or drop a proceeding, action, motion or any other legal, administrative or arbitration claims concerning RIPASA’s activities (“Claim”), being sufficient for this purpose a prior communication, sent [fifteen (15)] days in advance to the other Partner, the Outside Counsel or In-house Lawyer about the decision. The financial disbursement for settlement of the corresponding liability shall be borne by the notified Partner as established in Exhibit 2.4, and it is herein agreed, however, that if the amount to be disbursed by the notified Partner is above two million reais (R$2,000,000.00) per proceeding or event, the transaction shall be previously authorized by the notified Partner.

2.5.                            Exhibit 2.5 contains a list of Claims currently in course as well as the chances of defeat (probable/possible/remote). The Partners undertake to jointly review and update the aforesaid exhibit every quarter on the date of the ITR closing.

2.6.                            The Partners undertake to reanalyze the conditions of this instrument six (6) months as from this date seeking any improvements or adjustments of specific matters, as the case may be, so as to maintain in good order the governance agreed herein.

IN WITNESS WHEREOF, the Partners sign this instrument through their legal representatives undersigned in three (3) counterparts of equal form and content for a single effect before two (2) witnesses undersigned.

São Paulo, September 1, 2008

(sgd) Paulo Prignolato, CFO and Investors Relations, CPF 085.379.378-60

(sgd) José Luciano Duarte Penido, CEO

VOTORANTIM CELULOSE E PAPEL S.A.

(sgd) Paulo Celso Bassetin, Executive Superintendent Officer and General Manager

ASAPIR PRODUÇÃO FLORESTAL E COMÉRCIO LTDA.

(sgd)

SUZANO PAPEL E CELULOSE

Witnesses:

1. (sgd)

Bruno (illegible) Santos

CPF: 304.285.048-75

2. (sgd)

Wilson Cezar Muniz

CPF 291.065.608-79

Exhibit 10.1.1 — Excerpt of the Agreement for Purchase and Sale of Establishments and Other Covenants

On the terms of article 1144 of the Civil Code, FIBRIA CELULOSE S.A., with its principal place of business in São Paulo, State of São Paulo, at Alameda Santos, 1357, 6th floor, Cerqueira César, CEP 01419-001, enrolled with the National Corporate Taxpayers Register(CNPJ/MF) under No. 60.643.228/0001-21, informs that it has assigned and transferred to SUZANO PAPEL E CELULOSE S.A., with its principal place of business in Salvador, State of Bahia, at Av. Professor Magalhães Neto, 1752, 2nd floor, suites 206, 207 and 208, Pituba, CEP 41810-012, enrolled with the CNPJ/MF 16.404.287/0001-55, its business units concerning Consórcio Paulista de Papel and Celulose — CONPACEL, located in the State of São Paulo, pursuant to the Business Unit Purchase Agreement and Other Covenants entered into between the same parties on January 31, 2011, and registered with the Commercial Registry of the State of São Paulo under No. [    ], in session of [    ].

Exhibit 10.1.3 — Employees Transferred

REGISTRATION	NAME
0902000238	ALDO OLIVETTI NETO
0902000600	ANTONIO JOSÉ PESSIM REZENDE
0902001194	DIORACI SANCHEZ SARTORETO
0902001665	GILBERTO DE LIÃO
0902001715	GILSON CÉSAR RAFACHO RESTA
0902001731	CLEONICE FRANCISCA DE CAMARGO
0902001814	JOSÉ CLÁUDIO XAVIER DE CAMPOS
0902001822	JOSÉ FRANCISCO DE BARROS
0902001939	JOSÉ MARINHO FILHO
0902001988	JOSÉ NEWTON FERREIRA DOS SANTOS
0902002044	DARCI FREITAS ROCHA
0902002242	JOSÉ SILVÉRIO DAS NEVES
0902003315	FRANCISCO ALVINO DA SILVA
0902003802	JALBAS TREVISOL
0902003836	JEOVÁ FELIX AMARO
0902003976	JOÃO APARECIDO LUIZ
0902004008	JOÃO BATISTA BISPO
0902004115	JOÃO CARLOS PEIXOTO
0902004198	JOÃO EMILIO DO NASCIMENTO
0902004420	JOÃO ROBERTO VICENTE
0902004487	JOÃO SÃO JOÃO FILHO
0902004651	JONAS VITTI
0902004768	VIOMAR AP EUGÊNIO DE SOUZA
0902005526	ANTONIO ROBERTO
0902005708	APARECIDO FÁTIMA SILVA
0902005831	EDEMIR SANCHES BUSTO
0902005856	EDIMILSON FRANCISCO AMARAL
0902006003	AILTON CUCATTI
0902006011	EDSON FRANCISCO FRANCO
0902006037	EDSON VALÉRIO
0902006128	ELIAS RAMOS
0902006573	JOSÉ APARECIDO CORACIM
0902007001	JOÃO GABRIEL DE GODOY
0902007290	ANTONIO JOSÉ ROSSI
0902007571	JOSÉ ANTONIO ROSA
0902008074	MARCOS ALBERTO DIAS FERRAZ
0902008405	JOSÉ CLÁUDIO BOLOGNESE
0902008702	MOISES PANARO
0902008884	PEDRO BATISTA GUIMARÃES
0902009254	VALDECI FERRACINI
0902009767	LAIT ARLINDO FERREIRA
0902009866	LEONILDO SANCHE ARTERO
0902010005	MAURÍLIO FILETI
0902010278	LUIZ FRANCISCO GONSALES
0902010328	LUIZ MARIO FAGNANI

0902010351	LUIZ DE OLIVEIRA ROSA
0902010617	ROBINSON DONISETE GALO
0902010641	NELSON PEREIRA CALDAS
0902010864	ELISEU MARCOS FAHL
0902010906	OSMAR ANDRADE DA SILVA
0902011201	JOSÉ FRANCISCO FILHO
0902011516	SEBASTIÃO FARIAS DE OLIVEIRA
0902011854	VALMIR GARCIA COSTA
0902011870	WALMIR LINARELLI
0902012100	JOSÉ SERGIO BAZZANA
0902012209	ODÉCIO OZELO
0902012381	TOMAZ MACIEU
0902012472	VLAMIR DE PAULA GALVÃO
0902012548	IDERALDO LUIZ PELICARI
0902012985	ANTONIO VALENTIM REAMI
0902013223	PEDRO ARROJO
0902013256	AURÉLIO ANTONIO DURAES DE MORAES
0902013363	CARLOS ALBERTO SCANTAMBURLO
0902013389	RICARDO MANOEL MOTTA
0902013413	CARLOS ALBERTO NEVES
0902013504	CLEMENTE MARTINS DE O FILHO
0902013538	WILSON THUTOMU GOTO
0902013637	ENERINO DE LARMELINA FILHO
0902013884	SERGIO ROBERTO DE AGUIAR
0902013892	NEIVALDO JESUS DE ROSSI
0902014015	ANTONIO CARLOS ZIVIANI
0902014999	CLÁUDIO ANTONIO DALFRE
0902015053	EDNILSON ROBERTO DAVANZO
0902015269	ANTONIO LOPES VIEIRA FILHO
0902015483	MARIA REGINA UCELLA
0902015582	ANDERSON ANTONIO MICHELLIM
0902015632	ÉLSON RENATO DE MARCIO
0902015848	DENIS FÁVERO BROCHI
0902015947	PAULO NASCIBENE MARGUTTI
0902016127	JAIME FERIAM
0902016176	SILVIO JOSÉ DE SOUSA
0902016614	BATISTA SALES LULIO
0902016820	RENATO TADEU ROSOLEN
0902016838	VALDIR FRANCISCO SERVIJA VECHINI
0902016960	LUIZ CARLOS CAMACHO
0902017612	ANTONIO KELLER NETO
0902017620	JOSÉ FURLAN
0902017711	DARCI BETINI DE OLIVEIRA
0902018107	NELSON LUIZ ZEPELIN
0902018289	ALEXANDRE GIACOMIN
0902018438	VALDIR MOURA DOS SANTOS
0902018727	AMAURI LUCIO RIZATTO
0902019287	JOSÉ ANTONIO ZUIN

0902019428	PAULO SERGIO VENDEMIATTI
0902019485	FRANCISCO MEDEIROS NETO
0902019576	CLAUDINEI SOUZA DE FREITAS
0902019691	ALMIR FIDELIS DA SILVA
0902020095	LUIS FERNANDO ANTUNES
0902020137	DIRCEU DE SOUZA
0902020541	WALTER LUIS TEIXEIRA ROQUE
0902020566	MAURICIO APARECIDO DE JULIO
0902020608	RENATO GENGHINI
0902020962	JOSÉ APARECIDO MARANGONI
0902021069	PAULO SERGIO SELERI
0902021192	JOÃO MARCELO LOPES
0902021283	AMARILDO SCHUMAHER
0902021390	SEIJI TANABE
0902021473	JOSÉ DIVINO DE CARVALHO
0902021481	ALBERTO PORCEL
0902021721	HENRY CHISTE FLEMING
0902021754	ROSELI T THOMAZINI BOLOGNESE
0902021796	OSVALDO BERNARDI
0902021820	VALDECIR BURGER
0902021879	PEDRO TAVEIRA DOS SANTOS
0902021895	ONIVALDO FELIX
0902021986	LUIS CARLOS GALDINO
0902022232	LUIZ DONIZETE DA SILVA
0902022323	ADENILSON MESSIAS CARVALHO
0902022364	WAGNER JOSÉ BERTTOLLI
0902022406	SUD MENNUCCI DE SOUSA
0902022414	DECIO ORTIZ DE CAMARGO
0902022505	SERGIO APARECIDO DE SOUZA
0902022521	EDSON APARECIDO BERNARDES
0902022539	MARIA SOLANGE MOLINA ROSSI
0902022844	AMILTON VITORIO
0902022935	VALERIA MANZATTO SANTOS
0902023420	EUCLEZIO LOPES DE MORAES
0902023693	ANTONIO SIDNEI PERRI
0902023776	CARLOS ROBERTO PILOTTO
0902023917	SINÉSIO SIMÃO
0902023982	LUIS CARLOS SALLES
0902024030	EDSON PELISSARI
0902024162	JOSÉ CARLOS SPANHA
0902024436	VÂNIO JOAQUIM DE SOUZA
0902024535	JOSÉVAL MONTEIRO DO NASCIMENTO
0902024642	JOSÉ ROBERTO DE ALENCAR
0902024659	JAIR JOSÉ LEITE
0902024683	LEONIL CORREIA
0902024733	PAULO SANTOS OLIVEIRA
0902024758	EDSON ROMILDO CARRINHO
0902024774	VALDEMIR BRANCO DE OLIVEIRA

0902024899	RENATO APARECIDO ZANAROLLI
0902025029	JOSÉ ANTONIO DE ALMEIDA
0902025193	ALCENI VAL
0902025300	MARIO INOCENTE
0902025383	CARLOS MARCELO SILVEIRA
0902025391	ANTONIO DE PÁDUA SOUZA CARVALHO
0902025409	ALESSANDRO ROGEL DA SILVA
0902025508	ANTONIO CARLOS ANDRELLA
0902025573	NILSON DE MELO ARAUJO
0902025623	CHARLES ZANELLATO
0902025698	JUVENAL SOARES DE SOUZA
0902025763	SEVERINO DOS SANTOS MONTEIRO
0902026167	MOISES SELEGUINI
0902026316	JOÃO CARLOS GOISSIS
0902026373	RONALDO JOSÉ GOTTARDO
0902026472	PAULO SERGIO PEREIRA
0902026498	FRANCISCO OLÍVIO DA SILVA
0902026548	JAIME GOISSIS
0902026571	KELSON ROBERTO F CARAPEBA
0902026795	JOSÉ MARCOS MORGADO
0902026894	AILTON MARTINS
0902026902	APARECIDO JOSÉ DE SOUZA
0902026951	ANTONIO CARLOS PAVAN
0902027058	FERNANDO CANDIDO DE OLIVEIRA
0902027330	SUSIMARE SACILOTTO
0902027348	LAUDECI APARECIDO BARATELA
0902027363	NILSON DONIZETI PEREIRA
0902027389	JOÃO MARQUES CORDEIRO NETO
0902027413	HELENO RODRIGUES DE MATOS
0902027512	JOSÉ DONIZETTE BOLDRIN
0902027587	NILSON DE NADAI
0902027660	WILSON JOSÉ DE PAULA
0902027694	JOSÉ APARECIDO LESO POLVERE
0902027702	JOSÉ VALDEIR RODRIGUES DE JESUS
0902027868	APARECIDO LOURENÇO BISPO
0902027876	ARILDO DIAS
0902027942	WAGNER BERTIE
0902028056	JOSÉ GONÇALVES PEREIRA
0902028064	MATEUS RODRIGUES DE ALMEIDA
0902028262	ORLANDO BOGRE
0902028346	CARLOS AP CARRENHO COCATO
0902028403	FIDELCINO RODRIGUES SILVA
0902028411	NIVALDO DOS SANTOS
0902028452	JESUS MATEUS
0902028502	JOSÉ CARLOS DOS SANTOS
0902028551	MARIO AUGUSTO GOMES
0902028627	AILTON DE AZEVEDO SOUZA
0902028866	NELSON JOSÉ TARDIVO

0902028908	CARLOS EVANGELISTA DE ANDRADE
0902028916	PAULO SERGIO DE OLIVEIRA
0902028981	ROBERTO LEMOS RIBEIRO
0902029054	MILTON DE MELO ARAUJO
0902029062	CÍCERO VICENTE DE LIMA
0902029070	NILSON PEREIRA DIAS
0902029179	JOSÉ PEREIRA DE SOUZA
0902029187	JAIR SANTINATO
0902029229	LUIZ ROBERTO BARBOSA GOMES
0902029260	VALDECI JOSÉ PASSARIM
0902029344	ANDERSON INSLEY FERIAM
0902029427	CLAUDENIR SAGRADIM
0902029443	JOSÉ LUIZ DE ROSSI
0902029450	ELIAS FERREIRA DA FONSECA
0902029518	CARMELINDO MENALDO JUNIOR
0902029674	REGINELI CRISTINA RACCHETTI CAZATTI
0902029708	ANTONIO CARLOS DE OLIVEIRA
0902029724	AGOSTINHO LOUREIRO
0902029765	ANGELO MARTELO NETTO
0902029773	ITAMAR BALLA FILHO
0902029880	HUMBERTO CARLOS CAMARGO
0902029914	MIGUEL SANSÃO
0902029971	NILDOMAR ZANCANE
0902029989	EDSON PAULO DOS SANTOS
0902030052	REINALDO GENGHINI
0902030086	ROBERTO SATOSHI SAWAMURA
0902030094	AMARILDO RICARDO GOMES
0902030128	ERONILDIS DA SILVA REIS
0902030136	EDELSON REJA
0902030144	VICENTE FAVARO
0902030201	RUBENS PEREZ
0902030243	PAULO CÉSAR SPERETTA
0902030383	FÁTIMA FERREIRA DE OLIVEIRA
0902030458	OSMAR APARECIDO SALVINO
0902030508	MARCIO SICOLIN
0902030540	ÉDERSON CÉSAR PAVAN
0902030573	CARLOS CÉSAR PIASSALE
0902030755	LUIZ TELES DA SILVA
0902030805	MARCOS CÉSAR DELFALQUE
0902030821	MAURO CÉSAR GRECO
0902030854	AMARILDO FERNANDES
0902030862	CARLOS AUGUSTO DELAFIORI
0902030896	MARCO ANTONIO FUZATO
0902031027	VALDIR SOLDERA
0902031050	JOÃO ALBERTO FORINI
0902031084	JOÃO FERREIRA DA SILVA
0902031100	SIDNEY MENDES
0902031308	AMBROSIO TEIXEIRA

0902031332	WALDOMIRO PELLISON
0902031506	GERSON DOMINGOS VIEIRA
0902031530	SILVÉRIO BEDANA
0902031928	MARCIO LUIS DORACIO MENDES
0902032124	PAULO HENRIQUE RODRIGUES MENDES
0902032207	ANDERSON CARRARA
0902032355	VALDECI ALVES DA SILVA
0902032389	ITAMAR ANTONIO FURLAN
0902032397	VALDENIR MANCHINI BALLA
0902032405	ALMIR NEVES E SILVA
0902032892	LUIZ PINTO BERNARDO
0902033080	CARLOS CAETANO DA SILVA
0902033353	WELLINGTON DE MOURA BUENO
0902033379	MARCIO ALESSANDRO RUFATO
0902033452	FLAVIO AMARAL JUNIOR
0902033494	GERSON ALBERTO ROSSI PIRONATO
0902033601	FABIO ANDRADE
0902033619	OSMAR AUGUSTO DA COSTA
0902033643	ROBERTO LUIZ GUERREIRO
0902033734	RONALDO ALEXANDRE WALDER
0902033759	LUIS ALBERTO DE OLIVEIRA
0902033767	ISMAEL GOMES
0902033825	LUIZ CARLOS DE ALMEIDA
0902033866	FRANCISCO DE ASSIS DA SILVA
0902033890	JOSÉ ENEAS DE OLIVEIRA
0902033940	FRANCISCO CARLOS SFERRA
0902033957	AMAURI ALVES DA CRUZ
0902033981	JOÃO LUIZ LOUREIRO
0902034021	CLAUDENIR PERPETUO DE MORAES
0902034039	HELIO OLIVEIRA DA SILVA
0902034104	AILTON ROZIN
0902034138	ALNIDES PEDRA
0902034153	ZENILDO SANTANA FERREIRA
0902034161	AMINOR DIANA
0902034195	PAULO HENRIQUE NASCIMENTO
0902034294	SIDNEY EDUARDO HORTOLAN
0902034427	JOSÉ EDUARDO DO NASCIMENTO
0902034500	CARLOS ALBERTO DINIZ
0902034518	EVERALDO BORTOLETTO OCANHA
0902034534	SIDNEY VIANA DE LIMA
0902034559	REGINALDO FERNANDO SOARES
0902034567	JOSÉ SILVIO DO NASCIMENTO
0902034633	SEBASTIÃO NETO DE MATOS
0902034732	LAURO MESSIAS BRAGA
0902034773	CARLOS ALBERTO DE SALES
0902034807	JOSÉ ROBERTO PAES
0902034955	JOSÉ MAURICIO ALVAREZ
0902034989	SÁLVIO FRANCISCO DE SOUZA

0902034997	EDVALDO GREGÓRIO DOS SANTOS
0902035002	JOSÉ LAMERA
0902035093	APARECIDO ROBERTO RAMOS DA SILVA
0902035135	MARINES MARTINS
0902035143	NAIM JULIO RIBEIRO
0902035168	JOÃO RONALDO DE TOLEDO
0902035192	IVO SILVÉRIO
0902035200	GILMAR BATISTA SANTANA
0902035259	JOSÉ EDILSON FIRMINO DE ALMEIDA
0902035275	LUIZ VANDERLEI ZAMPIERI
0902035283	MAURO SERGIO DEL CONTI
0902035358	ANDRE LUIS FERREIRA
0902035580	LUIZ MAURICIO SGARIONI
0902035606	FRANCISCO ALVES MARIN
0902035663	ROBSON GOMES DE OLIVEIRA
0902035689	TOMAZ PAULO DE MOURA
0902035697	VLADEMIR ASBAHR
0902035713	ADILSON BATISTA DA SILVA
0902035747	ADEMIR AIELLO
0902035762	ANDRE LUIS CAPUCCI
0902035770	MAURO JOSÉ DE OLIVEIRA
0902035895	RAIMUNDO COELHO DA SILVA
0902035911	ADEMIR INÁCIO NETO
0902035937	PAULO SERGIO ROSSETO
0902035945	RICARDO DIAS DE ARAUJO
0902035952	ANTONIO CARLOS PEIXOTO
0902035960	CLÁUDIO ROBERTO BEDANA
0902035994	ALEXANDRE SILVA NEVES
0902036034	CARLOS ALBERTO SERVELHERE
0902036059	MARCIO ANTONIO CAMILLO
0902036067	DONIZETE APARECIDO ASTOLFI
0902036075	ALDAIR JOSÉ DA SILVA
0902036083	ANTONIO BRAGA DE MACEDO
0902036091	CARLOS ALBERTO BARBOSA
0902036109	MARCOS CRUZ FERNANDES
0902036133	CARLOS JUVÊNCIO NATAL
0902036141	CLAUDEMIR APARECIDO DOS SANTOS
0902036158	JORGE ROBERTO MALVETONI
0902036166	MARCOS FLORÊNCIO DE ALBUQUERQUE
0902036174	ROGÉRIO APARECIDO CABRAL
0902036307	JOSÉ ROBERTO RAMOS DA SILVA
0902036315	ILTON BECEGATTO FERNANDES
0902036323	LUIS FORNAZARI
0902036331	OTAIDE MARTINS PAVANELI
0902036349	CLEIDE INDALECIO PRESENTE
0902036356	CLOVIS REIS SCARIN
0902036372	JAIR MATEUS
0902036380	JOSÉ ANTONIO DA SILVA

0902036398	JOSÉ CARLOS DOS SANTOS ARRUDA
0902036406	PAULO ROBERTO BATISTA DE SOUZA
0902036448	OSMAR ANTONIO ORTELANE
0902036463	CARLOS EDUARDO ALLEGRE
0902036471	EDILSON JOSÉ FREITAS
0902036497	MOISES RIBEIRO DOS SANTOS
0902036505	ADAUTO CARIATI SEDANO
0902036513	ALEXANDRE ROBERTO OLIVATO
0902036521	DEVALCIR ROBERTO BERNARDI
0902036539	ROBERTO MATOS VEIGA
0902036547	EDIE PASCHOAL BORBUREMA
0902036562	EMERSON BENITES PIROTA
0902036646	JOÃO BATISTA RELÍQUIAS
0902036653	MARCOS ROBERTO PINHEIRO
0902036679	PAULO ROBERTO RODRIGUES VIDIGAL
0902036687	ROBERTO MASOCA
0902036695	SERGIO MONTANI
0902036711	WANDERLEY SANCHES DOS SANTOS
0902036729	SILVIO FRANCISCO FELIX
0902036745	EDI CARLOS BARBATO
0902036752	EDILSON PEREIRA ROCHA
0902036877	SIMONE SIMOYAMA
0902036893	WAGNER ROGÉRIO BARBOSA DE MATOS
0902036927	DONIZETE APARECIDO Z PICOLO
0902036950	ELZO RODRIGUES
0902036976	JOEL MARCOS XAVIER
0902036992	MARCIO FRANCISCO PIAZENTIN
0902037040	GIOVANA AP SANCHES BRANDÃO DOS SANTOS
0902037081	MARCIONIL JOSÉ DOS SANTOS
0902037107	WAGNER PIMENTA DE ALMEIDA
0902037115	ANA LAURA VOLTAREL ANDRADE
0902037149	JORGE LUIS GONÇALVES LOPES
0902037156	PAULO ROGÉRIO JOVANELLI
0902037214	CARLOS ALBERTO MOROMIZATO
0902037230	ANDRE THOMAZ FRATTINI
0902037297	LUIZ CARLOS DOS SANTOS
0902037305	LUIZ ROBERTO RUBLO
0902037313	MARCIO ANTONIO CASAGRANDE
0902037339	PAULO SERGIO DE ARAUJO SILVA
0902037362	CLAUDINEI GIUNCO
0902037396	CLÁUDIO BORTOLOZZO
0902037412	AGNALDO SIQUEIRA
0902037420	CLAUDIA RENATA SOUZA
0902037438	ANTONIO PAULO FRANCO BARBOSA
0902037446	JOÃO CARLOS JOSSANI
0902037453	ANDRE LUIZ CARDOSO MENDES
0902037461	PAULO HENRIQUE GONÇALVES
0902037479	SIDNEI GONÇALVES PEREIRA

0902037487	ALEXSANDER MENDES
0902037495	SILVIO GOBBO
0902037511	WILSON APARECIDO DE SOUZA
0902037560	LUIS CARLOS LUIZON
0902037594	EDSON RONALDO AIZZA
0902037644	SILVIO CORREA LIMA
0902037685	CELSO ANTONIO SOLDA
0902037693	ADILSON FORNAZIERO JUNIOR
0902037701	ANTONIO BARBOSA DA SILVA
0902037727	CLAUDINEI PAULINO
0902037750	JOLDIMAR RODRIGUES
0902037784	TÂNIA NASCIMENTO DE CARVALHO ROCHA
0902037834	DANIEL ELIAS RIBEIRO
0902037842	MARCIO JOSÉ GEA RUIZ
0902037859	WILSON FERREIRA DA SILVA
0902037867	CLÁUDIO LISIAS LOPES PIRES JUNIOR
0902037917	FABIO TEIXEIRA LOPES
0902037966	MARCOS ANTONIO GIORA
0902037990	WANDER MARCEL SANTANA
0902038014	ADEMILSON DE GODÓI
0902038022	AGNALDO BUENO DE OLIVEIRA
0902038055	MARCOS ROBERTO F DE SOUZA
0902038063	PAULO HENRIQUE RIBEIRO
0902038097	ANTONIO ROGÉRIO LAZARO ROSSI
0902038105	DEMETRIO AGOSTINHO AMENT
0902038139	FRANCISCO DE ASSIS PINTO
0902038188	VLADIMIR DA CRUZ ROSÁRIO
0902038204	AGUINALDO DELMONDES
0902038212	MAURICIO RICARDO NAZATO
0902038220	ANTONINO GONÇALVES
0902038238	VALDECIR JOSÉ LUIS
0902038360	ROSIMEIRE DA SILVA S CAMPANELLI
0902038378	ELIS REGINA MARFIR BORGES
0902038469	SIDCLEY HERRERA
0902038519	ALDO MARCELO FUZETI
0902038527	VILSON MIRANDA MIGUEL
0902038626	ISAIAS GOUVEIA NEVES
0902038683	RONALDO SCANFERLA
0902038709	GILBERTO BRAZ DE OLIVEIRA
0902038782	ELENICE RAMOS DO NASCIMENTO
0902038816	KLINDER COELHO DOS SANTOS
0902038824	ALMIR CHIMETTO
0902038840	GILBERTO PROPICIO DA SILVA
0902038907	GILSON MARQUES DOS SANTOS
0902039004	CARLOS PEREIRA DA SILVA
0902039079	WALDA GRANCIERI
0902039111	ALCIDES GIACOMIN JUNIOR
0902039137	CARLOS EDUARDO QUINHOLI

0902039145	SANDRO JOSÉ COSTA
0902039152	ANTONIO CARLOS MARTINEZ
0902039160	CÍCERO APARECIDO GOMES DE ARAUJO
0902039236	SAMANTHA REGINA LUCHIARI
0902039277	MARIO CÉSAR CULHARI
0902039293	REGINALDO ADÃO DIAS
0902039327	DIRLEI WIEBECH SENNE
0902039335	CLAUDIMARCIO DONISETI DIAS
0902039350	EDNEI DE NOVAES MANHÃES
0902039368	JOSÉ ANTONIO LOURENÇO BISPO
0902039400	EDSON RODRIGUES
0902039434	MARCOS ALEXANDRE RAMOS
0902039459	APARECIDO DIAS DA COSTA
0902039475	JOÃO ANTONIO GOMES JUNIOR
0902039558	ALEXANDRE DE OLIVEIRA CREMONESI
0902039574	LUCIANO MARTINS LEÃO
0902039590	MARCOS AGUINALDO FERREIRA
0902039608	MARCIO JOSÉ DA SILVA
0902039806	RENATO EDUARDO OLIVEIRA
0902039863	MARCOS GONÇALVES MOURÃO
0902039871	RODRIGO JOSÉ TROQUI
0902039889	ALEXANDRO ROBERTO SIMÕES
0902039905	EDMILSON NICOLUZIO
0902039921	CARLOS CÉSAR GRIGOLETTO
0902039939	CARLOS ALBERTO BACARO MORELLI
0902039954	ERONIDES ARLINDO ALVES
0902039962	IVILEY CORREIA DE SANTANA
0902039970	EMERSON BALDENEBRO
0902040010	NELSON STIVAM DA SILVA
0902040028	GERSON VITARELI
0902040036	JOSÉ PEREIRA DE OLIVEIRA
0902040093	LUIS GUSTAVO S ALMEIDA
0902040119	ALICIO ALEXANDRE CALDEIRA
0902040168	HUDSON NOVAIS
0902040176	HUGO CÉSAR ZANELA
0902040184	JEAN FABIO MARZINOTTI
0902040192	MARCELO GOMES DA SILVA
0902040234	ROBSON BAPTISTA
0902040259	WALDINEY FERNANDES MEDINA
0902040267	DEVANIR JOSÉ DA SILVA
0902040309	ELCIO GONÇALVES MOURÃO
0902040366	RUI DE SOUZA
0902040390	WILSON BUENO CAMILO
0902040432	MARCOS ROGÉRIO F DOS SANTOS
0902040440	EDSON JOSÉ AMARAL DA SILVA
0902040473	MIGUEL GRECHI
0902040507	DANIEL HENRIQUE DE BARROS
0902040523	ROGÉRIO MARCOS RODRIGUES

0902040564	ARGEMIRO DA SILVA FERREIRA
0902040630	PATRIC REGIS SGARIONI
0902040655	SERGIO GAZOLI
0902040689	EDSON GAZZOLLI
0902040739	VALMIR INÁCIO DA SILVA
0902040747	VILSON BENEDITO DA CRUZ
0902040762	ANTONIO LUIZ DO AMARAL
0902040770	JONATA CARREON CORDEIRO
0902040788	CLOVIS ANTONIO DIAS FURTADO
0902040804	OCIMAR BARBOSA
0902040812	WILLIAN JOSÉ CUBAS
0902040879	JORGE APARECIDO DOMINGOS
0902040895	GEVANILDO GOLFE ANDREAZZI
0902040911	JOÃO SERGIO VASSOLER
0902040929	JULIO CÉSAR PIRES DE LUCIO
0902040945	MARCIO PEREIRA PELEGRINO
0902040952	RODRIGO REDIGOLO BRANDT
0902040978	JOÃO BATISTA BUIN
0902040994	RENATO NASCIMENTO DOS SANTOS
0902041018	DARIO RAMOS DE LUCENAS
0902041026	ADEMILSON NATAL NOVELI
0902041034	FERNANDO JERÔNIMO
0902041042	MARCIO ROBERTO VIEIRA
0902041067	RAPHAEL GIUBBINA
0902041141	EDMILSON JOSÉ DA SILVA
0902041158	RENATO ALVES DOS SANTOS
0902041166	PAULO ROGÉRIO MARTINS
0902041182	LUIZ CÉSAR DE SOUZA
0902041190	CELSO LUIZ SOMERA
0902041224	PAULO ROBERTO MATOS
0902041232	SEBASTIÃO PAULO DOS S JUNIOR
0902041240	APARECIDO D DE ALBUQUERQUE
0902041265	ANDERSON WILLIAN CARDUCCI
0902041299	FABIANO GÓIS DOS SANTOS
0902041331	WILLIAN MARQUES PEREIRA
0902041349	JOSÉ CARLOS GARCIA LISBOA
0902041356	ANTONIO TRINDADE DOS SANTOS
0902041364	ADILSON PEREIRA LEITE
0902041372	FABIO PELISSARI BARBOSA
0902041398	CAIO GUSTAVO PADOVANI
0902041414	ALESSANDRO VICOZO CECCONELLO
0902041422	MARCELO ALEXANDRE SENE
0902041430	PAULO SERGIO FONTINELI
0902041448	ADEMIR LUIZ PEREIRA
0902041455	RICARDO VIEIRA DE OLIVEIRA
0902041463	ELDER CARLOS JOVANELLI
0902041505	ANTONIO DE SOUZA ALVES
0902041513	ENIO RENATO PESSOTA DE ALMEIDA

0902041554	ALESSANDRO FRASSON
0902041596	YURI SARTORATO CARLOS
0902041604	ADAUTO RIBEIRO DA SILVA
0902041612	SERGIO LUIS DE CARVALHO
0902041646	IVO JOSÉ DE MENEZES
0902041653	REGINALDO TEOTONIO DA SILVA
0902041679	EVANDRO STENIO MOREIRA
0902041695	AGILEU DA SILVA PEREIRA
0902041703	MARCEL MELO
0902041729	MARCELO RODRIGO DE MELO
0902041737	MARCELO DOS REIS SOUZA
0902041752	LORIVAL REIS
0902041786	FABIO PEREIRA DA SILVA
0902041794	DONIZETE GABRIEL
0902041828	ALESSANDRO ROGÉRIO BERNARDO
0902041844	MARCOS RODRIGO DINIZ
0902041851	PAULO ROBERTO DE SOUZA
0902041869	WILLIAM GONÇALVES CRUZ
0902041877	EDIVALDO LIMA
0902041943	MARCOS ANTONIO DOS SANTOS GATTI
0902041950	ADILSON JOÃO COVRE
0902041968	ELIOMARCIO MENESIO
0902041976	ADRIANA AP ULRICH DE OLIVEIRA
0902041992	SILCO PEREIRA
0902042008	ADRIANA DOS PASSOS DA SILVA
0902042016	VANESSA FRANCISLI KADLESCHIK
0902042040	RAFAEL GIMENEZ TREVISANI
0902042081	RICARDO PEREIRA DO NASCIMENTO
0902042107	MARCOS HENRIQUE PEREIRA PADILHA
0902042123	CÍCERO IVO DO NASCIMENTO
0902042131	ADEMIR ANTONIO GRAVA
0902042149	GLAUBER LUCIANO GARCIA
0902042156	ROBINSON DA SILVEIRA
0902042172	DANILO RODRIGUES
0902042180	DAMIÃO SANTOS DE MOURA
0902042198	PAULO ROBERTO MENEGATTI
0902042206	FRANCISCO BENITE MORALES
0902042214	AMARILDO BUSNARDO
0902042248	FABIO CORREIA DE SANTANA
0902042255	JORACY FERREIRA ALVES
0902042271	GABRIEL JOSÉ DE SOUZA
0902042347	LAÍS ROMÃO
0902042362	VALDEMIR POLIZELI MILLER
0902042412	ERICKSON DE JESUS ALVES
0902042479	MARCO ANTONIO SOARES
0902042487	MARCELO LUCIANO REGIANI
0902042495	ROSEANE FERNANDES
0902042537	ALEX SANDRO PACANHELA

0902042545	CRISTIANO HENRIQUE ANGELONI
0902042552	CEZAR LUIZ DE OLIVEIRA
0902042586	ALEX SANDRO GAIOTO
0902042602	SILVIO FELIPE NETO
0902042610	WANDERSON FERREIRA
0902042677	SERGIO APARECIDO BENATO
0902042685	DANIELA DATRINO CAMARGO
0902042719	DOUGLAS FERREIRA DA SILVA
0902042800	ADILSON SOUZA GOMES
0902042818	CRISTIANO FAVARIN CORDEIRO
0902042826	FABIO RONCA
0902042842	IVO BROGLIO
0902042875	FRANCISCO DE ASSIS COSTA FERNANDES
0902042891	HILDOMAR RAIMONDI
0902042917	GILMAR BORGES DA CRUZ
0902042925	MARCELO DE MELLO MARTINS
0902042941	MARCIO APARECIDO PINHEIRO
0902042966	MARCIO JOSÉ MUNIZ
0902042974	VANDERLEI CARLOS JORDÃO
0902043014	ISRAEL CIZINO DO PRADO
0902043022	MARCELO HENRIQUE DINIZ
0902043030	JANIO MENDES DA SILVA
0902043048	CRISTIANO RODRIGO MARIAO
0902043063	ELIANA OLIVEIRA LOPES GUIMARÃES
0902043071	SIDNEY EMILIO BALSAN
0902043082	ADILSON MANOEL PASSOS
0902043093	ARY DELMONDES JUNIOR
0902043104	EDIO OMAR MACHADO
0902043115	FABIO LUIS ROSSETTO
0902043137	DANIEL LUCIO DE FREITAS
0902043148	SANDRA APARECIDA DE SOUZA LEME
0902043162	MAURICIO ALVES DA SILVA
0902043196	‘SAIAS INÁCIO DE DEUS
0902043212	RAFAEL ROSSI
0902043220	EDINEI LEANDRO DOS SANTOS
0902043238	ANTONIO CARLOS PRADO
0902043311	ROGÉRIO RAMIRA CARVALHO
0902043329	ELIAS CLÁUDIO SIQUEIRA
0902043378	REGINALDO JOSÉ ZARPELÃO
0902043386	ADRIANO VALERIANO DA SILVA
0902043428	CELSO RICARDO ALVES DIAS
0902043451	KELCI TONHATO JUSTINO
0902043469	REGINALDO NUNIS
0902043477	EROTHIDE GONÇALVES DE OLIVEIRA FILHO
0902043501	JOÃO BATISTA DE PAULA FELIZARDO
0902043550	LUCINEI DE LIMA NASCIMENTO
0902043584	GILMAR LEMANSKI
0902043667	EDUARDO FABRÍCIO DA SILVA

0902043709	SEBASTIÃO DONIZETE BUENO
0902043717	EDMILSON LUIZ CRISTOFOLETTI
0902043725	LEVI PAIXÃO
0902043733	DALVAN ANTONIO DA COSTA
0902043758	ALEXANDRE LUIZ DE SOUZA
0902043816	JEFFERSON ROGÉRIO RIBEIRO
0902043832	MARA REGINA PEDROZO DE LIMA
0902043840	LUCIANA APARECIDA BUENO
0902043931	VALDECI RODRIGUES VIEIRA
0902043949	LEANDRO BATISTA DOS SANTOS
0902043956	FABIANO ANTONIO DOS SANTOS
0902043964	GEIBER MERHI COSTA
0902043972	ATAÍDE DE PAULA
0902043980	JOÃO EVANGELISTA NEVES
0902043998	ROBSON FERRAZ
0902044046	LUCIMAR MOREIRA DELFINO
0902044061	ADRIANO PEIXOTO DOS SANTOS
0902044087	PAULO CÉSAR LUCIO
0902044095	JOÃO BATISTA GONÇALVES
0902044152	JERUSA CAETANO
0902044186	ELI CARLOS LIMA DA SILVA
0902044194	REGINALDO DE LIMA COCA
0902044210	VALDECIR MARQUES
0902044228	JOSÉ FERNANDES ROMANO
0902044236	ALESSANDER NERES
0902044244	ELESSANDRO DE JESUS TIMOTIO
0902044251	JOSMAR MIRANDA
0902044269	CARLOS EDUARDO MELO
0902044277	JOSÉ APARECIDO DOS SANTOS
0902044285	DIOVANI DE ALMEIDA ARAUJO
0902044293	ÉDERSON FERNANDO RODRIGUES
0902044301	NEDES ALVES DE FREITAS
0902044319	ELDER RAYLEE MIRANDA
0902044327	CARLOS ROBERTO DE SOUZA
0902044335	EMERSON MARCELO
0902044368	ALEX APARECIDO CHAGAS
0902044376	VAGNER PEREIRA
0902044400	RENATO ZANZARINI
0902044426	MILTON QUARESMA
0902044442	VANDEILDO ALVES DE JESUS
0902044459	LUIZ FERNANDO QUEVEDO DA SILVEIRA
0902044475	MARCIO LUIZ DOS SANTOS
0902044483	EDER RAGOGNA
0902044491	ANDRE LUIZ DE SOUSA ZULIAN
0902044509	JOSÉ LUIS DE SOUSA FILHO
0902044558	MARCOS ANTONIO CATOTO
0902044590	FABIO MICHEL ARAUJO ALVES
0902044608	MARCOS DOS SANTOS VIEIRA

0902044616	JULIANO DOS SANTOS
0902044632	RODRIGO ANTONIO JACOB
0902044657	JOEL FARIA HAUK
0902044699	MARCOS ROBERTO PEREIRA FRONER
0902044764	WELLINGTON DINE NOVA
0902044772	FABIO HENRIQUE QUINTEIRO
0902044798	MESSIAS CHIARANDA
0902044822	NILTON FERREIRA MOURA
0902044848	MARCOS ROGÉRIO DA SILVA
0902044855	MARCELO FACCO
0902044863	ALEXANDRE BARCELOS
0902044889	JUAN CARLOS RAMOS VARGAS
0902044905	RENATO LUIZ COSMO
0902044947	JULIO CÉSAR SARTORI
0902045035	ELIEL FERREIRA ESPINOSA
0902045050	RUI AURELIANO DE LIMA
0902045068	WANDERLEI MILANI
0902045092	ÉLSON VAZ OLIVEIRA
0902045118	ADRIANO ALVES FERREIRA
0902045126	ROBSON FOFFANO
0902045134	JULIO CÉSAR SEGUIN
0902045159	JOSÉ CARLOS SALES
0902045167	BRAUNER CAROLINO DA SILVA
0902045175	GERALDO SANTAROSA JUNIOR
0902045183	ANDRE LUIZ FERNANDES DA SILVA
0902045217	ALEXANDRO RODRIGO INÁCIO DOS SANTOS
0902045274	MARCIO ROBERTO FERREIRA
0902045282	EDSEL PAULO FERRIOLLI
0902045324	MARCIO ROGÉRIO FERREIRA
0902045332	WESLEY LUCIANO DOMINICI
0902045340	MARCELO APARECIDO DA SILVA
0902045365	IVAN CARLOS GOMES DE OLIVEIRA
0902045373	JOÃO ROBERTO PREVIATO
0902045415	AMARILDO AFONSO XAVIER
0902045431	LUCIANO CARLOS BUOSI
0902045456	ELTON JOSÉ DA CRUZ
0902045464	MARCOS HENGUEL
0902045472	REGINALDO DAMASCENO
0902045480	ANDRE APARECIDO SOARES MALTA
0902045506	DONIZETE FIGUEIREDO DE LIMA
0902045514	SANTO DONIZETI QUINTILIANO
0902045530	FLAVIO BALDENEBRO ORTEGA
0902045555	JOSANDRO FELICIANO DE JESUS OLIMPIO
0902045597	OSMAR SANTA MARIA
0902045639	WILMAR JOSÉ BERALDO JUNIOR
0902045654	CARLOS CRISTIANO HASS
0902045662	CLEBER FERNANDO DE PIEM
0902045670	RONILSON DE AZEVEDO

0902045696	SILVANA APARECIDA OLIVEIRA B DESCROVE
0902045704	HAROLDO MARTELO
0902045720	ANDERSON VIEIRA ALVES
0902045738	WESLEY ALESSANDRO RODRIGUES
0902045746	ARTHUR JORGE DOS SANTOS
0902045753	SANDRO ALVES DE ALMEIDA
0902045761	BOLIVAR FRANCISCO VIEIRA DE FREITAS
0902045779	EDUARDO BRIANEZ
0902045787	THIAGO MARTINS FERREIRA
0902045811	MARCOS DE OLIVEIRA CAPRISTO
0902045829	PAULO SERGIO MOTTA
0902045837	DIRCEU DANILEVICZ
0902045845	RICARDO MILLER
0902045860	CARLOS PAIXÃO
0902045886	ELTON ANSELMO CULTI
0902045894	SARA EL KADRI
0902045902	EDMILTON DO NASCIMENTO
0902045928	SEBASTIÃO TAVEIRA DOS SANTOS
0902045985	MILENA DE GODOY PEDRASSOLLI
0902045993	CARLOS RENATO FAVARO
0902046009	ADILSON ROBERTO FAVARELI
0902046017	GILSON JERÔNIMO DO VALE
0902046025	THOMAZ GLEVERSON PERTILE
0902046033	LEANDRO FERREIRA DOS SANTOS
0902046058	FLAVIO PATRÍCIO GOMES
0902046066	SERGIO DE MELLO E SOUSA
0902046074	CELSO DE SOUZA BARRETO
0902046090	OSVALDO AMARO NARVAS
0902046116	WAGNER GOMES DA SILVA
0902046132	RODRIGO BATISTA BISPO
0902046140	PAULO MIRANDA RODRIGUES
0902046157	MARCELO APARECIDO DOS SANTOS
0902046181	ADILSON APARECIDO DE LIMA
0902046199	WELITON IGNÁCIO BUENO
0902046215	EDIMAR PEREIRA BEZERRA
0902046231	RICARDO ALEXANDRE DA SILVA
0902046249	REGINALDO AUGUSTO DE OLIVEIRA
0902046256	SAMUEL GOMES DA SILVA
0902046264	ISRAEL RAMOS
0902046280	VINICIUS MANOEL NUNES
0902046314	HELLER BRAGA
0902046348	RAFAEL EDGAR PIRES DE LUCIO
0902046363	FABIO ROBERTO PEREIRA
0902046389	CLAUDINEI FERREIRA DOS SANTOS
0902046397	WELLINGTON LUIZ SIMPLÍCIO
0902046405	ALEX DAMASCENO
0902046421	JEFERSON DE MORAES
0902046454	VALDEVINO ANTONIO MARTINS

0902046462	HENRIQUE FERNANDES QUARESMA
0902046520	FABIO MOTA FERNANDES
0902046538	FERNANDO AUGUSTO CAMARGO
0902046587	MARCIO ALESSANDRO FERREIRA DE LIMA
0902046595	ELIEL HENRIQUE MEDEIROS
0902046603	APARECIDO ESTEVAM
0902046611	ALEXANDRE RODRIGUES DA SILVA
0902046629	ROBSON FERREIRA
0902046686	RÔMULO RODRIGUES
0902046710	ERIC HENRIQUE DE SOUZA
0902046728	LUIZ ANTONIO DELVECHIO
0902046744	DIRCEU CANTUARIA VIEIRA
0902046751	EDUARDO SIMÃO JUNIOR
0902046769	CLÁUDIO MIRANDA DA SILVA
0902046785	ANDRE STRABON NETO
0902046793	KARIN REGINA MANFRINATO
0902046819	GLICIA BIFFI COSTA ALVES CORREA
0902046827	MARCOS ANTONIO DA ROCHA SOARES
0902046835	FERNANDO DA SILVA RAGOGNA
0902046868	GRAZIELA BENEDITA GOMES
0902046884	ADEMILSO APARECIDO SOARES
0902046934	RENATO MACHADO DA COSTA VEIGA
0902046959	MARIANA IEMINI CARVALHIDO
0902046975	AGUINALDO BARROS DE CARVALHO
0902047007	PAULO SERGIO ORZARI
0902047031	CARLOS CÉSAR DE OLIVEIRA
0902047049	CRISTIANE DELLA NEGRA CREPALDI
0902047056	ALINE FELIPPE
0902047080	SEBASTIÃO FERNANDES JUNIOR
0902047098	JOEL DE OLIVEIRA
0902047106	FABIO SERGIO DE ALMEIDA
0902047114	HUBEMAR GUILHERME DE CARVALHO
0902047122	GELSON DE SOUSA PALMEIRA
0902047130	URIEL NUNES FERREIRA
0902047148	CÉLIO SOARES DA SILVA JUNIOR
0902047197	MARCO AURÉLIO LORENÇÃO
0902047239	LUIZ FERNANDO LINO
0902047288	GUSTAVO PEREIRA DA CUNHA
0902047296	MOISES LUIZ CANALLE
0902047304	PAULO SERGIO DE OLIVEIRA.
0902047312	ULISSES ANTONIO STARNINI CAMARGO
0902047320	ANDERSON HENRIQUE MARTINS FERRARESE
0902047338	LUIS HENRIQUE COUVRE
0902047353	WILTON CÉSAR ALVES
0902047395	FERNANDA RENATA DA COSTA
0902047411	ODAJR OLICRE SALATI
0902047429	ALEX FURATINI FRANCO
0902047445	VALDINEI ROBERTO PEIXOTO

0902047486	ALEXANDRE MENEGHEL
0902047494	SIDNEI EVANGELISTA DE LIMA
0902047502	FERNANDA MIANTE AMBO CREMONESI
0902047528	RICARDO CONDE NANDIN
0902047536	GUARACI DE OLIVEIRA
0902047551	MANOEL ARAUJO LOURENÇO TELHADA
0902047569	ALESSANDRA APARECIDA WENZEL AGUSTINELI
0902047577	LUCIANO ANTONIO DE MAURO
0902047585	JULY CRISTI FATTORETO
0902047593	VALCIR PEREIRA DOS REIS
0902047619	DANYELLA OLIVEIRA PERISSOTTO
0902047635	FABIANO APARECIDO LONGO
0902047676	FABIANA AUGUSTA GRAVE DE GODÓI
0902047684	ELAINE DETONI DA FONSECA FELIX
0902047726	GLAUBERSON FACIOLI DE SOUZA
0902047734	CÍCERO FERNANDES
0902047759	LUCAS GARCIA PABLOS
0902047767	ELTON FERNANDO PORTO
0902047783	CRISTIAN DE SOUZA PAIXÃO
0902047791	DOUGLAS WILLIAN DO NASCIMENTO
0902047809	CLAUDENOR SANTO DIAS
0902047825	DANIEL JOSÉ DE BRITO
0902047833	JOSÉ ALBERTO VINHA MARQUES DA FONSECA
0902047874	ANTONIO ELIAS DA SILVA JUNIOR
0902047890	FABIO LUIS LUCCHETTI
0902047916	MURILO LEANDRO FRANCO
0902047940	WILLIAN EVANS DA SILVA
0902047973	SADRAQUE PEREIRA DOS REIS
0902048005	VALDEMIR RODRIGUES ALVES
0902048021	GLAUBER EDUARDO DE MATTOS
0902048039	HUMBERTO MORAES
0902048104	ANDERSON CARLOS PIMENTA
0902048120	CLÁUDIO TERLIZZI
0902048146	THIAGO CÉSAR NEVES RESTA
0902048153	MICHAEL DENIS LAGO
0902048161	SERGIO FERNANDO DE OLIVEIRA
0902048179	EDSON GUIO
0902048195	LEONARDO SIMEONI SCANAVINI
0902048211	ANA LUCIA STOCKMANN
0902048229	KELEN CRISTINA LAGO
0902048245	MARCOS ANTONIO CONDE URTADO
0902048252	ANDERSON ROGÉRIO GRANGEIRO
0902048278	NEWTON RETUSSI SCALISSE
0902048286	LUIZ ALFREDO VIEIRA DA SILVA CAMPOS
0902048294	RENATO MONTEIRO
0902048310	CLEBSON LEANDRO DA SILVA
0902048336	LUIS GUSTAVO PIRES
0902048344	JULIO CÉSAR DE OLIVEIRA ROSA

0902048351	NILTON GARCIA
0902048377	LUIS CARLOS DA SILVA
0902048385	SANDRA CRISTINA J REZENDE
0902048393	REGINALDO APARECIDO DE LIMA
0902048401	JONATHAS ALVES MOREIRA
0902048427	JOSÉ JACOB MARTINS
0902048435	ANDRE LUIS BAPTISTA
0902048443	EDICARLOS SAMPAIO
0902048450	ANDERSON PEDRO TAGLIARI
0902048500	RODRIGO LAIZO
0902048518	MAGALI DOS SANTOS IACOPETTI
0902048534	JOÃO DIRCEU PAVAN JUNIOR
0902048567	JOSÉ GIL PEREIRA
0902048583	DANIEL CÉSAR PRATA
0902048666	MARCIO SOARES DE ARAUJO
0902048682	ELLEN FRANCIS MARTINS LEITE
0902048690	CLÁUDIO ROBERTO RUIZ
0902048708	RICARDO DO VALE FILHO
0902048724	BERENICE DE JESUS ROCHA
0902048732	IVO OQUENDO
0902048757	FRANCISCO DE A T ACAKURA
0902048765	CARLOS JOSÉ R DO NASCIMENTO
0902048773	ELIESER CORREGIO
0902048781	PAULO MECIAS DA SILVA
0902048799	FIDÊNCIO LUIZ DE MORAIS
0902048807	ROGÉRIO RODRIGUES DE SOUZA
0902048815	CLAUDINE! LEMES DO CARMO
0902048831	MAGDA ALUX LOURENÇO
0902048849	CÁSSIA LUIZA DA SILVA
0902048864	JO SON CHUN
0902048872	JOSÉ PAULO STABILE
0902048880	MARIO DEL MATTO
0902048898	PAULO SERGIO GOMES COELHO
0902048906	PEDRO FERREIRA ARECO
0902048914	THIAGO DE ALMEIDA GUEDES
0902048922	WAINER CESCHINI
0902048930	WILSON CÉSAR MUNIZ
0902048948	ALEXANDRO DA SILVA NABARRETI
0902048955	CÁSSIO RICARDO DE CARVALHO
0902048963	FABIANE TRINCA DA SILVA
0902048971	LEANDRO MODESTO PEREIRA
0902048989	LUIS ALBERTO ARMELIN
0902049003	SUEMI APARECIDA MATUMOTO DADICO
0902049011	CLEBER APARECIDO CEGALA PESSOA
0902049045	ANDERSON ISRAEL DA SILVA BORGES
0902049052	CARLOS EDUARDO VEIGA PEREIRA
0902049060	MICHEL ALEXANDRE ZAIA
0902049078	EDILSON PEPIS

0902049086	ERIC SANDRO MAZIERO
0902049094	FELIPE RICARDO ALVINO
0902049102	RODRIGO BUOSO BAFINI
0902049110	GUSTAVO OLIVEIRA DA SILVA
0902049136	TELLES WENDER AMARO
0902049151	FLAVIO EDUARDO NICOLETTO
0902049169	ANDRE LUIS DOS SANTOS LULIO
0902049177	GEAN PAULO PEDRO CERQUEIRA
0902049185	DENIS CARVALHO
0902049193	JOSÉ CLÁUDIO DE ARAUJO
0902049201	DANIELA BORTOLETTO
0902049227	JONAS DONIZETE SCHIMIDT
0902049235	WILLIAN BERALDO DA COSTA
0902049243	ROBSON OSVALDO DA SILVA
0902049276	RENAN SANTANA BARBIZANI DE SOUZA
0902049284	ROGÉRIO BARBOSA LOURENÇO
0902049292	SERGIO RENATO NAVAL
0902049300	SILAS DE SOUSA MEDEIROS
0902049318	PAULO CELSO BASSETTI
0902049326	JOSÉ CARLOS GARBES
0902049334	MARCIO EDUARDO VALENTE BRAGA BITTENCOURT
0902049342	FABIO APARECIDO PEIXOTO
0902049359	RENAN HENRIQUE PIRES
0902049367	DANIEL ENIO LIMA DA SILVA PIMENTA
0902049375	WILLIAM PEREIRA DA SILVA
0902049383	KLEBER FERREIRA DE ALENCAR
0902049391	MARCELO PEREIRA DA SILVA
0902049409	FERNÃO SMANIA BRANDÃO
0902049417	EURÍPEDES ROBERTO CUBERO DOS SANTOS
0902049557	EWERTON FERNANDES DE BARROS
0902049565	KETTI MARY HAMAM
0902049581	ALEXANDRE IRINEU BENTO
0902049599	FLAVIO LUIZ ROCHA BIZERRA DA SILVA
0902049607	EVERTON DE JESUS DO ROSÁRIO
0902049615	MARCOS ROBERTO SHIUTTI DA SILVA
0902049623	ANDRE DE AZEVEDO BONAN
0902049631	EDSON ALLAN FRANCO
0902049649	WELLINGTON HEREDIA
0902049656	FABIO CORREIA PRADO
0902049664	LUIS HENRIQUE MARTINS
0902049672	DIEGO CAMPANA
0902049680	MICHEL FERREIRA DE LIMA
0902049698	DIEGO NANTES FERIANI
0902049706	FABIO DA SILVA
0902049714	SANDRA DIAS MATOS
0902049722	EMERSON BENEDITO HILÁRIO
0902049730	MAURO SERGIO TEIXEIRA
0902049748	TIAGO FERNANDO RODRIGUES

0902049755	BRUNO GABRIEL DE OLIVEIRA PAPANI
0902049763	CÉSAR THIAGO RODRIGUES
0902049771	PAULO SERGIO MIRANDA DA SILVA
0902049789	RICARDO MIRANDA DE ALENCAR
0902049813	DONIZETI PONTELLO
0902049821	ZÉLIA RODRIGUES DA CRUZ
0902049839	GILSON DE CELIS
0902049847	BRUNO HENRIQUE ALVINO
0902049854	JULIO CÉSAR VIZZACCARO
0902049862	MARCOS VINICIUS CANDIDO FERREIRA
0902049870	ERICK DE LIMA SANTOS
0902049888	MARIA JOSÉ COSTA
0902049896	RONALDO DENIS TALASSO
0902049904	MARCOS ALBERTO BOGRE
0902049912	JEFFERSON CASSIANO DA SILVA
0902049920	EDUARDO MELZANI
0902049938	ALEXANDRE PAULINO
0902049946	HEVERTON BRUNO SARTORI
0902049953	DIEGO DE OLIVEIRA
0902049979	ELIZA VEQUETINI
0902049987	FRANCIELLE SANTOS NUNES
0902049995	BRUNO BURILLI SANTOS
0902050001	THIAGO ANTONIO LUIZ
0902050019	ANDERSON ARAUJO
0902050027	ALBERT DONIZETTI REGONHA
0902050035	FABIANO RODRIGUES DOS SANTOS
0902050043	BRUNO RODRIGUES DA SILVA
0902050050	BRUNO JOSÉ CANDELLA CARVALHO
0902050068	CARLOS ALBERTO PIRES DE LUCIO
0902050076	EDUARDO ALEX WHITEHEAD
0902050118	DONIZETE FABIO SILVA DE PONTE
0902050159	LUIS FERNANDO DUARTE DA FONSECA
0902050167	MARCOS ROBERTO DE SOUZA AZEVEDO
0902050175	CARLOS JOSÉ BRANDINE
0902050183	ALLAN JEFERSON SCARPIN
0902050191	DANIELA CRISTINA BUIN PILOTO
0902050217	ALLAN DIEGO DE SOUZA
0902050225	EDINON DE SOUZA
0902050233	FRANCISCO PALMEIRA NETO
0902050241	MARCO AURÉLIO ZAJA
0902050258	MARCOS RAINIAK DE SOUZA
0902050266	MARCOS ROBERTO AMORIM
0902050274	MARCOS ESTEVAM BAILO
0902050282	ALEX YAMAMOTO PERES
0902050290	ADEMILSON APOLINÁRIO
0902050308	CARLOS AUGUSTO DELAFIORI JUNIOR
0902050316	GUSTAVO MURILO SIRIANI
0902050324	ROGÉRIO CABRAL AYELO

0902050340	ITAMAR SANTA ROSA
0902050357	MOACIR DE SOUZA MORAES
0902050365	MARCIO IZAIAS FUZETTI
0902050373	EVERTON RICARDO GRIPPA
0902050381	FABIO JOSÉ AMÉRICO SANTANA
0902050399	FERNANDO CONDE BASÍLIO
0902050407	LUCAS MESSA DA SILVA
0902050415	LUIS FERNANDO DE SOUZA PEREIRA
0902050423	LUIZ EDUARDO GERALDO
0902050431	MARCUS VINICIUS DA SILVA
0902050449	MURILO DE BRITO MIRANDA
0902050456	PAULO HENRIQUE NEVES DE JESUS
0902050464	REGINALDO ARAUJO DE LIMA
0902050472	THIAGO ARAUJO MAIA
0902050506	NILTON NOGUEIRA DA SILVA JUNIOR
0902050514	JOSÉ APARECIDO CORREA
0902050522	PAULO CÉSAR NUNES PEREIRA
0902050530	JOHNATAN CÉSAR BARIOTTO
0902050548	LEANDRO HENRIQUE COSTA
0902050555	EVANDRO LUTERO ALVES
0902050563	DANILO JOSÉ DA SILVA
0902050571	ROGÉRIO DELTREGGIA
0902050589	MATHEUS QUIARADIA GOMES DA SILVA
0902050597	CARLOS CAETANO DA SILVA JUNIOR
0902050605	PATRÍCIA DE AQUINO DOS REIS PEREIRA
0902050613	ROGÉRIO MIRANDA VIEIRA DE OLIVEIRA
0902050621	ALÉM MENDES DE SOUSA
0902050639	JHEIMES EDUARDO GALLEGO
0902050647	ANDRE MARTINS REGIS
0902050654	CRISTIANO RIBEIRO INOCENTE
0902050662	MARCIO ROBERTO BATISTA DA SILVA
0902050670	DIEGO RIBEIRO
0902050688	JEFFERSON WILLIAN DE CARVALHO
0902050704	VANDERSON DIAS COZENDEY
0902050712	RAMIREZ TORRES DOS SANTOS
0902050738	MARCO ANTONIO DE OLIVEIRA BARROS
0902050746	MURILO ALBERT PINTO
0902050753	UELBES LIMA MAGALHÃES
0902050761	AMARILDO BRÁS GOMES CALHEIRO JUNIOR
0902050787	WAGNER JOSÉ BERNARDI
0902050795	PAULO HENRIQUE LEMOS ALVES
0902050803	DAVI RODRIGUES DE SOUZA
0902050811	ERICK ANTONIO DE OLIVEIRA
0902050829	ROGÉRIO DE CAMPOS TEIXEIRA
0903049961	ROBERTA CHICONI
0903050084	GUILHERME PEGORARI RIBEIRO
0903050092	PEDRO PAULO RODRIGUES DO AMARAL JUNIOR
0903050100	RAPHAEL SANTOS DA SILVA

0903050126	BRUNO VIALLE SILVEIRA
0903050332	GLAUCIA SOARES GUEDES
0903050480	CARLOS WILLIAM GALDINO
0903050498	RENAN CELSO DA SILVA
0903050696	EMILIM FIDELES DA SILVA
0903050779	GUSTAVO HENRIQUE DOS SANTOS
0903050837	FABIO ALVES DOS SANTOS
0903050845	HENRIQUE VENDEMIATTI
0903050852	JHONATAN PINTO
0903050860	PAULO EDUARDO FERNANDES CHAVARI
0903050878	RAFAEL MARTINS OCANHA
0903050886	VINICIUS SILVA GARCIA
0947018062	MARIA SONIA SANTANA
0947018070	FRANCISCO ALVES DE ALMEIDA
0947018088	JOSÉ LUIZ DE FREITAS ROCHA
0947018112	ROSANGELA SILVA DOS SANTOS
0947018146	RICHARD JOSÉ RESPONDOVESK
0947018153	ROGÉRIO SALAMUNI
0947018187	CARLOS EDUARDO SALVADOR
0947018211	FREDERICO SILVA DINIZ
0947018245	EVERSON BELTRÃO DA SILVA
0947018252	SANDRO FELIPE
0947018260	ALEX PASSOS DOS SANTOS
0947018286	HERMÓGENES REIS
0947018294	ISNAR APARECIDO TEODORO VAZ
0947018310	CAMILA DA PAIXÃO BIANCHINI
0947018328	MATHEUS ARANHA VIZZOTO
0947018351	RODRIGO HENRIQUE MIHAR
0947018369	DILETO BENEDITO BAÚ
0947018393	TATIANA RODRIGUES FERNANDES
0947018419	PATRÍCIA TREVISAN
0947018427	RAFAELA IANI DE FREITAS
0947018435	EDSON LUIS SANTIAMI
0947018443	RENAN AUGUSTO MASSUCO PINTO
0947018450	LUIS FELIPE ARAUJO DO NASCIMENTO
0947018468	SIMONE VERNAGLIA MARTINS
0947018476	JUNIO APARECIDO TONETTI
0947018484	ANDRE FERREIRA SOUSA
0947018492	MARCELO CARVALHO DE REZENDE
0947018500	EVERTON PIRES SOLIMAN
0949012063	HELENO VASCONCELOS VIEIRA
0949012071	DOMINGOS RAIMUNDO FILHO
0949012097	ADRIANO JOSÉ DE MOURA
0949012121	EDSON JOSÉ COZZATI
0949012162	CARLOS ALBERTO MARIA
0949012170	ALEX APARECIDO RABATINI
0950000010	MARIO LAUREANO JUNIOR
0950000032	MARCELINO LOPES ROSADO NETO

0950000043	WILSON MORATO DO AMARAL JUNIOR
0950000054	PAULO CÉSAR MONTEIRO
0950000076	CAMILA DE PAULA TEZOTO PROENÇA
0950000087	FABIANE REGINA FRATONI
0950000098	DENYS FERNANDES CASARIM
0953006290	EDSON LUIS JAGHER
0953006308	GILMAR ANTONIO PANCERA
0953006316	ADEMIR AP ALCINDO ANTONIO
0953006324	LUIZ ROBERTO PICELLI
0953006332	IVONE APARECIDA DA ROSA RODRIGUES
0953006365	JOSÉ DE ARIMATEA CARDOSO GARCIA
0953006407	JOSÉ BORGES DOS SANTOS
0954003734	LUIS ANTONIO FERREIRA
0954003775	MÁRCIA CRISTINA CANGUSSU
0954003783	PAULO OTAVIANO CLARO DA SILVA
0960001037	JAIR ANTONIO MENDES
0960001045	ELOI OFSIANY
0960001052	ROSANGELA APARECIDA FRANCO GASPAROTI
0960001060	JULIO CEZAR GIMENEZ
0960001078	PAULO ROBERTO CHAGAS
0960001094	CLÁUDIO MARCELO P ORIANI
0960001102	MARCOS PEDROSO DE OLIVEIRA
0963010068	LOURIVAL IGLESIAS
0963010076	OSMAR DE CAMARGO CORREA
0963010084	JOARES DAL SANTOS
0963010118	RICARDO ALVES CORREIA
0963010134	ALEX SANDRO ALVES
0963010142	LUIZ AUGUSTO FRANCO DE FREITAS
0963010167	ROBERTO FOGACA
0963010191	JANSEN BARROZO FERNANDES
0963010209	MARIA CRISTINA TREVIZAN
0964006412	MODESTINO APARECIDO TURATI DE CHECHI
0964006420	ANTONIO AUGUSTO ULTRAMARI
0964006446	RIVALDO ANTONIO ZAMBIANCO
0964006479	LAURI DE MOURA BOELTER
0964006503	CLAUDINEI DE SOUZA ROSA
0964006511	PEDRO GILIET
0964006537	DANIELA MARIA ROSA
0964006545	RAFAEL DE JESUS ANTONIO

Exhibit 10.1.5

Trademark Assignment and Transfer Agreements

By this instrument, on the one part:

1.                   FIBRIA CELULOSE S.A. (new company name of Votorantim Celulose e Papel S.A.), with its principal place of business in São Paulo, State of São Paulo, at Alameda Santos, 1357, 6th floor, Cerqueira César, Postal Code 01419-001, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (“CNPJ/MF”) under No. 60.643.228/0001-21, herein represented pursuant to its Bylaws by its officers Messrs. Carlos Augusto Lira Aguiar, Brazilian, married, engineer, bearer of Identity Card RG No. 11.044.512-9 IFP-RJ, enrolled with the Individual Taxpayers Register of the Ministry of Finance (“CPF/MF”) under No. 032.209.829-72 and Marcelo Strufaldi Castelli, Brazilian, married, mechanic engineer, bearer of Identity Card RG No. 11.778.104-6 SSP/SP, enrolled with the Individual Taxpayers Register of the Ministry of Finance (“CPF/MF”) under No. 057.846.538-81, both resident and domiciled in the City and State of São Paulo, with commercial address at Alameda Santos, No. 1357, 6th floor, Postal Code 01419-908 (hereinafter referred to as “ASSIGNOR”), and on the other part:

2.                   SUZANO PAPEL E CELULOSE S.A., with its principal place of business in Salvador, State of Bahia, at Av. Professor Magalhães Neto, 1752, 2nd floor, suites 206, 207 and 208, Pituba, Postal Code 41810-012, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance (“CNPJ/MF”) under No. 16.404.287/0001-55, herein represented pursuant to its Bylaws by its officers Bernardo Szpigel, Brazilian, divorced, engineer, bearer of Identity Card RG No. 2.397.570 IPF/RJ and enrolled with the Individual Taxpayers Register of the Ministry of Finance (“CPF/MF”) under No. 069.291.337-87, and Carlos Aníbal Fernandes de Almeida Júnior, Brazilian, married, engineer, bearer of Identity Card RG No. M-4.379.898 SSP/MG and enrolled with the Individual Taxpayers Register of the Ministry of Finance (“CPF/MF”) under No. 910.169.166-04, both resident and domiciled in the City and State of São Paulo, with commercial address at Avenida Brigadeiro Faria Lima, 1355, 8th floor (hereinafter referred to as “ASSIGNEE”, and ASSIGNOR and ASSIGNEE collectively referred to as “Parties” and individually as “Party”);

NOW THEREFORE, the Parties agree to enter into this Trademark Assignment and Transfer Agreement (“Agreement”), upon the following clauses and conditions which they mutually grant and accept.

1.             The ASSIGNOR hereby assigns and transfers to the ASSIGNEE irrevocably and irreversibly all the rights and interests that ASSIGNOR has in regard to the applications for registrations and registrations of trademarks filed and granted by the National Institute of Industrial Property (“INPI”) and/or by other foreign agencies as described in Exhibit I hereto (“Trademarks”) which, initialed by the Parties, is an integral part hereof.

2.             In light of the assignment and transfer hereunder the ASSIGNOR agrees to assign on the date hereof the use of the Trademarks.

3.             The ASSIGNOR hereby declares to have received from the ASSIGNEE on the date hereof consideration for the assignment of the rights set forth herein, by means of which ASSIGNOR gives to ASSIGNEE the broadest, most general, irrevocable and irreversible release, having nothing further to claim on this account.

4.             Should the INPI or other foreign agencies in which the Trademarks have been filed make any requirement or request execution of another specific instrument of assignment to formalize the annotation or registration of the assignment and transfer of the Trademarks, the ASSIGNOR agrees to cooperate with the ASSIGNEE to meet the mentioned requirements as well as to sign the documents required for achievement of such purpose, until the annotation of the Trademarks assignment has been duly published and provided that such cooperation does not result in any cost or expense to the ASSIGNOR.

5.             The ASSIGNOR expressly declares that it assigns and transfers the Trademarks under this Agreement with all the rights inherent thereto, and the ASSIGNEE may perform any and all exploitation of the Trademarks. Except as provided for in section 5.1, the ASSIGNEE is free and clear to benefit from, use and enjoy any and all rights inherent to the ownership and possession of the Trademarks.

5.1. The ASSIGNEE hereby acknowledges that: (i) the Trademarks made up by the term “MAGNUM” are licensed in favor of DaiEi Papers (USA) Corp. by January 15, 2012, for use in the territory specified in the respective agreement; and (ii) such license shall be extended to January 15, 2015, as per understandings maintained by Seller with DaiEi Papers (USA) Corp. prior to the date of execution of this Agreement.

6.             The ASSIGNOR hereby authorizes the ASSIGNEE to carry out the application for annotation of this assignment and transfer of the Trademarks to its name before the INPI and/or other foreign agencies in which the Trademarks have been filed, provided that the ASSIGNEE may appoint a power of attorney for such purposes and also act as plaintiff in any existing administrative proceedings in a broad and unrestricted manner.

7.             The provisions of the Business Unit Purchase Agreement and Other Covenants entered into by and between the Parties on the date hereof, including its Section 9, shall apply to this instrument.

8.             This assignment and transfer are binding on the Parties and their successors on any account.

9.             The Parties hereby elect the courts of the Capital of the State of São Paulo as the courts of jurisdiction to solve any doubts or disputes arising out of this Instrument.

IN WITNESS WHEREOF, the PARTIES sign this Instrument in two (2) counterparts of identical content and for one sole purpose, in the presence of two (2) witnesses identified below.

São Paulo, January 31, 2011.

FIBRIA CELULOSE S.A.
By: Carlos Augusto Lira Aguiar
Title: Officer

FIBRIA CELULOSE S.A.
By: Marcelo Strufaldi Castelli
Title: Officer

SUZANO PAPEL E CELULOSE S.A.
By: Bernardo Szpigel
Title: Officer

SUZANO PAPEL E CELULOSE S.A.
By: Carlos Aníbal Fernandes de Almeida Júnior
Title: Officer

WITNESSES:

1.		2.
	Name:		Name:
	CPF/MF:		CPF/MF:

EXHIBIT 1

Trademarks in Brazil

Trademark	Proceeding No.	Form of Presentation	Class	Filing Date
COPIMAX	815444591	Word	16/10	March 23,1990
COPIMAX	825612772	Composite	NCL 16	July 22, 2003
COPIMAX O PAPEL ECOEFICIENTE	828680590	Composite	NCL 16	August 22, 2006
COPIMAX — ACESSO RESTRITO	827629010	Word	NCL 16	August 9,2005
COPIMAX ANTICÓPIA	827628986	Word	NCL 16	August 9, 2005
COPIMAX CORPORATE	826168574	Word	NCL 16	February 20, 2004
COPIMAX DIGITAL	823918351	Word	NCL 16	November 13, 2001
COPIMAX EUCALIPTO	827925689	Word	NCL 16	November 30, 2005
COPIMAX GRAPHICS	823397637	Word	NCL 16	July 3, 2001
MAXCOTE	816908010	Word	16/10.20	October 14, 1992
MAXCOTE O PAPEL DO SUPER AMIGO DA NATUREZA	827222416	Composite	NCL 16	March 10, 2005
MAXCOTE O AMIGUINHO DE CLASSE	817751530	Composite	16/10.20	(sic) 29,1994
MAXCOTE	817849483	Composite	16/10.20	June 30, 1994
IMAGE ART	820456748	Word	16/10.20.30	January 20, 1998
IMAGE MATE	820456756	Word	16/10.20.30	January 20, 1998
IMAGE PACK	821490664	Word	NCL 16	July 12,1999
IMAGE WEB	825280710	Word	NCL 16	February 25, 2003
IMAGE LABEL	825280729	Word	NCL 16	February 25, 2003
IMAGE FIBRAS NATURAIS	828904898	Word	NCL 16	December 15, 2006
IMAGE FIBRAS APARENTES	828904928	Word	NCL 16	December 15, 2006
MAGNUM	800094859	Word	16/10	April 16, 1980
MAGNUM	818001410	Word	16/10	October 6, 1994
MAGNUM	825579023	Word	NCL 16	July 3, 2003
MAGNUM COPY	825280702	Word	NCL 16	February 25, 2003

Trademarks Abroad

Country	Trademark	Form of Presentation	Order No.	Registration No.
Germany	MAGNUM	Word		39941814
Germany	MAGNUM DIGITAL SPEED BOX	Word		303324430
Argentina	MAGNUM	Word	2259738
Argentina	MAGNUM CART	Word		1966587
Argentina	MAGNUM DIGITAL	Composite	2490127
Australia	MAGNUM	Word		795377
Austria	MAGNUM	Word		185318
Benelux	MAGNUM	Word		0654481
Bolivia	MAGNUM CART	Word		68391
Bolivia	MAGNUM	Word		84008
China	MAGNUM	Word	5203955
Colombia	MAGNUM	Word		304225

South Korea	MAGNUM	Word		613586
Equator	MAGNUM	Word		28627
Spain	MAGNUM	Word		2238825
United States	MAGNUM	Word		2369189
United States	MAGNUM DIGITAL	Word		3108742
United States	MAGNUM DIGITAL SPEED BOX	Word	76/504972
Philippines	MAGNUM	Word	04-2007-006390
Great Britain	MAGNUM	Word		2249251
Hong-Kong	MAGNUM	Word		04478
Italy	MAGNUM	Word		00861821
Malaysia	MAGNUM	Word		03012886
New Zealand	MAGNUM	Word		310302
Paraguay	MAGNUM CART	Word		270563
Paraguay	MAGNUM	Word		226132
Peru	MAGNUM DIGITAL	Word	217452
Peru	MAGNUM	Word		57659
Portugal	MAGNUM	Word		337389
Uruguay	MAGNUM	Word		313172
Uruguay	MAGNUM CART	Word		254888
Venezuela	MAGNUM	Word	268489

Exhibit 10.1.6 — License to Use Genetic Material

LICENSE AGREEMENT TO USE

GENETIC MATERIAL

By this private instrument the parties, on the one part:

1.                            FIBRIA CELULOSE S.A., a Brazilian company with its principal place of business in the city of São Paulo, State of São Paulo, at Alameda Santos, 1357, 6th floor, Cerqueira César, CEP 01419-001, enrolled with the National Corporate Taxpayers Register (CNPJ) under No. 60.643.228/0001-21, herein represented pursuant to its Bylaws by their officer, Messrs. Carlos Augusto Lira Aguiar, Brazilian citizen, married, engineer, bearer of Identity Card (RG) No. 11.044.512-9 IFP-RJ, enrolled with the Individual Taxpayers Register (CPF/MF) under No. 032.209.829-72, and Marcelo Strufaldi Castelli, Brazilian citizen, married, mechanical engineer, bearer of Identity Card (RG) No. 11.778.104-6 SSP/SP, enrolled with CPF/MF under No. 057.846.538-81, both of whom resident and domiciled in the City and State of São Paulo, with business address at Alameda Santos, nº 1357 — 6th floor, CEP 01419-908, hereinafter referred to as “LICENSOR”

and on the other part:

2.                            SUZANO PAPEL E CELULOSE S.A., a Brazilian company with its principal place of business in the City of Salvador, State of Bahia, at Av. Professor Magalhães Neto, 1752, 2nd floor, Suites 206, 207 and 208, Pituba, CEP 41810-012, enrolled with the CNPJ/MF under No. 16.404.287/0001-55, herein represented pursuant to its Bylaws by their officers Bernardo Szpigel, a Brazilian citizen, divorced, engineer, bearer of Identity Card (RG) No. 2.397.570 IPF/RJ and enrolled with the CPF/MF under No. 069.291.337-87, and Carlos Aníbal Fernandes de Almeida Júnior, a Brazilian citizen, married, engineer, bearer of Identity Card (RG) No. M-4.379.898 SSP/MG and enrolled with CPF/MF under No. 910.169.166-04, both of whom resident and domiciled in the City and State of São Paulo, with business address at Avenida Brigadeiro Faria Lima, 1355, 8th floor, hereinafter referred to as “LICENSEE”;

LICENSOR and LICENSEE shall be jointly referred to as “Parties” and individually as “Party”;

WHEREAS:

(a)                        on January 31, 2011, the Parties entered a Business Unit Purchase Agreement and Other Covenants (“Purchase Agreement”) through which LICENSEE purchased from Licensor certain commercial establishments — comprised of an ideal half of one plant unit and other forest units — and other rights or assets;

(b)                        such operation involves the ownership rights, including intellectual property rights, to certain genetic materials protected by the National Seeds and Seedlings National System (“SNPC”) of the Ministry of Agriculture, Livestock and Food Supply (“MAPA”) described in Exhibit I hereto (“Genetic Materials”);

(c)                        the Purchase Agreement, which is herein ratified and applies to this instrument, sets forth in section 10.1.6(a) that LICENSOR shall grant LICENSEE an exclusive right to use Genetic Material license; and

(d)                        the Parties wish to stipulate herein the terms and conditions governing the aforesaid license to use.

THE PARTIES RESOLVE to enter into this License Agreement to Use Genetic Material (“Agreement”) to be governed by the clauses and conditions below:

1.      The subject matter of this Agreement is the granting by LICENSOR to LICENSEE on a free and exclusive basis of an exclusive right to use Genetic Material license on the terms of this Agreement.

1.1.          For the purpose of this instrument, LICENSEE is hereby authorized to reproduce at its sole discretion the Genetic Materials at its own or a third party’s nurseries, provided that the seedlings related to such Genetic Materials are planted only within the Related Forest Units, as defined in the Purchase Agreement.

1.2.          Except for the provisions of section 1.1 above, the trade, assignment or transfer of the Genetic Materials by LICENSEE is hereby prohibited.

2.      The benefits resulting from the use of Genetic Materials as well as from derivation, improvements or transformations thereto, shall be owned by whom developed them.

3.      It is herein expressly agreed that LICENSEE is authorized to take the measures necessary before SNPC and/or any other entity, if necessary, to register or demonstrate the right to use Genetic Materials on the terms agreed herein.

4.                   This Agreement shall be effective by January 31, 2018.

4.1.      This Agreement may be terminated for cause at any time by any of the Parties upon a written notice to the other Party in the cases below:

(i)                noncompliance by any of the Parties with any of the obligations provided for herein and not remedied within fifteen (15) days as from the infringing Party’s receipt of the notice sent by the non-infringing Party; or

(ii)            adjudication of bankruptcy, judicial reorganization and judicial or extrajudicial liquidation of the other Party.

4.2.      Exercising the right to terminate this Agreement with cause shall not exclude the right of the non-infringing Party to claim for compensation for loss and damage inflicted by the infringing Party.

4.3.      In any event of termination of the Agreement by LICENSOR with cause whose fault or intention cannot be assigned to LICENSEE, LICENSOR shall be bound to assign on a definite basis to LICENSEE the Genetic Materials herein licensed, without any additional charge for LICENSEE as well as all other documents required to continue using the Genetic Materials.

5.      Each one of the Parties shall be liable for the use of any other their rights to the Genetic Materials and for the consequences arising from the use thereof including those related to third parties. Under no circumstance shall such liability be notified to the other Party.

6.      The Parties undertake: (i) to keep in secrecy any Confidential Information (defined below); (ii) not to transmit it to third parties; and (iii) to take all necessary measures so the Confidential Information is not disclosed, including by their managers, employees, representatives, agents or persons related in any way to them, for as long as this Agreement is effect and for an additional period of ten (10) years after termination hereof for any reason, for any purpose that is not allowed or necessary for compliance with their obligations set forth herein.

6.1.      For the purpose of this Agreement, “Confidential Information” shall mean all pieces of information necessary for the perfect performance of the covenants herein that is made available, on a formal or informal basis, in writing or oral form, including, but not limited to, experiments, ideas, models, samples, formula, technical data, trade secrets or know how, studies, tests, business plan, experiments, products or services, financial projections, costs, patents, registration, cultivars, application for patents and/or registration, investigations, inventions, processes, drawings, and any and all information disclosed, furnished or informed from one Party to the other, and excluding information (i) publically disclosed by the Parties before executing this Agreement, according to documental evidence; (ii) that is in public domain, as evidenced by trustworthy publications; or (iii) required by law or court or administrative order, upon such event (1) disclosure shall be restricted to the minimum required by the rule at issue, and (2) the Party subject to the law or order at issue shall notify the other Party so, if the latter so wishes, it may seek to suspend it or have it dismissed.

6.2.      The Parties undertake to inform their managers, employees, representatives, agents and persons related to them that they shall be involved in the performance of this Agreement under the confidentiality terms set forth herein and to enter into with such persons an individual instrument of confidentiality in relation to the matters involving the subject matter of this Agreement and the data or Confidential Information of the other Party.

6.3.      In any event of termination or end of this Agreement, the Parties shall immediately return to the other Party any documents and materials containing Confidential Information.

7.      Any amendments to or complementation of this Agreement shall be valid only in writing signed by the Parties.

8.      This Agreement shall be binding upon the Parties, their assignees and respective successors.

9.      All notifications or notices forwarded under this Agreement from one Party to the other shall be sent by registered mail or fax as specified below:

If to LICENSOR:

SUZANO PAPEL E CELULOSE S.A.

Av. Brigadeiro Faria Lima, 1355 — 8º andar

São Paulo — SP 01452-919

Attn: Antonio Maciel Neto — CEO and Investor Relations Officer

With copy to: Luiz Cesar Pizzotti — General Counsel

If to LICENSEE:

FIBRIA CELULOSE S.A.

Alameda Santos, 1357, 8º andar

Cerqueira César, São Paulo, SP CEP 01419-0001

Attn: Mr. Eduardo Andretto — Counsel Officer

Fax No. 11-2138-4007

9.1.      Any of the Parties shall immediately inform the other Party of any notification or notice from the Public Authorities concerning performance of this Agreement.

10.    The Parties elect the courts of the Capital City of the State of São Paulo as the courts with jurisdiction to solve any doubts or disputes arising from this Instrument.

IN WITNESS WHEREOF, the Parties enter into this Agreement in two (2) counterparts of equal form and content before two witnesses undersigned.

São Paulo, January 31, 2011.

FIBRIA CELULOSE S.A.

By: Carlos Augusto Lira Aguiar

Title: Officer

FIBRIA CELULOSE S.A.

By: Marcelo Strufaldi Castelli

Title: Officer

SUZANO PAPEL E CELULOSE S.A.

By: Bernardo Szpigel

Title: Officer

SUZANO PAPEL E CELULOSE S.A.

By: Carlos Aníbal Fernandes de Almeida Júnior

Title: Officer

WITNESSES:

1.		2.
	Name:		Name:

	CPF/MF:		CPF/MF:

EXHIBIT I

Genetic Materials

C041H	VT01 — reference 21254

C219H	VT02 — reference 21255

VR3709H	VT04 — reference 21257

P4295H	VT05 — reference 21258

Exhibit 17.12 — Authorized Initials

By Seller:

Name: Eduardo Andretto	Initials: (sgd)

Identity Card (RG): 22006768-5

By Buyer:

Name: Luiz Cesar Pizzotti
Initials: (sgd)
RG: 6.406.074-3